MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                              Institutional Shares
                                885 Third Avenue
                            New York, New York 10022
                                February 25, 1998
                            (Revised March 6, 1998)


Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company that includes thirteen distinct investment portfolios that focus on international investing (the "Funds"). Morgan Grenfell Investment Services Limited (the "Adviser" or "MGIS"), based in London England, serves as investment adviser to the Funds. The Funds are designed for long-term investors seeking to participate in foreign securities markets.

The investment objective of Morgan Grenfell International Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund (the "Equity Funds") is to maximize capital appreciation. The investment objective of Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (the "Fixed Income Funds") is to maximize total return.

Information concerning investment portfolios of the Trust that focus on U.S. investments is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.

         -------------------------------------------------------------

This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in institutional shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated February 25, 1998, as amended or supplemented from time to time, is available upon request without charge by calling the applicable telephone number listed on the back cover or by writing SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.

         -------------------------------------------------------------

INVESTMENTS IN EMERGING MARKETS CAN INVOLVE SIGNIFICANT RISKS, AND MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, MORGAN GRENFELL EMERGING MARKETS DEBT FUND AND MORGAN GRENFELL EMERGING LOCAL CURRENCY DEBT FUND ARE DESIGNED FOR AGGRESSIVE INVESTORS. IN ADDITION, MORGAN GRENFELL EMERGING MARKETS DEBT FUND AND MORGAN GRENFELL EMERGING LOCAL CURRENCY DEBT FUND INVEST IN LOWER-QUALITY DEBT SECURITIES (JUNK BONDS), WHICH PRESENT HIGHER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT, AND PRICE VOLATILITY THAN HIGHER-QUALITY SECURITIES, AND MAY PRESENT LIQUIDITY AND VALUATION PROBLEMS.

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                     Page 1

     Each Fund's primary investments are summarized below:

Morgan Grenfell International Equity Fund invests primarily in equity and equity-related securities of companies in countries other than the United States.

Morgan Grenfell Global Equity Fund invests primarily in equity and equity-related securities of companies throughout the world.

Morgan Grenfell European Equity Fund invests primarily in equity and equity-related securities of companies in Europe.

Morgan Grenfell Pacific Basin Equity Fund invests primarily in equity and equity-related securities of companies in Pacific Basin countries.

Morgan Grenfell International Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in countries other than the United States.

Morgan Grenfell Japanese Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Japan.

Morgan Grenfell European Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Europe.

Morgan Grenfell Emerging Markets Equity Fund invests primarily in equity and equity-related securities of companies in countries with emerging securities markets.

Morgan Grenfell Core Global Fixed Income Fund invests primarily in investment grade fixed income securities of issuers throughout the world.

Morgan Grenfell Global Fixed Income Fund invests primarily in fixed income securities of issuers throughout the world.

Morgan Grenfell International Fixed Income Fund invests primarily in fixed income securities of issuers in countries other than the United States.

Morgan Grenfell Emerging Markets Debt Fund invests primarily in fixed income securities of issuers in countries with emerging securities markets.

Morgan Grenfell Emerging Local Currency Debt Fund invests primarily in fixed income securities denominated in currencies of countries with emerging securities markets.


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                                     Page 2

TABLE OF CONTENTS


                                                                            Page
Expense Information ......................................................     4
Financial Highlights .....................................................     6
Introduction to the Funds ................................................     8
Investment Objectives and Policies .......................................    11
Description of Securities and Investment Techniques
       and Related Risks .................................................    19
Additional Investment Information ........................................    33
Management of the Funds ..................................................    35
Purchase of Institutional Shares .........................................    37
Redemption of Institutional Shares .......................................    39
Net Asset Value ..........................................................    41
Dividends, Distributions and Taxes .......................................    42
Organization and Shares of the Trust .....................................    43
Performance Information ..................................................    45
Appendix A................................................................    46
Appendix B................................................................    49
Appendix C................................................................    54


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                                     Page 3

                              EXPENSE INFORMATION


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      International
FUND NAME                                       International        Global          European       Pacific Basin        Small Cap
                                                 Equity Fund      Equity Fund*      Equity Fund      Equity Fund*       Equity Fund
                                                -------------     ------------      -----------     -------------       -----------
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases............................     None             None             None              None              None

Maximum Sales Charge
Imposed on Reinvested
Dividends.......................................     None             None             None              None              None

Deferred Sales Charge
Imposed on Redemptions..........................     None             None             None              None              None

Exchange Fee....................................     None             None             None              None              None

------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net
assets after reduction of advisory fee)
------------------------------------------------------------------------------------------------------------------------------------

Advisory fees ..................................    0.70%             0.70%            0.70%            0.70%              1.00%

Other Expenses..................................    2.09%             0.70%            0.47%            0.70%              0.37%

Reduction of Advisory Fee
and Expense Limitation by Adviser**............    (1.89)%           (0.50)%          (0.27)%          (0.50)%            (0.12)%

------------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses.....................................    0.90%             0.90%            0.90%            0.90%              1.25%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Japanese           European          Emerging            Core
FUND NAME                                         Small Cap          Small Cap          Markets        Global Fixed     Global Fixed
                                                 Equity Fund*       Equity Fund       Equity Fund      Income Fund*     Income Fund
                                                -------------       -----------       -----------      ------------     ------------
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases............................     None              None               None             None             None

Maximum Sales Charge
Imposed on Reinvested
Dividends.......................................     None              None               None             None             None

Deferred Sales Charge
Imposed on Redemptions..........................     None              None               None             None             None

Exchange Fee....................................     None              None               None             None             None

------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net
 assets after reduction of advisory fee)
------------------------------------------------------------------------------------------------------------------------------------

Advisory fees ..................................     1.00%             1.00%             1.00%            0.50%            0.50%

Other Expenses..................................     0.70%             1.12%             0.44%            0.51%            0.27%


Reduction of Advisory Fee
and Expense Limitation by Adviser **............    (0.45)%           (0.87)%           (0.19)%          (0.46)%          (0.17)%


------------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses.....................................     1.25%             1.25%             1.25%            0.55%            0.60%***
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                                International      Emerging           Emerging
FUND NAME                                           Fixed           Markets        Local Currency
                                                 Income Fund       Debt Fund         Debt Fund*
                                                -------------      ---------       --------------
-------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
-------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases............................    None             None               None

Maximum Sales Charge
Imposed on Reinvested
Dividends.......................................    None             None               None

Deferred Sales Charge
Imposed on Redemptions..........................    None             None               None

Exchange Fee....................................    None             None               None

-------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net
 assets after reduction of advisory fee)
-------------------------------------------------------------------------------------------------

Advisory fees ..................................    0.50%            1.00%              0.60%

Other Expenses..................................    0.56%            0.47%              0.56%


Reduction of Advisory Fee
and Expense Limitation by Adviser **............   (0.51)%          (0.47)%            (0.46)%

-------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses.....................................    0.55%***         1.00%***           0.70%
-------------------------------------------------------------------------------------------------



* Global Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund, Core Global Fixed Income Fund and Emerging Local Currency Debt Fund were not operational during the fiscal year ended October 31, 1997.

** The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of institutional shares of each Fund, on an annual basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In its sole discretion, the Advisor may terminate or modify this voluntary agreement at any time after October 31, 1998. The purpose of this voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows: International Equity Fund 0%, Global Equity Fund 0.20%, European Equity Fund 0.43%, Pacific Basin Equity Fund 0.20%, International Small Cap Equity Fund 0.88%, Japanese Small Cap Equity Fund 0.55%, European Small Cap Equity Fund 0.13%, Emerging Markets Equity Fund 0.81%, Core Global Fixed Income Fund 0.04%, Global Fixed Income Fund 0.33%, International Fixed Income Fund 0.09%, Emerging Markets Debt Fund 0.53% and Emerging Local Currency Debt Fund 0.14% and the Other Expenses of International Equity Fund are equal to the amount shown in the above table as Net Fund Operating Expenses. If the Adviser's voluntary agreement were not in effect, the Fund Operating Expenses for institutional shares of each Fund would be as follows:
International Equity Fund, 2.79%; Global Equity Fund, 1.40%; European Equity Fund, 1.17%; Pacific Basin Equity Fund, 1.40%; International Small Cap Equity Fund, 1.37%; Japanese Small Cap Equity Fund, 1.70%; European Small Cap Equity Fund, 2.12%; Emerging Markets Equity Fund, 1.44%; Core Global Fixed Income Fund 1.01%, Global Fixed Income Fund, 0.77%; International Fixed Income Fund, 1.06%, Emerging Markets Debt Fund, 1.47% and Emerging Local Currency Debt Fund, 1.16%.

*** Effective January 1, 1998, International Fixed Income Fund and Emerging Markets Debt Fund reduced the net Fund operating expenses to 0.55% and 1.00%, respectively. Effective March 6, 1998, Global Fixed Income Fund reduced the net Fund operating expenses to 0.60%.

--------------------------------------------------------------------------------

Example:

Investors in institutional shares would pay the following expenses on a $1,000(1) investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                         1     3      5     10
                                                       Year  Years  Years  Years
                                                       ----  -----  -----  -----
    Morgan Grenfell International Equity Fund           $ 9   $29    $50    $111
    Morgan Grenfell Global Equity Fund                  $ 9   $29    $50    $111
    Morgan Grenfell European Equity Fund                $ 9   $29    $50    $111
    Morgan Grenfell Pacific Basin Equity Fund           $ 9   $29    $50    $111
    Morgan Grenfell International Small Cap Equity Fund $13   $40    $69    $151
    Morgan Grenfell Japanese Small Cap Equity Fund      $13   $40    $69    $151
    Morgan Grenfell European Small Cap Equity Fund      $13   $40    $69    $151
    Morgan Grenfell Emerging Markets Equity Fund        $13   $40    $69    $151
    Morgan Grenfell Global Fixed Income Fund            $ 6   $19    $33    $ 75
    Morgan Grenfell International Fixed Income Fund     $ 6   $18    $31    $ 69
    Morgan Grenfell Emerging Markets Debt Fund          $10   $32    $55    $122
    Morgan Grenfell Emerging Local Currency Debt Fund   $ 7   $22    $39    $ 87
    Morgan Grenfell Core Global Fixed Income Fund       $ 6   $32    $31    $ 69


(1) The minimum initial investment required for institutional shares of each Fund is $250,000. Exchanges may be made in amounts as low as $50,000. See "Purchase of Institutional Shares - Exchange Privilege".


The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in institutional shares of a Fund will bear. For each Fund other than Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Core Global Fixed Income Fund and Morgan Grenfell Emerging Local Currency Debt Fund, "Other Expenses" included in the Expense Information Table and Example are estimates for the fiscal year ending October 31, 1998 that are based on actual expenses incurred during the fiscal year ended October 31, 1997. Additionally, the figures shown for Morgan Grenfell Emerging Markets Debt Fund reflect the Adviser's voluntary agreement, effective as of March 1, 1997, to limit Fund Operating Expenses for institutional shares of this Fund to 1.25% of average net assets. For Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Core Global Fixed Income Fund and Morgan Grenfell Emerging Local Currency Debt Fund, "Other Expenses" are based on estimated average net assets for the current fiscal year ending October 31, 1998. If the average net assets of any of these Funds exceeds the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if any of these Funds' average net assets are lower than the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of net assets) will be higher than the rate shown in the table.

The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.

--------------------------------------------------------------------------------

THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory fees and other expenses of the Funds, see "Management of the Funds."





      ---------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS


Set forth on the following page is selected data for an outstanding institutional share of each of Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund during the period from inception to October 31, 1997. The data set forth below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified.


The information set forth on the following page should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The Statement of Additional Information and the Trust's annual report, which contains further information about the Funds' performance, are available free of charge by calling 1-800-550-6426. No information is presented on the following page for the Funds that had not commenced operations by October 31, 1997.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
For an Institutional Share Outstanding Throughout Each Period Ended October 31

                                                                                   Distri-
                                                         Net          Distri-      butions
                             Net Asset       Net       Realized       butions       from
                               Value     Investment       and        from Net     Realized    Net Asset                  Net Assets
                             Beginning    Income /    Unrealized    Investment     Capital    Value End        Total       End of
      Year                   of Period     (Loss)   Gains/(Losses)    Income        Gains     of Period       Return    Period (000)
      ----                   ---------     ------   --------------    ------        -----     ---------       ------    ------------
-----------------------------------------------
International Equity Fund
-----------------------------------------------
1997                          $11.88       $ 0.16       $ 0.28       $(0.15)      $(0.55)      $11.62          3.78%        $  4,954
1996                          $10.95       $ 0.11       $ 1.25       $(0.43)         --        $11.88         12.70%        $  3,423
1995(1)*                      $10.00       $ 0.08       $ 0.87          --           --        $10.95          9.50%        $  2,738
-----------------------------------------------
European Equity Fund
-----------------------------------------------
1997                          $10.60       $ 0.25       $ 2.11       $(0.03)      $(0.12)      $12.81         22.48%        $ 39,330
1996(2)*                      $10.00       $   --       $ 0.60          --           --        $10.60          6.00%        $ 17,902
-----------------------------------------------
International Small Cap Equity Fund
-----------------------------------------------
1997                          $ 9.96       $ 0.10       $(1.12)      $(0.13)         --        $ 8.81        (10.40)%       $ 53,395
1996                          $ 9.40       $ 0.03       $ 0.57       $(0.04)         --        $ 9.96          6.43%        $106,709
1995                          $10.35       $ 0.03       $(0.72)      $(0.04)      $(0.22)      $ 9.40         (6.67)%       $ 90,917
1994(3)*                      $10.00       $ 0.02       $ 0.33          --           --        $10.35          3.50%        $ 68,798
-----------------------------------------------
European Small Cap Equity Fund
-----------------------------------------------
1997                          $12.54       $ 0.04       $(0.22)      $(0.18)      $(0.38)      $11.80         (1.47)%       $  9,641
1996                          $11.55       $ 0.12       $ 1.03       $(0.12)      $(0.04)      $12.54         10.06%        $  9,856
1995(4)*                      $10.00       $ 0.12       $ 1.44       $(0.01)         --        $11.55         15.66%        $  9,336
-----------------------------------------------
Emerging Markets Equity Fund
-----------------------------------------------
1997                          $ 8.80       $(0.03)      $(0.85)      $(0.01)      $(0.22)      $ 7.69        (10.31)%       $ 94,101
1996                          $ 8.11       $ 0.06       $ 0.75       $(0.03)      $(0.09)      $ 8.80         10.02%        $ 88,279
1995                          $11.00       $ 0.04       $(2.29)      $(0.02)      $(0.62)      $ 8.11        (21.00)%       $ 93,288
1994(5)*                      $10.00       $(0.01)      $ 1.01          --           --        $11.00         10.00%        $ 56,892
-----------------------------------------------
Global Fixed Income Fund
-----------------------------------------------
1997                          $11.26       $ 0.35       $ 0.01       $(0.50)      $(0.28)      $10.84          3.34%        $ 92,180
1996                          $10.99       $ 0.59       $ 0.12       $(0.37)      $(0.07)      $11.26          6.60%        $149,917
1995                          $ 9.85       $ 0.35       $ 0.99       $(0.20)         --        $10.99         13.88%        $139,337
1994(6)*                      $10.00       $ 0.25       $(0.40)         --           --        $ 9.85         (1.50)%       $ 53,915
-----------------------------------------------
International Fixed Income Fund
-----------------------------------------------
1997                          $11.30       $ 0.20       $(0.11)      $(0.64)      $(0.59)      $10.16          0.82%        $ 27,937
1996                          $11.34       $ 0.86       $(0.12)      $(0.66)      $(0.12)      $11.30          6.82%        $ 21,155
1995                          $ 9.94       $ 0.42       $ 1.03       $(0.05)         --        $11.34         14.66%        $ 27,603
1994(7)*                      $10.00       $ 0.29       $(0.35)         --           --        $ 9.94         (0.60)%       $ 15,238
-----------------------------------------------
Emerging Markets Debt Fund
-----------------------------------------------
1997                          $13.36       $ 1.05       $ 0.40       $(1.32)      $(1.54)      $11.95         12.03%        $187,455
1996                          $10.55       $ 1.21       $ 2.60       $(1.00)         --        $13.36         38.42%        $102,431
1995                          $10.19       $ 0.65       $(0.17)      $(0.11)      $(0.01)      $10.55          4.85%        $ 84,438
1994(8)*                      $10.00       $ 0.13       $ 0.06          --           --        $10.19          1.90%        $ 16,248
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                     Ratio           Ratio of Net
                                                                      of              Investment
                                                                   Expenses          Income (Loss)
                                            Ratio of Net          to Average          to Average
                            Ratio of          Investment          Net Assets          Net Assets
                           Expenses to       Income (Loss)       (Excluding           (Excluding        Portfolio          Average
                             Average          to Average           Expense              Expense          Turnover         Commission
      Year                 Net Assets         Net Assets         Limitations)        Limitations)          Rate             Rate**
      ----                 ----------         ----------         ------------        ------------          ----             ------
-----------------------------------------------
International Equity Fund
-----------------------------------------------
1997                          0.90%              0.97%              2.79%             (0.92)%               55%              $0.0325
1996                          0.90%              0.72%              3.59%             (1.97)%               39%              $0.0221
1995 (1)*                     0.90%              1.55%              2.73%             (0.28)%               19%                  N/A
-----------------------------------------------
European Equity Fund
-----------------------------------------------
1997                          0.90%              1.71%              1.17%              1.44%                45%              $0.0381
1996(2)*                      0.90%             (0.41)%             1.40%             (0.91)%                5%              $0.0324
-----------------------------------------------
International Small Cap Equity Fund
-----------------------------------------------
1997                          1.25%              0.16%              1.37%              0.04%                59%              $0.0074
1996                          1.25%              0.35%              1.38%              0.22%                47%              $0.0170
1995                          1.25%              0.41%              1.48%              0.18%                62%                N/A
1994(3)*                      1.25%              0.34%              1.67%             (0.08)%               41%                N/A
-----------------------------------------------
European Small Cap Equity Fund
-----------------------------------------------
1997                          1.25%              0.58%              2.12%             (0.29)%               44%              $0.0656
1996                          1.25%              0.96%              2.50%             (0.29)%               49%              $0.0327
1995(4)*                      1.25%              1.25%              2.24%              0.26%                34%                N/A
-----------------------------------------------
Emerging Markets Equity Fund
-----------------------------------------------
1997                          1.25%              0.68%              1.44%              0.49%                94%              $0.0006
1996                          1.25%              0.63%              1.52%              0.36%                69%              $0.0003
1995                          1.25%              0.44%              1.55%              0.14%                49%                N/A
1994(5)*                      1.36%             (0.12)%             1.79%             (0.55)%               45%                N/A
-----------------------------------------------
Global Fixed Income Fund
-----------------------------------------------
1997                          0.65%              5.30%              0.77%              5.18%               179%                N/A
1996                          0.75%              5.39%              0.79%              5.35%               223%                N/A
1995                          0.78%              5.61%              0.87%              5.52%               147%                N/A
1994(6)*                      0.85%              5.71%              1.28%              5.28%               173%                N/A
-----------------------------------------------
International Fixed Income Fund
-----------------------------------------------
1997                          0.65%              5.00%              1.06%              4.59%               174%                N/A
1996                          0.75%              5.41%              1.03%              5.13%               235%                N/A
1995                          0.78%              5.51%              1.15%              5.14%               187%                N/A
1994(7)*                      0.85%              5.66%              1.42%              5.09%               130%                N/A
-----------------------------------------------
Emerging Markets Debt Fund
-----------------------------------------------
1997                          1.32%              7.15%              1.47%              7.00%               472%                N/A
1996                          1.50%             10.15%              1.92%              9.73%               227%                N/A
1995                          1.79%             10.97%              2.05%             10.71%               266%                N/A
1994(8)*                      1.90%              7.04%              2.60%              6.34%                52%                N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) International Equity Fund commenced operations on 5/15/95.
(2) European Equity Fund commenced operations on 9/3/96.
(3) International Small Cap Equity Fund commenced operations on 1/3/94.
(4) European Small Cap Equity Fund commenced operations on 11/1/94.
(5) Emerging Markets Equity Fund commenced operations on 2/2/94.
(6) Global Fixed Income Fund commenced operations on 1/3/94.
(7) International Fixed Income Fund commenced operations on 3/15/94.
(8) Emerging Markets Debt Fund commenced operations on 8/4/94.

* All ratios, excluding total return and portfolio turnover rate for the period, are annualized.
** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


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                                     Page 7

                            INTRODUCTION TO THE FUNDS


Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding the Trust's other mutual funds (the "Domestic Funds"), which invest primarily in U.S. securities markets, is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.

Under normal market conditions, the Funds will invest primarily in foreign securities. Investing primarily in foreign securities and across international borders presents growth opportunities and potentially higher returns than could be achieved by investing solely in the United States. International investing permits participation in the economies of countries with business cycles and stock and bond market performance often different from that in the United States and, with more than one-half of the world's stock and bond market value outside the United States, it can help broaden the investments of a portfolio otherwise solely invested in domestic securities. International investments also involve certain risks not normally associated with domestic investments. The Funds are designed for long-term investors comfortable with the special risk and return characteristics of investing internationally. See "Description of Securities and Investment Techniques and Related Risks."


MGIS, a member of the London-based Morgan Grenfell Asset Management, which is a fully owned subsidiary of Deutsche Morgan Grenfell Group, serves as the investment adviser to each of the Funds. Morgan Grenfell Asset Management has been managing international investments for over thirty years and now has over US$15.5 billion of assets under management. Within the Deutsche Morgan Grenfell Group, MGIS has specialized in delivering international investment management services to U.S. investors in both equity and fixed income markets.


This prospectus relates solely to institutional shares of the Funds. The Funds offer another class of shares (service shares), which is subject to different expenses and therefore has different performance than institutional shares. Information regarding service shares may be obtained by calling 1-800-550-6426.


Geographic and Issuer Focus

For purposes of each Fund's investment objective and policies, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

European Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their respective investments in the particular region or country reflected in their names. In contrast, International Equity Fund, Global Equity Fund, International Small Cap Equity Fund, Core Global Fixed Income Fund, Global Fixed Income Fund and International Fixed Income Fund may spread their investments across world markets.

International Small Cap Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their investments on equity securities of companies with market capitalizations that are small relative to the market capitalizations of other issuers in the same market. Each of these Funds has its own policy regarding what constitutes a small capitalization company. See

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                                     Page 8

"Investment Objective and Policies." Small capitalization companies may offer greater opportunities for capital growth than larger, more mature companies, but investments in small capitalization companies also involve special risks. See "Description of Securities and Investment Techniques and Related Risks--Small Capitalization Companies."

Emerging Markets Equity Fund, Emerging Markets Debt Fund and Emerging Local Currency Debt Fund seek to attain their objectives by focusing on what are, in the Adviser's view, the most promising markets and companies in the world's rapidly developing countries. While emerging markets are highly volatile and subject to change with political or economic developments, they offer the opportunity for substantial stock market growth.

Each of the Fixed Income Funds is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than the Equity Funds to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks--Diversification." Each of the Equity Funds is diversified under the 1940 Act.

Certain of the Funds have no operating history and there can be no assurance that any Fund will achieve its investment objective.


Selection of Portfolio Securities

Equity and Equity-Related Securities. Equity and equity-related securities in which the Equity Funds may invest include common stock, preferred stock, and warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks." In selecting equity and equity-related securities for the Equity Funds' portfolios, the Adviser will focus on those companies which have earnings growth that, in the Adviser's view, has not been sufficiently reflected in the market price of the security. The Equity Funds may also invest in equity and equity-related securities where the fundamental value of the issuer is believed to be greater than its current market price. Fundamental value will be determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield. While individual security selection is an important part of the investment process, macro-economic factors such as prospects for relative economic growth among countries, regions or geographic areas, expected levels of inflation and political policies influencing business conditions will also be considered.

Fixed Income Securities. Fixed income securities in which the Equity Funds and Fixed Income Funds may invest include U.S. and foreign government securities and corporate fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In managing the Fixed Income Funds, the Adviser uses a top-down approach which gives primary emphasis to the relative attractiveness of bond markets and currencies. Markets are selected after consideration is given to their risk and return outlook under various economic scenarios. Currencies are evaluated separately, and the underlying currency mix of each Fund's position in fixed income securities generally is designed to enhance returns during periods of relative U.S. dollar weakness and to protect return during periods of relative U.S. dollar strength. These investment decisions require consideration of macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The Adviser also considers the characteristics of individual securities and issuers.

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                                     Page 9

The fixed income securities in which each Fund may invest may have stated maturities ranging from overnight to 1000 years. Each Fixed Income Fund's weighted average maturity will vary based upon the Adviser's assessment of economic and market conditions.



Investment Techniques and Risk Factors


Foreign Securities. Investing in the securities of foreign issuers and of companies whose securities are principally traded outside the United States involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. For example, in many foreign countries, securities markets are less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. Also, in many foreign countries, there is less publicly available information about foreign issuers. Moreover, the value of the securities of foreign issuers held in a Fund's portfolio will be affected by changes in currency exchange rates, which may be incurred due to either changes in securities prices expressed in local currencies or due to movements in exchange rates, or both. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

Foreign Currency Transactions. To attempt to manage exposure to fluctuations in currency exchange rates and, in some circumstances, to seek to profit from exchange rate fluctuations, each Fund may employ certain currency management techniques, including forward foreign currency exchange contracts, options and futures on currencies and currency swaps. In addition, each Fund may also employ a variety of active investment management techniques, including entering into options, futures, options on futures, interest rate swaps and when-issued and forward commitment transactions in order to hedge its positions against potential adverse changes in future foreign currency exchange rates and for non-hedging purposes. Whether for hedging or non-hedging purposes, the use of these techniques entails special risks. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

Fixed Income Securities. The net asset value of the shares of the Funds investing in fixed income securities will change in response to fluctuations in interest rates and in currency exchange rates. When interest rates decline, the value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities generally can be expected to decline. The performance of investments in fixed income securities denominated in a foreign currency generally can be expected to increase when the value of the foreign currency appreciates. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund's investments in securities denominated in a foreign currency. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

Lower Quality Fixed Income Securities. The Emerging Markets Debt Fund, the Emerging Local Currency Debt Fund and, to a lesser extent, the Global Fixed Income Fund may invest in fixed income securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Securities rated BB or Ba or below (or comparable unrated securities) are considered speculative, and payments of principal and interest thereon may be questionable. In some cases, these securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." A chart showing the distribution of Emerging Markets Debt Fund's assets across the various ratings categories is set forth in Appendix A.

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                                    Page 10

Temporary Defensive Investments. When market conditions warrant, in the judgment of the Adviser, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. or, subject to tax requirements, Canadian dollars, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities) and commercial paper of U.S. or foreign issuers, cash equivalents and certain high grade fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Temporary Defensive Investments."


Year 2000 Compliance. Certain management and shareholder account services provided to the Funds and their shareholders depend on the proper functioning of computer systems. Many computer systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. If left uncorrected, this software flaw could have an adverse effect on the handling of security trades and pricing and shareholder account services. The Adviser and the Trust's administrator, principal underwriter, transfer agent and custodian have been actively working on necessary changes to their computer systems to deal with the year 2000. Although there can be no assurance that these systems will be properly adapted in time for that event, the management of the Trust expects that they will be.



                       INVESTMENT OBJECTIVES AND POLICIES

International Equity Fund

The investment objective of the International Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in countries other than the United States. The Fund will focus on securities traded in equity markets of the countries represented in the Morgan Stanley Capital International-Europe Australia Far East Index (the "EAFE(R) Index") but may decide, on a stock-specific basis, to make investments in other foreign markets. The EAFE(R) Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of companies in at least three foreign countries.


The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks-Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in the United States.


Global Equity Fund

The investment objective of the Global Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies in at

--------------------------------------------------------------------------------
least three countries. These countries may include Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Mexico, Japan, Hong Kong, Singapore, Australia, Malaysia, Indonesia, the Philippines, Thailand, and New Zealand. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other countries.


The Fund may invest more than 25% of its total assets in each of Japan, the United States and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents and investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser) of issuers located anywhere in the world.

European Equity Fund

The investment objective of the European Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other European countries.


The Fund may invest more than 25% of its total assets in each of France, Germany and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in non-European countries, including the United States.

Pacific Basin Equity Fund

The investment objective of the Pacific Basin Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in Pacific Basin countries, including Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan, South Korea and New Zealand. At the discretion of the Adviser, the Fund may invest in other Pacific Basin countries.


The Fund may invest more than 25% of its total assets in each of Japan and Hong Kong, reflecting the dominance of these stock markets in the Pacific Basin. Investing in Japan and Hong Kong to


--------------------------------------------------------------------------------
this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, Hong Kong and China. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."

Up to 35% of Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in countries outside the Pacific Basin, including the United States.


International Small Cap Equity Fund

The investment objective of the International Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market (e.g., the Tokyo Stock Exchange Second Section, the Singapore SESDAQ Market) and (iii) companies whose securities are not listed on a stock exchange or secondary market.

The Fund will focus on companies located in countries represented in the NatWest Euro Pacific Index, but may decide, on a stock-specific basis, to make investments in companies located outside of these countries. The Nat West Euro Pacific Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malasia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities issued by small capitalization companies in at least three different foreign countries.


The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located outside the United States and companies of any size located in the United States.


Japanese Small Cap Equity Fund


The investment objective of the Japanese Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in Japan. Small capitalization companies are:
(i) companies ranked according to market capitalization in the bottom 20% of issuers listed on the Tokyo Stock Exchange, (ii) companies listed on a Japanese secondary market (e.g., the Tokyo Stock Exchange Second Section) and (iii) companies whose securities are not listed on a stock


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                                    Page 13
exchange or secondary market. Investing in Japanese companies to this extent will cause the Fund to be particularly susceptible to the effects of social, political and economic events that occur in Japan. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."

Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in Japan and companies of any size located in countries other than Japan, including the United States.


European Small Cap Equity Fund

The investment objective of the European Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in other European countries. Small capitalization companies are: (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a European stock exchange,
(ii) companies listed on a European secondary market and (iii) companies whose securities are not listed on a stock exchange or secondary market.


The Fund may invest more than 25% of its total assets in each of Germany, France and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in European countries and companies of any size located in non-European countries, including the United States.


Emerging Markets Equity Fund

The investment objective of the Emerging Markets Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies that are located in countries with emerging securities markets; that is, countries with securities markets that are, in the opinion of the Adviser, emerging as investment markets but that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of foreign investor participation. Countries with emerging securities markets include:
Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South

--------------------------------------------------------------------------------

Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in other countries with emerging securities markets.

Investments in securities of companies located in countries with emerging securities markets may offer greater opportunities for capital growth than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."


The Fund may invest more than 25% of its total assets in each of Brazil, Malaysia and Mexico. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers traded in developed markets, including the U.S. securities markets.


Core Global Fixed Income Fund

The investment objective of the Core Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and high grade fixed income securities of U.S. and foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may also invest in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A to this Prospectus for a description of the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries, See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing." Up to 35% of the Fund's total assets may be invested in cash equivalents.


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                                    Page 15

Global Fixed Income Fund

The investment objective of the Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

The fixed income securities in which the Fund invests consist primarily of debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and fixed income securities of U.S. and foreign corporate issuers. Most of the Fund's investments in fixed income securities generally will be in securities rated within the four highest grades by Moody's (Aaa, Aa, A and Baa), Standard & Poor's (AAA, AA, A and BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. However, the Fund may invest up to 15% of its total assets in fixed income securities rated below these levels or, if unrated, determined to be of comparable quality by the Adviser, including securities of issuers in emerging markets. These securities, which are known as below investment grade securities, involve greater price volatility and risk of loss of principal and income than investment grade securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A to this Prospectus for a description of the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries, See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing." Up to 35% of the Fund's total assets may be invested in cash equivalents.



International Fixed Income Fund

The investment objective of the International Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries other than the United States, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, Canada, Japan, Australia, and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other foreign countries.

The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities and high grade fixed income securities of foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA

--------------------------------------------------------------------------------
and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A attached to this Prospectus for a description of the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Germany, France, Japan, Italy and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


Emerging Markets Debt Fund

The investment objective of the Emerging Markets Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers in other countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) loans, debt instruments and fixed income securities issued or guaranteed by sovereign governments or their agencies and instrumentalities, (ii) sub-participations in such loans, debt instruments and fixed income securities and (iii) financial instruments, such as call options, the value of which are dependent on the prices of such loans, debt instruments and fixed income securities. The loans and debt instruments in which the Fund may invest may be denominated in a major currency, such as the U.S. dollar or the German Deutschemark, or in the local currency. The price of loans and debt instruments denominated in a local currency may be linked to the value of a major currency. The Fund's investments may include so-called "Brady Bonds," which recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Poland, Panama, the Philippines, Uruguay and Venezuela, as well as non-performing or semi-performing instruments with potential to be converted into securities under a Brady plan or otherwise to appreciate in value as debt servicing prospects improve. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." The Fund's investments in emerging securities markets

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                                    Page 17
may also include fixed income securities of non-governmental issuers located in countries with emerging securities markets.

Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Fixed income securities having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality fixed income securities, see "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." See Appendix A to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's and a chart showing the distribution of the Fund's assets across the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Mexico and Brazil. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government.


Emerging Local Currency Debt Fund


The investment objective of the Emerging Local Currency Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in local currency-denominated debt instruments of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in instruments in other currencies of countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."


In making investments for the Fund, the Adviser will give primary emphasis to the relative attractiveness of the local currencies in which the investments are denominated. Accordingly, the Fund will not generally attempt to hedge foreign currency exchange rate risks associated with positions it takes in such investments. The Fund may use forward foreign currency exchange contracts, options, futures, swaps, interest rate caps and floors and when-issued and forward commitment transactions for non-hedging and hedging purposes. However, because the Fund generally will not use these techniques to attempt to hedge currency exchange rate risks, the Fund's return may be more dependent on the Adviser's judgment as to the relative attractiveness of the local currencies in which the Fund's investments are denominated.

Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) debt instruments and fixed income securities issued or guaranteed by sovereign

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                                    Page 18
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governments or their agencies and instrumentalities, (ii) financial instruments, such as call options, the value of which are dependent on the prices of such debt instruments and fixed income securities. The Fund's investments in emerging securities markets may also include fixed income securities of non-governmental issuers located in countries with emerging securities markets and fixed deposits denominated in foreign currencies.

The securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Bonds having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality bonds, see "Description of Securities and Other Investment Techniques and Related Risks--Fixed Income Securities." See Appendix A to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's.


The Fund may invest more than 25% of its total assets in Mexico. Investing in Mexico to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in this country. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in short-dated investments with commercial banks denominated in U.S. Dollars.



      DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS


Foreign Securities

General. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

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                                    Page 19

To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

Investments in American, European, Global and International Depository Receipts. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

Investments in Emerging Markets. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.


Region and Country Investing. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.


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                                    Page 20

Currency Management Techniques

General. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

In an attempt to manage exposure to currency exchange rate fluctuations, each Fund may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. See "Forward Foreign Currency Transactions," "Interest Rate and Currency Swaps," "Options" and "Futures and Options on Futures" below. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by each Fund may be denominated in the currency of a country other than the country in which the investment is made. For example, Emerging Markets Debt Fund often purchases foreign securities that are denominated in U.S. dollars. The Funds may also invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain member countries of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in their relative values. In addition, the Funds may invest in securities denominated in other currency "baskets."

Forward Foreign Currency Transactions. Each of the Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies. A Fund may purchase or sell forward currency contracts for hedging purposes, except that the Emerging Local Currency Debt Fund generally does not expect to do so. Each Fund may also purchase or sell forward currency contracts for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or

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                                    Page 21
depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio. When purchased or sold for non-hedging purposes, forward currency contracts are speculative.

Each Fund may enter into forward currency contracts to purchase foreign currency to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. Each Fund may enter into contracts to sell foreign currency to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

A Fixed Income Fund may sell U.S. dollars and buy foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

If a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the forward currency contract generally will not have a term greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

When a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid securities in a segregated account, which will be marked to market daily, in an amount equal to the value of the total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. For example, a Fund wishing to acquire a particular security that is denominated in French Francs, but wishing to seek exposure to a second currency and not the Franc, may simultaneously enter into a forward contract to sell an equivalent value of Francs in exchange for such foreign currency. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on
(a) each Fund's liquidity needs, (b) the relative yields of

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                                    Page 22
securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

Cross-Hedging. At the discretion of the Adviser, each of the Fixed Income Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

For a description of the Funds' transactions in currency options, futures and swaps, see "Options--Currency Options," "Futures Contracts and Options on Futures Contracts" and "Interest Rate and Currency Swaps."


Small Capitalization Companies

The Japanese Small Cap Equity Fund, the European Small Cap Equity Fund and the International Small Cap Equity Fund each invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.


Options

Written Options. The Funds may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the

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                                    Page 23
option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

Yield Curve Options. The Funds may enter into options on the yield spread, or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Currency Options. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.


Stock Index Options

The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

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                                    Page 24
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When a Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option.


Futures Contracts and Options on Futures Contracts

When deemed advisable by the Adviser, each of the Funds may enter into financial futures contracts and purchase and write options on futures contracts to attempt to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or currencies, require the Funds to segregate assets with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Forward Foreign Currency Exchange Contracts, Options, Futures Contracts and Options on Futures Contracts

Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

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                                    Page 25

Except as set forth above under "Futures Contracts and Options on Futures Contracts" there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information.


Fixed Income Securities

General. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Fixed Income Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

Risk Factors of Lower Quality Securities. The Emerging Markets Debt Fund and the Emerging Local Currency Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated less than Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes" in the Statement of Additional Information for special tax considerations associated with investing in high yield bonds structured as zero coupon, payment-in-kind, or increasing rate securities.

Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances,

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                                    Page 26
caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund, other than the Global Fixed Income Fund, the Emerging Markets Debt Fund and the Emerging Local Currency Debt Fund, will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

Foreign Government Securities. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. For a description of the risks associated with all investments in foreign securities, see "Foreign Securities" above.

The Emerging Markets Debt Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the

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                                    Page 27
issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Panama, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest proportion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of November 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Registered Loans. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the last registered owner.

Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for a Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund

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                                    Page 28
attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

The Funds may also invest in separately traded principal and interest components of U. S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

Custodial Receipts. Each Fund may acquire custodial receipts which are typically issued by a custodian bank or investment brokerage firm. These receipts represent unmatured interest coupons that have been separated ("stripped") by a custodian bank or investment brokerage firm, and evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.


Mortgage-Backed and Asset-Backed Securities

The Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These include collateralized mortgage obligations ("CMOs") and various "stripped" mortgage-backed securities ("SMBS"). CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and final maturity date. Principal payments may be made to the various classes in either a sequential order or simultaneously. SMBS typically are issued in two classes, with one receiving only interest payments from a pool of mortgage loans ("IOs") and the other receiving only principal payments ("POs"). The Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

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Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


Interest Rate, Mortgage and Currency Swaps and Interest Rate Caps and Floors

The Fixed Income Funds may enter into interest rate, mortgage and currency swaps for hedging and non-hedging purposes. The Fixed Income Funds may also enter into other types of interest rate swap arrangements such as caps and floors. A Fund will typically use interest rate swaps to adjust the effective duration of its portfolio, to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a future date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate and currency swaps and interest rate caps and floors are individually negotiated, the Funds would enter into such arrangements in the expectation of achieving an acceptable degree of correlation between their hedged portfolio investments and their interest rate and currency swap positions.

The Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, mortgage swap, and interest rate caps and floors, will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account, which will be marked to market daily, by the Fund's custodian. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency

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                                    Page 30
swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will segregate, in an account maintained by the Fund's custodian, an amount of cash or liquid securities having an aggregate net asset value equal to the entire amount of the Fund's obligation in a currency swap.

The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.


Convertible Securities and Preferred Stocks

Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.


Diversification

Each of the Fixed Income Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fixed Income Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements (which also apply to the Equity Funds) apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fixed Income Fund does not meet standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

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Temporary Defensive Investments

For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.


Additional Investment Techniques

Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

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Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

Illiquid Securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.

Lending Securities. For the purpose of realizing income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Trustees (or the Adviser) are required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.

Other Investment Companies. Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such other investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.



                        ADDITIONAL INVESTMENT INFORMATION


Investment Restrictions

Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval.

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Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.


Portfolio Transactions

The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The Funds generally purchase and sell foreign securities in foreign countries, since the best available market for foreign securities is often on foreign markets. In transactions on foreign markets, brokerage commissions generally are fixed and are often higher than in the United States where commissions are negotiated. In the over-the-counter markets, securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to this requirement and the provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

Pursuant to procedures established by the Trustees, subject to applicable regulations, and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with brokers with whom it or the Distributor is affiliated.
No Fund will effect principal transactions with an affiliated broker or dealer.


Portfolio Turnover

It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Fixed Income Funds will be approximately 200% or higher. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. However, these costs generally are lower for funds that invest in fixed income securities than for funds that invest in equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income). See "Financial Highlights" for each Fund's portfolio turnover rate for the fiscal year ended October 31, 1997.

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                             MANAGEMENT OF THE FUNDS


The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.


The Adviser


MGIS, located at 20 Finsbury Circus, London, England, acts as investment adviser to each Fund pursuant to the terms of investment advisory contracts between the Trust, on behalf of each Fund, and MGIS (the "Advisory Contracts"). MGIS is registered as an investment adviser with the Commission and provides a full range of international investment advisory services to institutional clients. All of the outstanding voting stock of MGIS is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is a wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 1997, MGIS managed approximately $15.5 billion in assets.


Under its Advisory Contracts with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                              Annual Rate
                                                              -----------
Morgan Grenfell International Equity Fund                        0.70%
Morgan Grenfell Global Equity Fund                               0.70%
Morgan Grenfell European Equity Fund                             0.70%
Morgan Grenfell Pacific Basin Equity Fund                        0.70%
Morgan Grenfell International Small Cap Equity Fund              1.00%
Morgan Grenfell Japanese Small Cap Equity Fund                   1.00%
Morgan Grenfell European Small Cap Equity Fund                   1.00%
Morgan Grenfell Emerging Markets Equity Fund                     1.00%
Morgan Grenfell Core Global Fixed Income Fund                    0.50%
Morgan Grenfell Global Fixed Income Fund                         0.50%
Morgan Grenfell International Fixed Income Fund                  0.50%
Morgan Grenfell Emerging Markets Debt Fund                       1.00%
Morgan Grenfell Emerging Local Currency Debt Fund                0.60%


As further described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses of each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets. For the fiscal period ended October 31, 1997, this voluntary agreement was in effect, and Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan


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Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets
Debt Fund paid advisory fees equal to 0%, 0.43%, 0.13%, 0.88%, 0.81%, 0.38%,
0.09% and 0.99% of their respective average daily net assets. The advisory fees to which the Adviser is entitled for International Small Cap Equity Fund, Japanese Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund are higher than those for most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate and invest in the particular markets on which these Funds focus.


Each Fund that has commenced operations is managed by a team of MGIS investment professionals with expertise in the region(s) and types of investments in which the Fund invests. For a description of the business experience and other credentials of each investment professional involved in managing the Funds' portfolios, see Appendix B to this Prospectus.

The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contracts. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees.


Administrator and Distributor

The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.


Pursuant to the Administration Agreement, SEI Financial Management receives from all series of the Trust and other funds advised by Morgan Grenfell Capital Management, Inc. an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such funds:

               0.10% of aggregate net assets up to $1 billion
               0.07% of the next $500 million of aggregate net assets 0.05% of the next $1 billion of aggregate net assets 0.04% of aggregate net assets exceeding $2.5 billion

Each Fund that offers its shares pays the Administrator a minimum annual fee that currently equals $60,000.


SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of institutional shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of institutional shares of the Funds.

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                                    Page 36

Custodian and Transfer Agent

The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern Trust" or the "Custodian"), pursuant to which Northern Trust serves as custodian of the Funds' assets. The Custodian is located at Fifty South LaSalle Street, Chicago, Illinois 60675.

DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City , Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

Additional information regarding the services performed by the Administrator, Distributor, Custodian and Transfer Agent is provided in the Statement of Additional Information.


                        PURCHASE OF INSTITUTIONAL SHARES


Institutional shares of any Fund may be purchased by an investor on any Business Day at the net asset value next determined after receipt of the investor's order in good order by the Transfer Agent. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. Shareholders will be entitled to dividends payable with respect their shares of a Fund if they are shareholders of the Fund on the record date for such dividend. There is no sales charge in connection with purchases of institutional shares. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares.

Payments for institutional shares must be denominated in U.S. dollars. The minimum initial investment for any record shareholder account with a Fund is US$250,000 and subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and to establish minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.


Purchases by Mail

Institutional shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund for each account an investor wishes to open, to:


By Regular Mail:                            By Overnight Mail:
----------------                            ------------------

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc.
Kansas City, MO  64141-6165                 (SEI Division CT-7 Tower)
                                            1004 Baltimore Kansas City, MO 64105


Third party checks, credit card checks and cash will not be accepted.

Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with

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                                    Page 37
either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.


Purchases by Wire

Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase institutional shares of any Fund by requesting their bank to transmit funds by wire to:

     United Missouri Bank, N.A.
     ABA No. 10-10-00695
     For:  Account Number 98-7052-395-7
     Further Credit:  [appropriate Fund name]

The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-407-7301 to be assigned an account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:


By Regular Mail:                            By Overnight Mail:
----------------                            ------------------

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc.
Kansas City, MO   64141-6165                (SEI Division CT-7 Tower)
                                            1004 Baltimore Kansas City, MO 64105


Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.


Reports to Shareholders and Confirmations

Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. All transactions in institutional shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent. Shareholders with inquiries regarding a Fund may call Morgan Grenfell Investment Trust at 1-800-550-6426 or write to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

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Exchange Privilege

The Funds provide a telephone exchange privilege and a written exchange privilege. Institutional shares of a Fund may be exchanged in amounts as low as $50,000 for institutional shares of any other Fund or institutional shares of any Domestic Fund. A shareholder should obtain and read the prospectus relating to institutional shares of a Domestic Fund and consider its investment objective, policies and fees before making an exchange into that Fund. Exchanges will be permitted only in those states in which the relevant fund is available for sale.

If a shareholder elects the telephone exchange privilege on the Account Application, the shareholder will be able to effect the exchange of institutional shares in its account in one Fund for institutional shares in any other Fund described in this Prospectus by telephone, as long as all accounts are identically registered. A shareholder can exchange institutional shares by telephone by calling 1-800-407-7301 before 4:00 p.m., Eastern time, on any Business Day. Institutional shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. The Funds reserve the right to refuse any request made by any shareholder.

In addition to using the telephone exchange privilege, shareholders in any of the Funds may exchange their institutional shares for institutional shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Institutional shares exchanged in this manner will be valued at their respective net asset values next determined after the receipt of the written exchange request.

An exchange is treated a taxable transaction for shareholders that are subject to tax. Investors will receive 60 days written notice prior to any change in a Fund's exchange procedures.



                       REDEMPTION OF INSTITUTIONAL SHARES

How To Redeem

Shareholders may redeem institutional shares of a Fund without charge upon request on any Business Day by placing redemption requests with the Transfer Agent prior to 4:00 p.m., Eastern Time. Institutional shares are redeemed at the net asset value next determined after receipt of the redemption request by the Transfer Agent. Institutional shares subject to a redemption request will earn any dividends for which the record date is the day the request is received.


Redemption requests may be made by telephoning Morgan Grenfell Investment Trust at 1-800-407-7301 or by a written request addressed to the Transfer Agent in accordance with the procedures set forth below. A written request must specify the number of institutional shares to be redeemed, the Fund from which institutional shares are being redeemed, the account number, payment instructions and the exact registration on the account, and should be forwarded to the Transfer Agent at:


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                                    Page 39

By Regular Mail:                            By Overnight Mail:
----------------                            ------------------

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O. Box 419165                             c/o DST Systems, Inc.
Kansas City, MO   64141-6165                (SEI Division CT-7 Tower)
                                            1004 Baltimore Kansas City, MO 64105


Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.


Payment of Redemption Proceeds

Redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. Normally, redemption proceeds will be wired within no more than seven days after the Transfer Agent receives the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. Frequently, redemption proceeds will be wired on the next Business Day after the Transfer Agent's receipt of such documents. In addition, the payment of redemption proceeds for institutional shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

Shareholders may request that redemption payments be made by Federal Reserve wire or Automated Clearing House (ACH) wire. REDEMPTION PAYMENTS MADE BY FEDERAL RESERVE WIRE CANNOT BE MADE ON FEDERAL HOLIDAYS RESTRICTING WIRE TRANSFERS. There is no charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor.

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                                    Page 40

However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."



                                 NET ASSET VALUE


The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund attributable to such class, subtracting liabilities (including accrued expenses and dividends payable) attributable to such class and dividing the result by the total number of outstanding Fund shares of such class.

For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized foreign or U.S. securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day prior to the time of valuation or, if no sale prior to the time of valuation occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price prior to the time of valuation. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

Certain portfolio securities held by each Fund are listed on foreign exchanges which trade at times and on days when the NYSE is closed. As a result, the net asset value of each class of each Fund may be significantly affected by such trading at times and on days when shareholders have no ability to redeem shares of the Fund.

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                                    Page 41

                       DIVIDENDS, DISTRIBUTIONS AND TAXES



Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fund also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed. From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional institutional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing and other requirements of the Code.

Dividends paid by a Fund from its net investment income, certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as capital gain regardless of how long the shareholder has held its shares. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending on the dates on which the gains are recognized and the applicable Fund's holding periods for the assets that produce the gains. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared.

Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes and foreign taxes, if any, passed through to shareholders, as described below.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup

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                                    Page 42
withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute for Form W-8 is on file, to backup withholding on certain other payments from a Fund.

Because each Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). In any year in which any of the Funds qualifies, it may make an election that would generally permit its shareholders to take a credit or a deduction for their proportionate shares of qualified foreign taxes paid by such Fund, subject to applicable holding period requirements and other restrictions or limitations under the Code. Each such shareholder would then treat as additional income (in addition to actual dividends and distributions) his or her proportionate share of the amount of qualified foreign taxes paid by such Fund. For some years, a Fund may be unable or may not elect to pass such taxes and foreign tax credits and deductions with respect to such taxes through to its shareholders.

Investors should consider the tax implications of buying institutional shares immediately prior to a distribution. Investors who purchase institutional shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

Redemptions and exchanges of institutional shares are taxable events for shareholders that are subject to tax.

In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent distributions of a Fund are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government Securities, provided in some states that certain thresholds for holdings of U.S. Government Securities and/or reporting requirements are satisfied. The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding the application to them of the federal tax legislation referred to above and any other specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST



The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the thirteen Funds described in this Prospectus and nine additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of

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                                    Page 43
the date hereof, the Trustees have established two classes of shares: institutional shares and service shares.

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights to voting, redemption, dividends and liquidation , except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


As of January 30, 1998, the James R. Trueman Irrev. Subchapter S Trust owned beneficially 29.15% of the outstanding shares of the International Fixed Income Fund, the TRW Master Trust owned beneficially 63.17% and the Pitney Bowes Retirement Plan owned beneficially 36.81% of the outstanding shares of the European Small Cap Equity Fund, the Motorola Pension Fund owned beneficially 31.86% and the Motorola Employees Savings & Profit Sharing Trust owned beneficially 29.42% and the Public Employees' Retirement Association owned beneficially 28.94% of the outstanding shares of the Emerging Markets Equity Fund, the Louisiana Municipal Police Employees Retirement System owned beneficially 98.09% of the outstanding shares of the European Equity Fund, and Morgan Grenfell Capital Management, Inc. owned beneficially 64.62% and Deutsche Morgan Grenfell C. J. Lawrence Inc. owned beneficially 27.96% of the outstanding shares of the International Equity Fund, and Delta Airlines, Inc. Master Retirement Trust owned beneficially 45.31% of the outstanding shares of the International Small Cap Equity Fund.


Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

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                                    Page 44
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As of the date of this Prospectus, the Administrator owned 100% of the outstanding shares of Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund.



                             PERFORMANCE INFORMATION


From time to time, performance information, such as total return and yield for a institutional shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in institutional shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's institutional shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the institutional share price. Yield is computed by annualizing the result of dividing the net investment income per institutional share over a 30-day period by the net asset value per institutional share on the last day of that period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of institutional shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

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                                    Page 45
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                                   APPENDIX A

                      Description of Ratings Categories of
                       Moody's Investors Service, Inc. and
                         Standard & Poor's Ratings Group


         Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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                                    Page 46
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         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------

Quality Distribution for Emerging Markets Debt Fund

         During the fiscal year ended October 31, 1997, the percentages of Morgan Grenfell Emerging Market Debt Fund's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's were, on a weighted average basis, as follows*:


                                                                Percentage of
Standard & Poor's (Moody's) Ratings                            Total Investments
-----------------------------------                            -----------------

Not Rated ..........................................................  15.3%**

Rated by Standard & Poor's (Moody's):

BBB+, BBB, BBB- ....................................................   2%
BB+, BB, BB-, (Ba) .................................................  53.5%
B+, B, B- (B) ......................................................  12.1%

Cash ...............................................................  17.1%

* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1997. Asset composition does not represent actual holdings on October 31, 1997; nor does it imply that the overall quality of portfolio holdings is fixed.

**   Of this amount, the following percentages of the Fund's assets represent quality standards attributed by the Adviser to such unrated securities at the time of purchase: 12.1%, B+, B, B- (B); and 0%, CCC+, CCC, CCC- (Caa).


--------------------------------------------------------------------------------

                                   APPENDIX B
                          PORTFOLIO MANAGER INFORMATION


Funds                                                        Portfolio Managers
-----                                                        ------------------

Morgan Grenfell International Equity Fund                    Patrick Disney
                                                             Patrick Deane
                                                             Alex Tedder
                                                             Graham Bamping
                                                             William Thomas

Morgan Grenfell Global Equity Fund                           Patrick Disney
                                                             Patrick Deane
                                                             Alex Tedder
                                                             Graham Bamping
                                                             William Thomas
                                                             David Heape

Morgan Grenfell European Equity Fund                         Richard Wilson
                                                             Marco Ricci

Morgan Grenfell Pacific Basin Equity Fund                    Graham Bamping
                                                             William Thomas

Morgan Grenfell International Small Cap Equity Fund          Jonathan Wild
                                                             Marco Ricci
                                                             Lim Ser Mui
                                                             Atsuhiko Masuda
                                                             Richard Curling
                                                             Helene Jelman

Morgan Grenfell Japanese Small Cap Equity Fund               James Pulsford
                                                             Atsuhiko Masuda

Morgan Grenfell European Small Cap Equity Fund               Marco Ricci
                                                             Jonathan Wild
                                                             Richard Curling
                                                             Helene Jelman

Morgan Grenfell Emerging Markets Equity Fund                 Neil Jenkins
                                                             Alan Nesbit
                                                             Christopher Turner
                                                             Andrew Williamson
                                                             Daniel Salter

Morgan Grenfell Core Global Fixed Income Fund                Ian Kelson
                                                             Annette Fraser

Morgan Grenfell Global Fixed Income Fund                     Ian Kelson
                                                             Annette Fraser


--------------------------------------------------------------------------------

Morgan Grenfell International Fixed Income Fund              Ian Kelson
                                                             Annette Fraser

Morgan Grenfell Emerging Markets Debt Fund                   Ian Kelson
                                                             Simon Treacher
                                                             David Dowsett

Morgan Grenfell Emerging Local Currency Debt Fund            Ian Kelson
                                                             Simon Treacher
                                                             David Dowsett


Portfolio Manager    Expertise                Professional Experience
-----------------    ---------                -----------------------

Graham Bamping       Pacific Basin            Director, Morgan Grenfell
                       Equity Markets         Investment Services ("MGIS")
                                              (since 1987); Portfolio Manager,
                                              Pacific Basin (since 1989);
                                              Portfolio Manager, Singapore
                                              (1981-1983); Research, Far East
                                              (1980- 1981); Research, UK
                                              (1978-1980).

Richard Curling      European Equities        Director, MGAM (since 1996);
                                              Director, MGIM (since 1989); Fund
                                              Manager - Small Companies, MGIS
                                              (since 1986).

Patrick Deane        UK Equities              Fund Manager, MGIS (since 1994);
                                              Fund Manager, HSBC Asset
                                              Management (1992-1994); Fund
                                              Manager, Midland Montagu Asset
                                              Management (1990-1992).

Patrick Disney       EAFE                     Markets Managing Director, MGIS
                                              (since 1988); Director, MGIS
                                              (1987-1988); EAFE Team (since
                                              1981).

David Dowsett        Emerging Markets Debt    Portfolio Manager, Emerging
                                              Markets Debt, MGIS (since 1995);
                                              MGIFM (since 1994).

Annette Fraser       Global Fixed Income      Portfolio Manager, Fixed Income
                                              Team, MGIS (since 1992); Fund
                                              Manager, MGIFM (since 1990).

David Heape          US Equities              Director, MGIFM (since 1994); Fund
                                              Manager, US Equities, MGIS & MGIFM
                                              (since 1989); Analyst, UK
                                              Equities, Morgan Grenfell & Co.,
                                              London (1986-1989).

--------------------------------------------------------------------------------

Helene Jelman        European Equities        Fund Manager, MGIS (since 1996);
                                              Cazenove (1995-1996); Price
                                              Waterhouse (1991-1995).


Neil Jenkins, CFA    Emerging Markets         Director, MGIS and Head of
                                              Emerging Markets (since 1997);
                                              Global and Emerging Markets Fixed
                                              Income Portfolio Manager (1996 -
                                              1997); Director, MGIFM (since
                                              1995); Vice President, MGIT (since
                                              1993); Director, MGCM (1991-1996);
                                              Morgan Grenfell, Moscow Office
                                              (1988-1990); Morgan Grenfell &
                                              Company Ltd. (since 1985).

Ian Kelson           Fixed Income Markets     Director, MGIS (since 1988); Chief
                                              Investment Officer, MGIS Fixed
                                              Income (since 1989); Portfolio
                                              Manager, Bank of America
                                              (multi-currency accounts)
                                              (1981-1985).

Atsuhiko Masuda      Japanese Equities        Fund Manager, DB Morgan Grenfell
                                              Asset Management Limited, Tokyo,
                                              (since 1995); MBA, University of
                                              Pennsylvania (1993-1995). Analyst,
                                              Morgan Grenfell, Tokyo
                                              (1990-1993); Analyst, Morgan
                                              Grenfell, London (1988-1990).

Lim Ser Mui          Asia Ex Japan Small Cap  Portfolio Manager, Morgan Grenfell
                                              Investment Management (Asia)
                                              Limited, Singapore (since 1991);
                                              Manager, Deutsche Bank Private
                                              Banking (1988-1991); Investment
                                              Manager, First City Investments
                                              Pte Ltd. (1986-1988); Assistant
                                              Manager Investments, Paribas South
                                              East Asia (1985-1986); Assistant
                                              Manager, United Overseas Bank,
                                              Investment Division (1980-1985);
                                              Senior Auditor, Arthur Young
                                              (1978-1980).

Alan Nesbit          Emerging Markets         Director of Morgan Grenfell Asset
                                              Management Ltd. (since 1985) and
                                              Morgan Grenfell Trust Managers;
                                              Portfolio Manager, Latin American
                                              Equities, MGIS (since 1991).

James Pulsford       Japanese Markets         Portfolio Manager, Japanese
                                              Markets, MGIS (since 1987); UK
                                              research (since 1984).

--------------------------------------------------------------------------------

Marco Ricci          Continental Europe       Fund Manager, MGIS - Continental
                                              Europe (since 1997); Analyst,
                                              Fidelity International Ltd. (1994
                                              - 1997); Corporate Finance,
                                              Bankers Trust Co., (1993);
                                              Analyst, Schroeders Plc (1992).

Daniel Salter        European Equities        Fund Manager, MGIS (since 1995);
                                              Fund Manager, MGIFM (since 1994).

Alex Tedder          European Equities        Portfolio Manager, Europe, MGIS
                                              (since 1994); Analyst/Portfolio
                                              Manager, Schroder Investment
                                              Management (1990-1994).

William Thomas       Japanese Markets         Director, MGIS (since 1988);
                                              Portfolio Manager, MGIS
                                              (technology investments)
                                              (1984-1988); Director, Extel (UK
                                              computing services company)
                                              (1971-1979).

Simon Treacher       Emerging Markets Debt    Portfolio Manager, MGIS (since
                                              1994); Portfolio Manager,
                                              Prudential Portfolio Managers
                                              (1992-1993); Portfolio Manager,
                                              Worldinvest Ltd. (1978-1992);
                                              Portfolio Manager, Bankers Trust
                                              Co. (1984-1987); National
                                              Westminster Bank (1980- 1984).

Christopher Turner   European Emerging        Portfolio Manager, European
                     Markets Equities         Emerging Markets, MGIS (since
                                              1993); Portfolio Manager, European
                                              Emerging Markets, MGIFM (since
                                              1990); Analyst/Portfolio Manager,
                                              Equity and Law Life Assurance
                                              Society (1986- 1990).

Jonathan Wild        International Equity     Portfolio Manager, MGIS (since
                     Markets, Small           1996); Portfolio Manager, Finsbury
                     Capitalization           Asset Management (1993-1995);
                     Companies                Manager, Barclays De Zoette Wedd
                                              (1991-1992); Manager, KPMG Peat
                                              Marwick (1986- 1991).

Andrew Williamson    Emerging Markets -       Fund Manager, MGIS (since 1996);
                     South Africa             Morgan Grenfell & Co.
                                              (1993 - 1996).

--------------------------------------------------------------------------------

Richard Wilson       UK Equities              Director, MGIS (since 1996);
                                              Portfolio Manager, UK, MGIS (since
                                              1993); Portfolio Manager, HSBC
                                              Asset Management (1992-1993);
                                              Portfolio Manager, Midland Montagu
                                              Asset Management (1988-1992).


--------------------------------------------------------------------------------

                                   APPENDIX C

                         TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Internal Revenue Code Sections 1441, and 1442 and 3406 and/or consult your tax adviser.


--------------------------------------------------------------------------------

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                   Morgan Grenfell Investment Services Limited
                               20 Finsbury Circus
                            London, England EC2M 1NB

                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                   Distributor
                         SEI Financial Services Company
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675

                                 Transfer Agent
                                DST Systems, Inc.
                             SEI Division CT-7 Tower
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                               Service Information
                 Existing accounts, new accounts, prospectuses,
                      Statements of Additional Information
                applications, and service forms - 1-800-550-6426

                      Telephone Exchanges - 1-800-407-7301

                           Share Price and Performance
                          Information - 1-800-550-6426


--------------------------------------------------------------------------------

                        MORGAN GRENFELL INVESTMENT TRUST
                              Institutional Shares
                             No-Load Open-End Funds
                                885 Third Avenue
                            New York, New York 10022


                                February 25, 1998
                            (Revised March 6, 1998)


Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company consisting of a number of investment portfolios. This Prospectus offers institutional shares of the following investment portfolios of the Trust: Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Smaller Companies Fund, Morgan Grenfell Microcap Fund and Morgan Grenfell Large Cap Growth Fund (each a "Fund"). Each Fund other than Morgan Grenfell Total Return Bond Fund is diversified. Information concerning investment portfolios of the Trust that focus on international investments (the "International Funds") is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.

                    ----------------------------------------

This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in institutional shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated February 25, 1998, as amended or supplemented from time to time, is available upon request without charge by calling 1-800-550-6426 or by writing to SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "Commission"). Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.

                    ----------------------------------------

INSTITUTIONAL SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

MORGAN GRENFELL HIGH YIELD BOND FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER QUALITY BONDS, COMMONLY KNOWN AS "JUNK BONDS." MORGAN GRENFELL TOTAL RETURN BOND FUND MAY INVEST UP TO 15% OF ITS ASSETS IN SUCH BONDS. THESE INVESTMENTS ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN INVESTMENTS IN HIGHER QUALITY BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

The investment objective of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Short-Term Fixed Income Fund is to seek a high level of income consistent with the preservation of capital. The investment objective of Morgan Grenfell Municipal Bond Fund and Morgan Grenfell Short-Term Municipal Bond Fund is to seek a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objective of Morgan Grenfell Total Return Bond Fund is to maximize total return consistent with the preservation of capital. The investment objective of the Morgan Grenfell High Yield Bond Fund is to seek high current income and, as a secondary objective, capital growth. The primary investment objective of Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Large Cap Growth Fund is to maximize capital appreciation. The sole objective of Morgan Grenfell Microcap Fund is to maximize capital appreciation.

Each Fund's primary investments are summarized below:

Morgan Grenfell Fixed Income Fund invests primarily in U.S. dollar-denominated debt securities, including U.S. and non-U.S. government securities, corporate debt securities and debentures, mortgage-backed and asset-backed securities and taxable municipal debt securities, and repurchase agreements with respect to the foregoing. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

Morgan Grenfell Municipal Bond Fund invests primarily in municipal debt securities that pay interest exempt from U.S. federal income tax. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

Morgan Grenfell Short-Term Fixed Income Fund invests in the same types of securities as Morgan Grenfell Fixed Income Fund, but expects to maintain a dollar weighted effective average portfolio maturity of no longer than three years.

Morgan Grenfell Short-Term Municipal Bond Fund invests in the same types of securities as Morgan Grenfell Municipal Bond Fund, but expects to maintain a dollar weighted effective average portfolio maturity of no longer than three years.

Morgan Grenfell Total Return Bond Fund invests primarily in U.S.
dollar-denominated, investment grade bonds of domestic and foreign issuers. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and up to 15% of its assets in certain below investment grade securities. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

Morgan Grenfell High Yield Bond Fund invests primarily in U.S.
dollar-denominated bonds that are below investment grade. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

Morgan Grenfell Smaller Companies Fund invests primarily in equity and equity-related securities of small capitalization U.S. companies.

Morgan Grenfell Microcap Fund invests primarily in equity and equity-related securities of micro capitalization U.S. companies. Micro capitalization or "microcap" companies are the smallest capitalization U.S. companies.

Morgan Grenfell Large Cap Growth Fund invests primarily in equity and equity-related securities of large capitalization U.S. companies.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                        Page
      Expense Information                                                4
      Financial Highlights                                               6
      Introduction to the Funds                                          8
      Risk Factors                                                       9
      Investment Objectives and Policies                                10
      Description of Securities and Investment Techniques
      and Related Risks                                                 16
      Additional Investment Information                                 25
      Management of the Funds                                           27
      Purchase of Institutional Shares                                  29
      Redemption of Institutional Shares                                32
      Net Asset Value                                                   33
      Dividends, Distributions and Taxes                                34
      Organization and Shares of the Trust                              36
      Performance Information                                           37
      Appendix A (The Adviser's Microcap Investment Results)            39
      Appendix B (Tax Certification Instructions)                       41


--------------------------------------------------------------------------------

                              EXPENSE INFORMATION


------------------------------------------------------------------------------------------------------------------------------------
                                                         Short-Term     Short-     Total     High                             Large
                                     Fixed                 Fixed         Term     Return    Yield     Smaller                  Cap
                                     Income   Municipal    Income     Municipal    Bond      Bond    Companies   Microcap     Growth
Shareholder Transaction Expenses      Fund    Bond Fund     Fund      Bond Fund    Fund*     Fund*     Fund        Fund        Fund*
                                     ------   ---------  -----------  ---------   -------   -------  ---------   --------     ------
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases ..............   None       None       None         None      None       None     None        None        None

Maximum Sales Charge
Imposed on Reinvested Dividends ...   None       None       None         None      None       None     None        None        None

Deferred Sales Charge Imposed
on Redemptions  ...................   None       None       None         None      None       None     None        None        None

Exchange Fee ......................   None       None       None         None      None       None     None        None        None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets)

Advisory fees .....................   0.40%     0.40%       0.40%       0.40%      0.45%     0.50%     1.00%       1.50%      0.75%


Other Expenses ....................   0.20%     0.21%       0.69%       0.62%      0.31%     0.31%     1.63%       1.75%      0.48%

Reduction of Advisory Fee
and Expense Limitation
by Adviser ** .....................  (0.05)%   (0.06)%     (0.54)%     (0.47)%    (0.16)%   (0.16)%   (1.38)%     (1.76)%    (0.23)%

Net Fund Operating Expenses
(after advisory fee reduction
and expense limitation) **.........   0.55%     0.55%       0.55%       0.55%      0.60%     0.65%     1.25%       1.49%***   1.00%
------------------------------------------------------------------------------------------------------------------------------------


* Total Return Bond Fund, High Yield Bond Fund and Large Cap Growth Fund were not operational during the fiscal year ended October 31, 1997.


** The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of institutional shares of each Fund, on an annualized basis, to the specified percentages of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following example reflect this voluntary agreement. In its sole discretion, the Adviser may terminate or modify this voluntary agreement at any time after October 31, 1998. The purpose of the voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows: Fixed Income Fund 0.35%, Municipal Bond Fund 0.33%, Short-Term Fixed Income Fund 0%, Short-Term Municipal Bond Fund 0%, Total Return Bond Fund 0.29%, High Yield Bond Fund 0.34%, Smaller Companies Fund 0%, Microcap Fund 0.0% and Large Cap Growth Fund 0.52%; and the Other Expenses of each of Short-Term Fixed Income Fund and Short-Term Municipal Bond Fund, Smaller Companies Fund and Microcap Fund are equal to the respective amounts shown in the above table as Net Fund Operating Expenses. If the Adviser's voluntary agreement was not in effect, the Fund Operating Expenses for institutional shares of each Fund would be as follows: Fixed Income Fund 0.60%, Municipal Bond Fund 0.61%, Short-Term Fixed Income Fund 1.09%, Short-Term Municipal Bond Fund 1.02%, Total Return Bond Fund 0.76%, High Yield Bond Fund 0.81%, Smaller Companies Fund 2.63%, Microcap Fund 3.39% and Large Cap Growth Fund 1.23%.

*** Effective June 23, 1997, the Microcap Fund reduced the net Fund operating expenses to 1.49%.


--------------------------------------------------------------------------------

Example:

Investors in institutional shares would pay the following expenses on a $1,000(1) investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                        1      3      5      10
                                                      Year   Years  Years  Years
                                                      ----   -----  -----  -----
Morgan Grenfell Fixed Income Fund                      $ 6    $18    $31    $ 69
Morgan Grenfell  Municipal Bond Fund                   $ 6    $18    $31    $ 69
Morgan Grenfell Short-Term Fixed Income Fund           $ 6    $18    $31    $ 69
Morgan Grenfell Short-Term Municipal Bond Fund         $ 6    $18    $31    $ 69
Morgan Grenfell Total Return Bond Fund                 $ 6    $19    $33    $ 75
Morgan Grenfell High Yield Bond Fund                   $ 7    $21    $36    $ 81
Morgan Grenfell Smaller Companies Fund                 $13    $40    $69    $151
Morgan Grenfell Microcap Fund                          $15    $47    $81    $178
Morgan Grenfell Large Cap Growth Fund                  $10    $32    $55    $122



(1) The minimum initial investment required for institutional shares of each Fund is $250,000. Exchanges may be made in amounts as low as $50,000. See "Purchase of Shares--Exchange Privilege."

The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in institutional shares of a Fund will bear. "Other Expenses" included in the Expense Information Table and Example for each Fund other than Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund are estimates for the fiscal year ending October 31, 1998 that are based on actual expenses incurred during the fiscal year ended October 31, 1997. "Other Expenses" for Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund are based on estimated average net assets for the current fiscal year ending October 31, 1998. If the average net assets of any of these Funds exceeds the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if any of these Funds' average net assets are lower than the applicable estimate for such year, then that Fund's "Other Expenses" (as a percentage of average net assets) will be higher than the rate shown in the table.

The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.

THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory fees and other expenses of the Funds, see "Management of the Funds."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS



Selected audited data for an outstanding institutional share of each Fund other than Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund are presented for periods prior to and ending October 31, 1997. This data, insofar as it relates to the periods ended October 31, 1995, October 31, 1996 and October 31, 1997, has been audited by Price Waterhouse LLP, the Funds' independent accountants. The data for periods prior to and ending October 31, 1994 for Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund have been audited by these Funds' prior independent accountants. This information should be read in conjunction with the Funds' audited financial statements as of October 31, 1997 and the notes thereto, which appear in the Funds' Statement of Additional Information. The Funds' annual report, which contains additional performance information, and Statement of Additional Information are available free of charge by calling 1-800-550-6426.


No data is shown below for Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund or Morgan Grenfell Large Cap Growth Fund because these Funds had not commenced operations on or prior to October 31, 1997.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------------------------------------------------------------
For an Institutional Share Outstanding Throughout Each Period Ended October 31

                                                            Net
                       Net Asset        Net               Realized       Distributions    Distributions
                         Value       Investment             and            from Net       from Realized       Net Asset
                       Beginning      Income /           Unrealized       Investment         Capital          Value End      Total
Year                   of Period       (Loss)          Gains/(Losses)       Income            Gains           of Period     Return
----                   ---------       ------          --------------       ------            -----           ---------     ------
-------------------------------------
Fixed Income Fund
-------------------------------------

1997                        $10.51         $ 0.68           $ 0.25          $(0.68)              --          $10.76         9.22%
1996                        $10.62         $ 0.68           $(0.04)         $(0.68)          $(0.07)         $10.51         6.27%
1995                        $ 9.93         $ 0.70           $ 0.69          $(0.70)              --          $10.62        14.53%
1994                        $10.95         $ 0.64           $(0.91)         $(0.64)          $(0.11)         $ 9.93        (2.58)%
1993                        $ 9.92         $ 0.64           $ 1.03          $(0.64)              --          $10.95        17.28%
1992 (1)                    $10.00         $ 0.06           $(0.08)         $(0.06)              --          $ 9.92        (1.61)%

-------------------------------------
Municipal Bond Fund
-------------------------------------

1997                        $10.99         $ 0.57           $ 0.22          $(0.57)          $(0.09)         $11.12         7.49%
1996                        $10.86         $ 0.60           $ 0.13          $(0.60)              --          $10.99         6.90%
1995                        $10.37         $ 0.61           $ 0.49          $(0.61)              --          $10.86        10.90%
1994                        $11.36         $ 0.60           $(0.61)         $(0.60)          $(0.38)         $10.37        (0.15)%
1993                        $10.56         $ 0.67           $ 0.84          $(0.67)          $(0.04)         $11.36        14.68%
1992(2)                     $10.00         $ 0.60           $ 0.56          $(0.60)              --          $10.56        13.42%

------------------------------------------
Short-Term Fixed Income Fund
------------------------------------------

1997                        $10.00         $ 0.58           $ 0.06          $(0.58)              --          $10.06         6.61%
1996                        $10.01         $ 0.60           $(0.01)         $(0.60)              --          $10.00         6.09%
1995(3)                     $10.00         $ 0.37           $ 0.01          $(0.37)              --          $10.01         3.82%(#)

------------------------------------------
Short-Term Municipal Bond Fund
------------------------------------------

1997                        $10.13         $ 0.52           $ 0.16          $(0.52)          $(0.01)         $10.28         6.93%
1996                        $10.13         $ 0.54           $ 0.04          $(0.54)          $(0.04)         $10.13         5.90%
1995(4)                     $10.00         $ 0.30           $ 0.13          $(0.30)              --          $10.13         4.39%(#)

------------------------------------------
Smaller Companies Fund
------------------------------------------

1997                        $13.10         $(0.03)          $ 2.87              --           $(1.22)         $14.72        23.29%
1996                        $10.55         $(0.02)          $ 2.61          $(0.04)              --          $13.10        24.58%
1995(5)                     $10.00         $ 0.03           $ 0.52              --               --          $10.55         5.50%(#)

-------------------------------------
Microcap Fund
-------------------------------------

1997 (6)                    $10.00         $(0.04)          $ 2.66              --               --          $12.62        26.20%(#)


                                                                                           Ratio of Net
                                                                             Ratio of       Investment
                                                                             Expenses      Income (Loss)
                                                          Ratio of Net      to Average      to Average
                                           Ratio of        Investment       Net Assets      Net Assets
                           Net Assets     Expenses to     Income(Loss)      (Excluding      (Excluding      Portfolio      Average
                             End of        Average        to Average         Expense         Expense         Turnover    Commission
Year                      Period (000)    Net Assets       Net Assets       Limitations)   Limitations)        Rate         Rate*
----                      ------------    ----------       ----------       ------------   ------------        ----         -----
-------------------------------------
Fixed Income Fund
-------------------------------------

1997                      $1,103,121         0.55%            6.50%           0.60%            6.45%            178%          N/A
1996                      $  758,003         0.55%            6.52%           0.61%            6.46%            176%          N/A
1995                      $  494,221         0.54%            6.81%           0.63%            6.72%            182%          N/A
1994                      $  239,556         0.54%            6.22%           0.66%            6.10%            251%          N/A
1993                      $  147,917         0.55%            6.01%           0.72%            5.84%            196%          N/A
1992(1)                   $   25,528         0.55%            5.24%           1.66%            4.13%            148%          N/A

-------------------------------------
Municipal Bond Fund
-------------------------------------

1997                       $ 361,461         0.54%            5.19%           0.61%            5.12%             67%          N/A
1996                       $ 252,152         0.55%            5.50%           0.61%            5.44%             66%          N/A
1995                       $ 221,058         0.54%            5.75%           0.62%            5.67%             63%          N/A
1994                       $ 165,677         0.54%            5.60%           0.67%            5.47%             94%          N/A
1993                       $ 148,022         0.55%            5.94%           0.75%            5.74%            160%          N/A
1992(2)                    $  94,700         0.55%            6.31%           0.79%            6.07%            143%          N/A

------------------------------------------
Short-Term Fixed
 Income Fund
------------------------------------------

1997                       $ 17,083          0.53%            5.77%           1.09%            5.21%            186%          N/A
1996                       $  6,751          0.53%            6.00%           1.29%            5.24%            124%          N/A
1995(3)                    $  4,140          0.52%            5.86%           2.84%            3.54%             90%          N/A

------------------------------------------
Short-Term Municipa
 Bond Fund
------------------------------------------

1997                       $ 19,950          0.53%            5.14%           1.02%            4.65%             95%          N/A
1996                       $  9,132          0.53%            5.34%           1.58%            4.29%            129%          N/A
1995(4)                    $  3,724          0.52%            4.60%           2.16%            2.96%             62%          N/A

------------------------------------------
Smaller Companies
 Fund
------------------------------------------

1997                       $  5,724          1.25%           (0.29)%          2.63%           (1.67)%           122%       $0.0552
1996                       $  4,115          1.25%           (0.23)%          2.55%           (1.53)%           141%       $0.0560
1995(5)                    $  2,638          1.25%            0.94%           2.28%           (0.09)%            23%          N/A

-------------------------------------
Microcap Fund
-------------------------------------

1997(6)                    $  3,276          1.63%           (0.49)%          3.39%           (2.25)%           272%       $0.0634
------------------------------------------------------------------------------------------------------------------------------------

(#)  Returns are for the period indicated and have not been annualized.
*    Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1)  Fixed Income Fund commenced operations on 9/18/92. All ratios for the period have been annualized.
(2)  Municipal Bond Fund commenced operations on 12/13/91. All ratios for the period have been annualized.
(3)  Short-Term Fixed Income Fund commenced operations on 3/13/95. All ratios for the period have been annualized.
(4)  Short-Term Municipal Bond Fund commenced operations on 3/6/95. All ratios for the period have been annualized.
(5)  Smaller Companies Fund commenced operations on 6/30/95. All ratios for the period have been annualized.
(6)  Microcap Fund commenced operations on 12/18/96. All ratios for the period have been annualized.
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            INTRODUCTION TO THE FUNDS


Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding the Trust's other mutual funds (the "International Funds"), which invest primarily in non-U.S. securities, is contained in a separate prospectus that may be obtained by calling 1-800-550-6426.

The Adviser, with offices in Philadelphia and New York City, serves as investment adviser to each of the Funds. The Adviser is a U.S. investment management subsidiary of London-based Morgan Grenfell Asset Management. Together with the Adviser and its other investment management subsidiaries, Morgan Grenfell Asset Management now has over US$146.46 billion under management.

This prospectus relates solely to institutional shares of the Funds. The Funds offer another class of shares (service shares), which is subject to different expenses and therefore has different performance than institutional shares. Information regarding service shares may be obtained by calling 1-800-550-6426.

As of the date of this Prospectus, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund had not commenced operations and, therefore, had no operating history. There can be no assurance that any Fund will be able to achieve its investment objectives.

General Portfolio Management Strategies

Fixed Income Investments. In selecting fixed income investments (including municipal securities) for Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Total Return Bond Fund and High Yield Bond Fund, the Adviser seeks to achieve these Funds' investment objectives by identifying fixed income securities and sectors which it believes to be undervalued relative to the market and alternative sectors rather than forecasting changes in the interest rate environment. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers.

Equity Investments. In selecting equity investments for Large Cap Growth Fund, Smaller Companies Fund and Microcap Fund (the "Equity Funds"), the Adviser looks for companies whose earnings it believes will grow both faster than inflation and faster than the economy in general. An Equity Fund may invest in such a company if the Adviser believes that such growth is not yet fully reflected in the market price of the company's securities. In managing the Smaller Companies Fund and the Microcap Fund, the Adviser may also consider the fundamental value of a company, and may invest in a company where it believes that value is not fully recognized in the marketplace. Fundamental value is determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield.

--------------------------------------------------------------------------------

In selecting equity investments, the Adviser considers a number of company-specific factors, including quality of management, a leading or dominant position in a major product line, a sound financial position, and a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Adviser also considers a company's record of dividend payments and/or the likelihood that the company will pay dividends in the future. However, consistent with their investment objectives, each Equity Fund may purchase securities of companies that are not expected to pay dividends in the foreseeable future.


                                  RISK FACTORS


General. An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government, or any agency thereof or any other entity. The value of each Fund's portfolio securities, and thus the net asset value of its shares will fluctuate as a result of market factors, including interest rate and stock market changes, such that the value of the shares, when redeemed, may be more or less than their original cost.

Derivative Instruments. Certain of the Funds may employ investment techniques, including options and futures contracts and other investments that may be considered derivative instruments. These may entail special risks. For example, there is no limit on the percentage of assets of an Equity Fund that may be at risk with respect to futures and related options. See "Investment Objectives and Policies" and "Description of Securities and Investment Techniques and Related Risks."

Below Investment Grade Bonds. The High Yield Bond Fund and, to a lesser extent, the Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss. See "Description of Securities and Investment Techniques and Related Risks-Below Investment Grade Bonds."

Diversification. The Total Return Bond Fund is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than the other Funds to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks-Diversification." Each of the other Funds is diversified under the 1940 Act.


Year 2000 Compliance. Certain management and shareholder account services provided to the Funds and their shareholders depend on the proper functioning of computer systems. Many computer systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. If left uncorrected, this software flaw could have an adverse effect on the handling of security trades and pricing and shareholder account services. The Adviser and the Trust's administrator, principal underwriter, transfer agent and custodian have been actively working on necessary changes to their computer systems to deal with the year 2000. Although there can be no assurance that these systems will be properly adapted in time for that event, the management of the Trust expects that they will be.


--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES


Fixed Income Fund and Short-Term Fixed Income Fund

The investment objective of the Fixed Income Fund and the Short-Term Fixed Income Fund is to seek a high level of income consistent with the preservation of capital. Under normal circumstances, the Fixed Income Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years, and the Short-Term Fixed Income Fund expects to maintain a dollar weighted effective average portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Fixed Income Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Fixed Income Fund will have a higher yield than the Short-Term Fixed Income Fund.

Each Fund normally invests at least 80% of its assets in fixed income securities of all types, including (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) custodial receipts evidencing separately traded principal and interest components of U.S. Government obligations; (iv) corporate bonds and debentures; (v) equipment lease and trust certificates; (vi) mortgage-backed securities and asset-backed securities; (vii) U.S. dollar denominated securities of the Government of Canada and its provincial and local governments, U.S dollar denominated securities issued or guaranteed by other foreign governments, their political subdivisions, agencies or instrumentalities and U.S. dollar denominated obligations of supranational entities; (viii) taxable municipal securities, and state, municipal or private activity bonds; and (ix) repurchase agreements involving any of the foregoing. Certain of these securities may have floating or variable rates of interest or include put features providing the Fund the right to sell the security at face value prior to maturity. The existence in a Fund's portfolio of floating and variable rate securities and securities with put features will have the effect of shortening its dollar weighted average maturity. Each Fund may purchase securities on a when-issued basis. Neither Fund's investments in U.S. dollar denominated securities of non-U.S. issuers will exceed 25% of its total assets.

Subject to its portfolio maturity policy, each Fund may purchase securities with any stated remaining maturity. In determining the maturity of mortgage-backed securities, the Adviser will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages. In determining the effective maturity of callable securities, the call date may be used as the effective maturity if interest rates have fallen since the bonds original issue date.

Each Fund invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") or unrated securities determined by the Adviser to be of comparable quality. However, each Fund may also invest up to 15% of its assets in fixed income securities that are, at the time of purchase, either rated within the fourth highest rating category assigned by Moody's, Standard & Poor's, Duff or Fitch, or unrated but determined by the Adviser to be of comparable quality. See "Description of Securities and Investment Techniques

--------------------------------------------------------------------------------
and Related Risks--Fixed Income Securities." In the event any security held by either Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Fund may hold, at any time, more than 5% of its net assets in fixed income securities that are not investment grade. Fixed income securities rated in one of the four highest ratings categories and unrated securities determined by the Adviser to be of comparable quality are referred to herein as "investment grade fixed income securities." Fixed income securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

Under normal conditions, each Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For a definition of money market instruments and these Funds' policies on temporary defensive investments, see "Description of Securities and Investment Techniques and Related Risks--Additional Investment Techniques."

Municipal Bond Fund and Short-Term Municipal Bond Fund

The investment objective of the Municipal Bond Fund and the Short-Term Municipal Bond Fund (the "Municipal Funds") is to seek a high level of income exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), consistent with the preservation of capital. However, there is no restriction on the percentage of either Municipal Fund's assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. Under normal circumstances, the Municipal Bond Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years, and the Short-Term Municipal Bond Fund expects to maintain a dollar weighted effective average portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Municipal Bond Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Municipal Bond Fund will have a higher yield than the Short-Term Municipal Bond Fund.

Subject to its portfolio maturity policy, each Fund may purchase securities with any stated remaining maturity. In determining the maturity of mortgage-backed securities, the Adviser will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages. In determining the effective maturity of callable securities, the call date may be used as the effective maturity if interest rates have fallen since the bonds original issue date.

Under normal market conditions, each Municipal Fund invests at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax, and invests at least 65% of its total assets in municipal bonds. Municipal bonds consist of (i) securities, including municipal leases, issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The issuers of these municipal securities may be located in all 50 U.S. states, the District of Columbia, Puerto

--------------------------------------------------------------------------------

Rico and other U.S. territories and possessions. Certain of these securities may have variable and floating rates of interest or include "put" features providing the Fund the right to sell the securities at face value prior to maturity. The existence in a Fund's portfolio of variable and floating rate securities and securities having put features will have the effect of shortening its average dollar weighted portfolio maturity. The Municipal Funds may purchase securities on a when-issued basis.

The Municipal Funds' investments in municipal notes may include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuers in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation rights therein. Investments in any of the notes described above will be limited to those obligations that, at the time of purchase, are rated MIG-1 or V-MIG-1 by Moody's, rated SP-1 by Standard & Poor's, or are unrated but are determined by the Adviser to be of comparable quality.

The Municipal Funds' investments in municipal bonds may include, but are not limited to, general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. Each Municipal Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. See "Description of Securities and Investment Techniques--Fixed Income Securities."

Except as noted below, municipal bonds in which a Municipal Fund invests must be rated A or better by Moody's or by Standard & Poor's at the time of investment or, if unrated, must be determined by the Adviser to be of comparable quality. Each Municipal Fund may, however, invest up to 15% of its assets in bonds that, at the time of purchase, are rated Baa by Moody's or BBB by Standard & Poor's, or, if unrated, determined by the Adviser to be of comparable quality. Municipal securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

The Municipal Funds' investments in tax-exempt commercial paper will be limited to obligations that, at the time of purchase, are rated at least A-1 by Standard & Poor's or Prime-1 by Moody's, or that are unrated but are determined by the Adviser to be of comparable quality. The Municipal Funds may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. In the event any security held by either Municipal Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Municipal Fund will hold, at any time, more than 5% of its net assets in securities that are rated below investment grade.

Under normal circumstances, each Municipal Fund may invest up to 20% of its total assets in certain taxable securities in order to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Municipal Fund may invest without limit in such taxable securities. Such taxable securities include: U.S. Treasury obligations (including separately traded interest and principal component parts of U.S. Treasury obligations, transferable through the federal book-entry system and known as Separately Traded Registered Interest and Principal Securities or "STRIPS"); other marketable obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the
--------------------------------------------------------------------------------

U.S. Government whether or not backed by the full faith and credit of the U.S. Treasury; short-term instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; repurchase agreements involving any of the foregoing obligations; and, to the extent permitted by applicable law, shares of other investment companies investing solely in the foregoing obligations.

Distributions by a Fund that are derived from income from taxable securities held by the Fund will generally be taxable to shareholders as ordinary income.

Total Return Bond Fund

The investment objective of the Total Return Bond Fund is to maximize total return consistent with the preservation of capital. Under normal circumstances, the Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years and to invest at least 65% of its total assets in U.S. dollar-denominated investment grade bonds. For purposes of this policy, "bonds" include the U.S. dollar- denominated fixed income securities in which the Fixed Income Fund and the Short-Term Fixed Income Fund may invest, convertible securities, and securities (including equity securities) of other investment companies that invest primarily in any one or more of the foregoing types of securities.

Under normal circumstances, the Fund may invest up to 35% of its total assets in cash, money market instruments and, subject to the limits described below, foreign currency-denominated bonds and below investment grade bonds, including below investment grade bonds of issuers located in countries with emerging securities markets. The Fund may not invest more than 20% of its total assets in foreign currency-denomintated bonds and, at the discretion of the Adviser, the Fund may use certain techniques to hedge its foreign currency exposure back into the U.S. dollar. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

Also, the Fund may not invest more than 15% of its total assets in below investment grade bonds, and may not invest more than 10% of its total assets in below investment grade bonds of issuers located in countries with emerging securities markets. The Fund's investments in below investment grade bonds will be limited to securities that are rated B or higher by Moody's, Standard & Poor's, Duff or Fitch and unrated securities determined by the Adviser to be of comparable quality, provided that this quality limitation will not apply to the Fund's investments in other investment companies. Below investment grade bonds involve greater price volatility and risk of loss of principal and income than investment grade bonds. See "Description of Securities and Investment Techniques and Related Risks--Below Investment Grade Bonds." In the event a security held by the Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

For a description of the Fund's policy on temporary defensive investments, see "Description of Securities and Investment Techniques and Related
Risks--Additional Investment Techniques."

--------------------------------------------------------------------------------

High Yield Bond Fund

The investment objective of the High Yield Bond Fund is to seek high current income and, as a secondary objective, capital growth. Under normal circumstances, the Fund expects to maintain a dollar weighted effective average remaining portfolio maturity of 5 to 10 years and to invest at least 65% of its total assets in below investment grade bonds. For purposes of this policy, "bonds" include the types of fixed income securities in which the Fixed Income Fund and the Short-Term Fixed Income Fund may invest (without regard to credit quality), as well as U.S. dollar-denominated convertible and nonconvertible fixed income securities of domestic and foreign issuers.

Below investment grade bonds generally offer higher yields than investment grade bonds, but involve greater price volatility and risk of loss of principal and income. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. For a description of these and other risks of investing in below investment grade bonds, see "Description of Securities and Investment Techniques and Related Risks--Below Investment Grade Bonds."

Under normal conditions, the Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For a definition of money market instruments and the Fund's policy on temporary defensive investments, see "Description of Securities and Investment Techniques and Related Risks--Additional Investment Techniques."

Smaller Companies Fund

The primary investment objective of the Smaller Companies Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization U.S. companies. Equity securities in which the Fund may invest include common stocks and preferred stocks, while equity-related securities include warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks."

For purposes of the Fund's investment policies, small capitalization companies are those ranked (at time of investment) according to market capitalization in the bottom 20% of the Wilshire 5000 Index. The Adviser believes that investments in equity and equity-related securities of many small capitalization companies, although involving greater risk, provide the opportunity for greater capital growth than investments in larger, better-known companies. For a description of the risks associated with investing in small capitalization companies, see "Description of Securities and Investment Techniques and Related Risks--Small and Micro Capitalization Companies."

Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page - ), cash equivalents and equity and equity-related securities of medium and large capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to

--------------------------------------------------------------------------------
retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.

Microcap Fund

The investment objective of the Microcap Fund is to maximize capital appreciation. Under normal market conditions, the Fund pursues this objective by investing at least 65% of its total assets in common stocks of micro capitalization U.S. companies and securities convertible into such stocks. For purposes of the Fund's investment policies, micro capitalization companies are those ranked (at the time of investment) according to market capitalization in the bottom 5% of the U.S. equity market, including both listed and unlisted companies.

The Adviser believes that investments in many micro capitalization companies, although involving greater risk, provide the opportunity for greater capital growth than investments in larger, better-known companies. In particular, the Adviser believes that the inefficiencies in this sector of the marketplace often provide opportunities for investment gains. The Fund's investments in securities of U.S. micro capitalization companies will be limited to securities traded on a U.S. exchange or in the over-the-counter market. For a description of the risks associated with investing in micro capitalization companies, see "Description of Securities and Investment Techniques and Related Risks--Small and Micro Capitalization Companies."

Up to 25% of the Fund's total assets may be invested in securities of non-U.S. companies with individual market capitalizations that would place them in the bottom 5% of the U.S. equity market. For liquidity purposes, the Fund will normally invest a portion of its assets (no more than 35%) in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are rated, at the time of purchase, Aaa or Aa by Moody's or AAA or AA by Standard & Poor's or determined by the Adviser to be of comparable quality.

Large Cap Growth Fund

The primary investment objective of the Large Cap Growth Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of large capitalization U.S. companies. The Fund may invest in the same types of equity and equity-related securities as the Smaller Companies Fund (see above).

For purposes of the Fund's investment policies, large capitalization companies are those ranked (at time of investment) according to market capitalization in the top 25% of the Wilshire 5000 Index, a broad-based index that includes nearly all U.S. public companies. The Adviser believes that the equity and equity-related securities of many large capitalization companies offer significant potential for capital growth, but with less risk than investments in smaller capitalization companies.

Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page - ), cash equivalents and equity and equity-related securities of small and

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                                    Page 15
medium capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.


      DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS

Fixed Income Securities

General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Private Activity and Industrial Development Bonds. Each of the Funds other than the Equity Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Put Bonds. Each of the Funds other than the Equity Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

Variable or Floating Rate Instruments and Variable Rate Demand Instruments. Each of the Funds other than the Equity Funds may invest in variable or floating rate instruments and variable

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                                    Page 16
rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association, or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

Each of the Funds other than the Equity Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. However, no Fund may actively trade these instruments. STRIPS are sold as zero coupon securities. See"Zero Coupon Securities."

Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government Securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the


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                                    Page 17
market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Below Investment Grade Bonds. The High Yield Bond Fund and, to a lesser extent, the Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

Below investment grade bonds will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

Securities of Foreign Issuers

General. Each of the Funds other than the Municipal Funds may invest to varying extents in securities of foreign issuers and supranational entities. Investments in the securities of foreign issuers and supranational entities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income or sales proceeds, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or fluctuation in value due to changes in currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Foreign Government Securities. The foreign government securities in which each Fund (other than the Municipal Funds) may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic

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                                    Page 18
reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Currency Management Techniques

To the extent that they invest in securities denominated or quoted in foreign currencies, the Equity Funds and the Total Return Bond Fund may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, the Total Return Bond Fund may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. Transactions in these instruments, together with transactions in forward contracts and currency options, are referred to below collectively as "Currency-Related Transactions." The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter options and currency swap agreements may be illiquid and are subject to the risk that the counterparty will default on its obligations. For more information on these instruments, see the Statement of Additional Information.

Mortgage-Backed and Asset-Backed Securities

The Fixed Income Fund, the Short-Term Fixed Income Fund, the Total Return Bond Fund, the High Yield Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fixed Income Fund, the Short-Term Fixed Income Fund, the Total Return Bond Fund and the High Yield Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market

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                                    Page 19
values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments. No Fund will invest 25% or more of its total assets in collateralized mortgage obligations or in asset-backed securities (in each case, excluding U.S. Government Securities).

Options

Written Options. The Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

Purchased Options. The Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist

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                                    Page 20
for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Stock Index Options

The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option.

Futures Contracts and Options on Futures Contracts

When deemed advisable by the Adviser, the Total Return Bond Fund, the High Yield Bond Fund and each of the Equity Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Options, Futures Contracts and Options on Futures Contracts

Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not

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                                    Page 21
fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.

Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Total Return Bond Fund, the High Yield Bond Fund or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information. Options, futures contracts and options on futures contracts are derivative instruments.

Small and Micro Capitalization Companies

Smaller Companies Fund and Microcap Fund invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

Many smaller capitalization companies in which Smaller Companies Fund and Microcap Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

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                                    Page 22

Convertible Securities and Preferred Stocks

Subject to its investment objectives and policies, the Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may invest in convertible securities, which are ordinarily preferred stock or long-term fixed income securities of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.

Diversification

Each Fund other than the Total Return Bond Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" in the Funds' Statement of Additional Information. The Total Return Bond Fund is "non-diversified" under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, the Total Return Bond Fund is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that the Total Return Bond Fund does not meet the standards for being "diversified" under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

Concentration of Investments

As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities). Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

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                                    Page 23
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Additional Investment Techniques

Mortgage Dollar Rolls. Each of the Funds other than the Equity Funds and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.


Illiquid Securities. Each Fund other than the Municipal Bond Fund and Short-Term Municipal Bond Fund will not invest more than 15% of its net assets in illiquid securities. Municipal Bond Fund and Short-Term Municipal Bond Fund will not invest more than 10% of its total assets in illiquid securities. Illiquid securities include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.


Restricted Securities. Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

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                                    Page 24

Warrants. Each Equity Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferrable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

Lending Securities. For the purpose of realizing income, each Fund other than the Fixed Income Fund and the Municipal Bond Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized by cash, cash equivalents or U.S. Government securities at all times. They nevertheless involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Adviser is required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.

Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such investment company, except that, in accordance with an exemptive order expected to be issued by the Comission, the Total Return Bond Fund may invest up to 10% of its total assets in institutional shares of Morgan Grenfell Emerging Markets Debt Fund (but only after such order is issued). A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

Temporary Defensive Investments. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments. For a description of the Municipal Funds' policy with respect to temporary defensive investments, see "Investment Objectives and Policies--Municipal Bond Fund and Short-Term Municipal Bond Fund."


                        ADDITIONAL INVESTMENT INFORMATION

Investment Restrictions


Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. In addition, the policy of each of Morgan Grenfell


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                                    Page 25

Municipal Bond Fund and Morgan Grenfell Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities (the "80% Policy") has been designated as fundamental. These Funds' 80% Policy and the investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval. Each Fund's shareholders will, however, be given 30 days' advance written notice of any change in a Fund's investment objective.

Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. Securities traded in the over-the-counter markets and fixed income securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to the most favorable price requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

Pursuant to procedures established by the Trustees, subject to applicable regulations and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with SEI Financial Services Company, the Funds' distributor (the "Distributor"), and brokers with whom the Adviser or the Distributor is affiliated. No Fund will effect principal transactions with an affiliated broker.

Portfolio Turnover

It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each other Fund will not exceed 175%. The higher portfolio turnover rates of these Funds may result from their respective portfolio management strategies. These Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are

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                                    Page 26
taxable to shareholders as ordinary income). (see "Portfolio Transactions"). See "Financial Highlights" for the Funds' portfolio turnover rates for the fiscal year ended October 31, 1997.

                             MANAGEMENT OF THE FUNDS


The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser

MGCM, 885 Third Avenue, New York, New York, acts as investment adviser to each Fund pursuant to the terms of investment advisory contracts between the Trust, on behalf of the Funds, and MGCM (the "Advisory Contracts"). MGCM is registered as an investment adviser with the Commission and provides a full range of investment advisory services to institutional clients. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management ("MGAM"), which is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of September 30, 1997, MGCM managed approximately $9.69 billion in assets.

Under its Advisory Contracts with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                  Annual Rate
                                                                  -----------
      Morgan Grenfell Fixed Income Fund                              0.40%
      Morgan Grenfell Municipal Bond Fund                            0.40%
      Morgan Grenfell Short-Term Fixed Income Fund                   0.40%
      Morgan Grenfell Short-Term Municipal Bond Fund                 0.40%
      Morgan Grenfell Total Return Bond Fund                         0.45%
      Morgan Grenfell High Yield Bond Fund                           0.50%
      Morgan Grenfell Smaller Companies Fund                         1.00%
      Morgan Grenfell Microcap Fund                                  1.50%
      Morgan Grenfell Large Cap Growth Fund                          0.75%


The advisory fees to which the Adviser is entitled for Smaller Companies Fund, Microcap Fund and Large Cap Growth Fund are higher than the fees paid by most funds but the Adviser believes they are comparable to the fees paid by funds having similar investment objectives. As described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit each Fund's operating expenses to a specified level. For the fiscal period ended October 31, 1997, this voluntary agreement was in effect for each Fund (other than Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund, which were not in operation during such year). During this year, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and


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                                    Page 27

Morgan Grenfell Microcap Fund paid advisory fees equal to 0.35%, 0.33%, 0%, 0%, 0% and 0% of their respective average daily net assets.

The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contracts. The expenses borne by each Fund include the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees.


Each Fund other than the Equity Funds and the High Yield Bond Fund is managed utilizing a team approach led by David W. Baldt, Exectuive President of the Adviser. Mr. Baldt has been in the investment advisory business since 1973 and with the Adviser since 1989. The rest of the team includes Gary W. Bartlett, Warren S. Davis, Thomas J. Flaherty, Christopher J. Gagnier and Timothy C. Vile, all Senior Vice Presidents of the Adviser. Mr. Bartlett has been in the investment advisory business since 1982 (with the Adviser since 1992) and previously managed funds with Provident National Bank. Mr. Davis has been in the investment advisory business since 1986 (with the Adviser since 1995) and has managed funds with Merrill Lynch and Paine Webber. Mr. Flaherty has been in the investment advisory business since 1985 (with the Adviser since 1995) and previously managed funds with Prudential Securities. Mr. Vile has been in the investment advisory business since 1986 (with the Adviser since 1991) and previously managed funds for Equitable Capital Management. Mr. Gagnier has been in the investment advisory business since 1984 (with the Adviser since 1997) and previously with Paine Webber.


The High Yield Bond Fund is managed by a committee consisting of investment professionals employed by the Adviser. This committee makes investment decisions for the Fund.

The Smaller Companies Fund and Microcap Fund are each managed by a team of three experienced portfolio managers, Audrey M. T. Jones, David A. Baratta and John P. Callaghan. Ms. Jones and Mr. Baratta have served as members of the Funds's portfolio management team since the Fund's inception. Mr. Callaghan joined the Funds' portfolio management team (and the Adviser) in June 1997 and, prior to such time, worked as a portfolio manager for Odyssey Partners and Weiss, Peck & Greer. Ms. Jones has been employed by the Adviser as a portfolio manager since 1986. Prior to joining the Adviser in September 1994, Mr. Baratta worked as a portfolio manager for AIG Global Investors and Shearson Lehman Asset Management.

The Large Cap Growth Fund is managed by a committee consisting of investment professionals employed by the Adviser. This committee makes investment decisions for the Fund.

Administrator and Distributor


The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, pursuant to which SEI Financial Management receives from all series of the Trust and other funds advised by Morgan Grenfell Capital Management, Inc. an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such funds:

          0.10% of aggregate assets under $1 billion
          0.07% of next $500 million of aggregate assets


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                                    Page 28

          0.05% of next $1 billion of aggregate assets
          0.04% of aggregate assets exceeding $2.5 billion

Each Fund pays the Administrator a minimum annual fee that currently equals $60,000.


The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of institutional shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of institutional shares of the Funds.


Custodian and Transfer Agent

The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern"), pursuant to which Northern serves as custodian of the assets of each Fund.


DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City, Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' institutional shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

Additional information regarding the services performed by the Administrator, the Distributor, the Custodian and the Transfer Agent is provided in the Statement of Additional Information.


                        PURCHASE OF INSTITUTIONAL SHARES


Institutional shares of any Fund may be purchased on any Business Day at the net asset value next determined after receipt of the investor's order in good order by the Transfer Agent. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. Shareholders will be entitled to dividends payable with respect to their shares of a Fund if they are shareholders of the Fund on the record date for such dividend. There is no sales charge in connection with purchases of institutional shares. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of shares.

Payments for institutional shares must be denominated in U.S. dollars. The minimum initial investment for any record shareholder account with a Fund is US$250,000 and subsequent investments will be accepted in any amount. The Trust reserves the right to vary the initial investment minimum and to establish minimums for additional investments at any time. In addition, the Trust may waive the minimum initial investment requirement for any investor. The Trust does not issue share certificates.

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                                    Page 29

Purchases by Mail

Institutional shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund for each account an investor wishes to open, to:

By Regular Mail:                                By Overnight Mail:
----------------                                ------------------
Morgan Grenfell Investment Trust                Morgan Grenfell Investment Trust
P.O Box 419165                                  c/o DST Systems, Inc.
Kansas City, MO 64141-6165                      (SEI Division CT-7)
                                                1004 Baltimore
                                                Kansas City, MO 64105

Third party checks, credit card checks and cash will not be accepted.

Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

Purchases by Wire

Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase institutional shares of any Fund by requesting their bank to transmit funds by wire to:

United Missouri Bank, N.A.
ABA No. 10-10-00695
For:  Account Number 98-7052-395-7
Further Credit:  [appropriate Fund name]

The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-407-7301 to be assigned a wire account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, social security or other taxpayer identification number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

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                                    Page 30

By Regular Mail:                                By Overnight Mail:
--------------------                            -----------------------
Morgan Grenfell Investment Trust                Morgan Grenfell Investment Trust
P.O Box 419165                                  c/o DST Systems, Inc.
Kansas City, MO 64141-6165                      (SEI Division CT-7)
                                                1004 Baltimore
                                                Kansas City, MO 64105

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders and Confirmations

Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. All transactions in institutional shares of a Fund and dividends and distributions paid by a Fund are reflected in confirmations issued by the Transfer Agent at the time of the transaction and/or in monthly statements issued by the Transfer Agent. A year-to-date statement will be provided by the Transfer Agent. Shareholders with inquiries regarding a Fund may call Morgan Grenfell Investment Trust at 1-800-550-6426 or write to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

Exchange Privilege

The Funds provide a telephone exchange privilege and a written exchange privilege. Institutional shares of a Fund may be exchanged in amounts as low as $50,000 for institutional shares of any other Fund or any institutional International Fund. A shareholder should obtain and read the prospectus relating to institutional shares of an International Fund and consider its investment objective, policies and fees before making an exchange into that fund. Exchanges will be permitted only in those states in which the relevant fund is available for sale.

If a shareholder elects the telephone exchange privilege on the Account Application, the shareholder will be able to effect the exchange of institutional shares in its account in one Fund for institutional shares in any other Fund descibed in this Prospectus by telephone, as long as all accounts are identically registered. A shareholder can exchange shares by telephone by calling 1-800-407-7301 before 4:00 p.m., Eastern time, on any Business Day. Shares exchanged will be valued at their respective net asset values next determined after the telephone exchange request is received. Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request. The Funds reserve the right to refuse any request made by any shareholder.

In addition to using the telephone exchange privilege, shareholders in any of the Funds may exchange their institutional shares for institutional shares in any other Fund by submitting a written request, in proper form, to the Transfer Agent. Institutional shares exchanged in this manner will

--------------------------------------------------------------------------------
be valued at their respective net asset values next determined after the receipt of the written exchange request.

An exchange is a taxable transaction for shareholders that are subject to tax. Investors will receive 60 days' written notice prior to any change in a Fund's exchange procedures.


                       REDEMPTION OF INSTITUTIONAL SHARES

How To Redeem

Shareholders may redeem institutional shares of a Fund without charge upon request on any Business Day by placing redemption requests with the Transfer Agent prior to 4:00 p.m., Eastern Time. Institutional shares are redeemed at the net asset value next determined after receipt of the redemption request by the Transfer Agent. Institutional shares subject to a redemption request will earn any dividends for which the record date is the day the request is received.


Redemption requests may be made by telephoning Morgan Grenfell Investment Trust at 1-800-407-7301 or by a written request addressed to the Transfer Agent in accordance with the procedures set forth below. A written request must specify the number of institutional shares to be redeemed, the Fund from which institutional shares are being redeemed, the account number, payment instructions and the exact registration on the account. Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds." Written requests for redemptions should be forwarded to the Transfer Agent at:

By Regular Mail:                                By Overnight Mail:
----------------                                ------------------
Morgan Grenfell Investment Trust                Morgan Grenfell Investment Trust
P.O Box 419165                                  c/o DST Systems, Inc.
Kansas City, MO 64141-6165                      (SEI Division CT-7)
                                                1004 Baltimore
                                                Kansas City, MO 64105


A shareholder may request redemptions by telephone if the optional telephone redemption privilege is elected on the Account Application. In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

Payment of Redemption Proceeds

Redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. Normally, redemption proceeds will be wired within no more than seven days after the Transfer

--------------------------------------------------------------------------------

Agent receives the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. Frequently, redemption proceeds will be wired on the next Business Day after the Transfer Agent's receipt of such documents. In addition, the payment of redemption proceeds for institutional shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or the shareholder's bank in the transfer process. If a problem with such performance arises, the shareholder should deal directly with such intermediaries or bank.

Shareholders may request that redemption payments be made by Federal Reserve wire or Automated Clearing House (ACH) wire. Redemption payments made by Federal Reserve wire cannot be made on Federal holidays restricting wire transfers. There is no charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

A shareholder may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and, in the case of foreign currency denominated securities, currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."

                                 NET ASSET VALUE


The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets

--------------------------------------------------------------------------------
attributable to such class of the Fund, subtracting liabilities attributable to such class(including accrued expenses and dividends payable) and dividing the result by the total number of outstanding Fund shares of such class.

For purposes of calculating each Fund's net asset value per share, equity securities traded on a recognized securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

Certain portfolio securities held by the Funds (not including the Municipal Funds) may be listed on foreign exchanges which trade on days when the NYSE is closed. As a result, the net asset value of each class of a Fund may be significantly affected by such trading on days when shareholders have no ability to redeem shares of the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


Each Equity Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each of the other Funds distributes substantially all of its net investment income in the form of dividends declared daily and paid monthly. Each Fund, including the Equity Funds, also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed.

From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional institutional shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Code. Each

--------------------------------------------------------------------------------

Fund intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing and other requirements of the Code.

Dividends paid by a Fund from its net investment income (except for tax-exempt interest earned by the Municipal Funds), certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as capital gain regardless of how long the shareholder has held its shares. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending on the dates on which the gains are recognized and the applicable Fund's holding periods for the assets that produce the gains. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders by the Equity Funds from dividends they receive from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding period requirements and debt-financing limitations under the Code. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes.

Each Municipal Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions paid by a Municipal Fund that are attributable to interest on tax-exempt obligations and that the Municipal Fund designates as exempt-interest dividends will be excluded from gross income for federal income tax purposes, although all or a portion of such a distribution may increase a shareholder's liability (if any) for the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Distributions by a Municipal Fund from sources other than tax-exempt interest will generally be taxable as described in the preceding paragraph. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of a Municipal Fund. Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund is not deductible to the extent attributable to such Fund's distributions that are exempt-interest dividends.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to back-up withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8

--------------------------------------------------------------------------------
or acceptable substitute for Form W-8 is on file, to backup witholding on certain other payments from a Fund.

A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). The Funds anticipate that they generally will not be eligible to elect to pass such taxes or any associated foreign tax credits or deductions through to their shareholders, but will provide appropriate information to shareholders in the event such an election is made for any Fund.

Investors should consider the tax implications of buying institutional shares immediately prior to a distribution (other than a daily dividend).Investors who purchase institutional shares shortly before the record date for such a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

Redemptions and exchanges of institutional shares are taxable events for shareholders that are subject to tax.

In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or municipal obligations of certain issuers located in the state or locality imposing the applicable taxes. In some states, such an exemption may be available only if certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding the application to them of the federal tax legislation referred to above and any other specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST


The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and thirteen additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: service shares and institutional shares.

--------------------------------------------------------------------------------

The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.

Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

As of January 30, 1998, the Adviser owned 58.97% and Deutsche Morgan Grenfell C.
J. Lawrence owned 32.95% of the outstanding shares of the Smaller Companies Fund, Bankers Trust Company owned 39.66% of the outstanding shares of the Municipal Bond Fund, Deutsche Morgan Grenfell C. J. Lawrence Inc. owned 40.22% of the outstanding shares of the Microcap Fund and Charles Schwab & Co., Inc. owned 28.71% of the outstanding shares of the Short-Term Municipal Bond Fund.


                             PERFORMANCE INFORMATION


From time to time, performance information, such as total return and yield for institutional shares of a Fund, may be quoted in advertisements or in communications to shareholders. A Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods

--------------------------------------------------------------------------------
will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in institutional shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's institutional shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the institutional share price. Yield is computed by annualizing the result of dividing the net investment income per institutional share over a 30-day period by the net asset value per share on the last day of that period.

For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of institutional shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in institutional shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

--------------------------------------------------------------------------------

                                  APPENDIX A

                    THE ADVISER'S MICROCAP INVESTMENT RESULTS

        Set forth below are investment results for Morgan Grenfell Microcap Fund and a composite of accounts managed by the Microcap Equity Team of Morgan Grenfell Capital Management, Inc. (the "Adviser" or "MGCM") in accordance with the microcap investment strategy (the "MGCM Microcap Composite"). For comparison purposes, performance information is also shown for Morgan Grenfell Microcap Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the U.S. equity market. In contrast, Morgan Grenfell Microcap Funds's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of U.S. equity market.

        Each of the Adviser's discretionary, microcap accounts (other than Morgan Grenfell Microcap Fund, which commenced operations on December 18, 1996) is included in the MGCM Microcap Composite. These accounts had the same investment objective as Morgan Grenfell Microcap Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for Microcap Fund. See "Investment Objectives and Policies". Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the MGCM Microcap Composite are sufficiently comparable to Microcap Fund to make the performance data listed below relevant to prospective investors.*

        The investment results presented below for the MGCM Microcap Composite do not include Microcap Fund's investment results and are not intended to predict or suggest the returns that will be experienced by Microcap Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the MGCM Microcap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the MGCM Microcap Composite might have been lower.

        The investment results of the MGCM Microcap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the highest investment advisory fee charged to any account included in the Composite (2.00% for periods prior to October 1, 1993 and 1.50% for subsequent periods). Microcap Fund's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any account included in the MGCM Microcap Composite. As a result, it is expected that fees and expenses will reduce Microcap Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the MGCM Microcap Composite.


--------------
* Audrey Jones, David Baratta and John Callaghan are the members of the Adviser's Microcap Equity Team. Ms. Jones has been a member of the Team throughout the eleven-year period for which data is shown. Mr. Baratta joined the Team in September 1994, following the departure of two portfolio managers who had been members of the Team since at least 1987. Mr. Callaghan joined the Team in June 1997, following the departure of a portfolio manager who had been a member of the Team since at least 1987. Also, in May 1996, another portfolio manager who had been a member of the Team since at least 1987 left MGCM.

--------------------------------------------------------------------------------

                  PERFORMANCE OF MORGAN GRENFELL MICROCAP FUND


Total Return for Year Ended
December 31, 1997                                         19.80%

Annualized Total Return for Period
From December 18, 1996 to
December 31, 1997                                         21.80%



             PERFORMANCE OF MGCM MICROCAP COMPOSITE AND RUSSELL 2000


                           Average Annual Total Return
                           ---------------------------

                     MGCM Microcap
                     Composite
Year                 (Net of Fees)         Russell 2000
----                 ------------          -------------
1997                  18.77%                22.40%
1996                  50.49%                16.49%
1995                  54.29%                28.44%
1994                 (16.71)%               (1.81)%
1993                  18.15%                18.89%
1992                   3.49%                18.42%
1991                  74.37%                46.05%
1990                  (2.48)%              (19.50)%
1989                  24.25%                16.24%
1988                  14.13%                24.89%
1987                  (4.91)%               (8.77)%

--------------------------------------------------------------------------------
                                            MGCM Microcap
                                            Composite
                                            (Net of Fees)        Russell 2000
                                            -------------        ------------
Annualized Total Return  For
Period From December 31, 1986
to December 31, 1997                          18.53%              25.70%


--------------------------------------------------------------------------------

                                   APPENDIX B

                         TAX CERTIFICATION INSTRUCTIONS


Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Internal Revenue Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.

--------------------------------------------------------------------------------

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                    Morgan Grenfell Capital Management, Inc.
                                885 Third Avenue
                            New York, New York 10022

                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                   Distributor
                         SEI Financial Services Company
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100


                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675


                                 Transfer Agent
                                DST Systems, Inc.
                                SEI Division CT-7
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                               Service Information
                 Existing accounts, new accounts, prospectuses,
                      statements of additional information,
                applications, and service forms - 1-800-550-6426
                      Telephone Exchanges - 1-800-407-7301
                           Share Price and Performance
                          Information - 1-800-550-6426

--------------------------------------------------------------------------------

                        MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                                 Service Shares
                                885 Third Avenue
                            New York, New York 10022


                                February 25, 1998
                            (Revised March 6, 1998)



         Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company that includes the following five distinct investment portfolios that focus on international fixed income investing: Morgan Grenfell Core Global Fixed Income Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund, Morgan Grenfell Emerging Markets Debt Fund and Morgan Grenfell Emerging Local Currency Debt Fund (the "Funds"). The investment objective of each Fund is to maximize total return; Morgan Grenfell Investment Services Limited (the "Adviser" or "MGIS"), based in London England, serves as investment adviser to the Funds. The Funds are designed for long-term investors seeking to participate in foreign fixed income markets.


         Information concerning investment portfolios of the Trust that focus on U.S. investments (the "Domestic Funds") and international equity investments (the "International Equity Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

------------------------------------------------------------------------------
         This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in service shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated February 25, 1998 as amended or supplemented from time to time, is available upon request without charge by calling the applicable telephone number listed on the back cover or by writing SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.

------------------------------------------------------------------------------
         INVESTMENTS IN EMERGING MARKETS CAN INVOLVE SIGNIFICANT RISKS, AND MORGAN GRENFELL EMERGING MARKETS DEBT FUND AND MORGAN GRENFELL EMERGING LOCAL CURRENCY DEBT FUND ARE DESIGNED FOR AGGRESSIVE INVESTORS. IN ADDITION, MORGAN GRENFELL EMERGING MARKETS DEBT FUND AND MORGAN GRENFELL EMERGING LOCAL CURRENCY DEBT FUND INVEST IN LOWER-QUALITY DEBT SECURITIES (JUNK BONDS), WHICH PRESENT HIGHER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT, AND PRICE VOLATILITY THAN HIGHER-QUALITY SECURITIES, AND MAY PRESENT LIQUIDITY AND VALUATION PROBLEMS.

         SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
                                    Page -1-

         Each Fund's primary investments are summarized below:

         Morgan Grenfell Core Global Fixed Income Fund invests primarily in investment grade fixed income securities of issuers throughout the world.

         Morgan Grenfell Global Fixed Income Fund invests primarily in fixed income securities of issuers throughout the world.

         Morgan Grenfell International Fixed Income Fund invests primarily in fixed income securities of issuers in countries other than the United states.

         Morgan Grenfell Emerging Markets Debt Fund invests primarily in fixed income securities of issuers in countries with emerging securities markets.

         Morgan Grenfell Emerging Local Currency Debt Fund invests primarily in fixed income securities denominated in currencies of countries with emerging securities markets.


--------------------------------------------------------------------------------
                                    Page -2-

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

Expense Information                                                         4
Financial Highlights                                                        6
Introduction to the Funds                                                   9
Investment Objectives and Polices                                          11
Description of Securities and Investment Techniques
  and Related Risks                                                        15
Additional Investment Information                                          27
Management of the Funds                                                    28
Purchase of Service Shares                                                 30
Redemption of Service Shares                                               33
Net Asset Value                                                            35
Dividends, Distributions and Taxes                                         35
Organization and Shares of the Trust                                       37
Performance Information                                                    38
Appendix A...........................................                      39
Appendix B...........................................                      41
Appendix C...........................................                      42



--------------------------------------------------------------------------------
                                    Page -3-

                              EXPENSE INFORMATION
                                (Service Shares)

------------------------------------------------------------------------------------------------------------------------------------
                                              CORE
                FUND NAME                 GLOBAL FIXED   GLOBAL FIXED     INTERNATIONAL      EMERGING MARKETS       EMERGING LOCAL
                                          INCOME FUND    INCOME FUND    FIXED INCOME FUND        DEBT FUND        CURRENCY DEBT FUND

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases ....................     None           None              None                None                  None


Maximum Sales Charge
Imposed on Reinvested
Dividends................................     None           None              None                None                  None

Deferred Sales Charge
Imposed on Redemptions...................     None           None              None                None                  None


Exchange Fee ............................     None           None              None                None                  None


------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
------------------------------------------------------------------------------------------------------------------------------------

Advisory fees ...........................    0.50%          0.50%             0.50%                1.00%                 0.60%

Other Expenses** ........................    0.76%          0.52%             0.81%                0.71%                 0.81%


Reduction of Advisory Fee
and Expense Limitation by Adviser *** ...   (0.46)%        (0.17)%           (0.51)%              (0.46)%               (0.46)%


------------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating Expenses***............   0.80%          0.85%****         0.80%****            1.25%****             0.95%
------------------------------------------------------------------------------------------------------------------------------------

* Service Shares for International Fixed Income Fund, Global Fixed Income Fund, Core Global Fixed Income Fund and Emerging Local Currency Debt Fund were not operational during the fiscal year ended October 31, 1997.
** The figure shown as other expenses for service shares of each Fund includes service fees of 0.25% of the Fund's average net assets attributable to service shares. For more information on service fees and a description of the circumstances in which service shares will be converted to institutional shares (another class of Fund shares), see "Management of the Funds--Service Plans." ***The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of service shares of each Fund, on an annual basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In it sole discretion, the Adviser may terminate or modify this voluntary agreement at any time after October 31, 1998. The purpose of this voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows: Core Global Fixed Income Fund 0.04%, Global Fixed Income Fund 0.33%, International Fixed Income Fund 0%, Emerging Markets Debt Fund 0.53% and Emerging Local Currency Debt Fund 0.14%. If the Adviser's voluntary agreement were not in effect, the Fund Operating Expenses for service shares of each Fund would be as follows: Core Global Fixed Income Fund 1.26%, Global Fixed Income Fund 1.02%, International Fixed Income Fund 1.31%, Emerging Markets Debt Fund 1.71% and Emerging Local Currency Debt Fund 1.41%. ****Effective January 1, 1998, International Fixed Income Fund and Emerging Markets Debt Fund reduced the net Fund operating expenses to 0.80% and 1.25%, respectively. Effective March 6, 1998, Global Fixed Income Fund reduced the net Fund operating expenses to 0.85%.

--------------------------------------------------------------------------------
                                   Page -4-

Example:

         Investors in service shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                       1     3      5     10
                                                      Year Years Years  Years
                                                      ---- ----- -----  -----


Morgan Grenfell Core Global Fixed Income Fund         $8    $26   $44   $ 99

Morgan Grenfell Global Fixed Income Fund              $9    $27   $47   $105

Morgan Grenfell International Fixed Income Fund       $8    $26   $44   $ 99

Morgan Grenfell Emerging Markets Debt Fund            $13   $40   $69   $151

Morgan Grenfell Emerging Local Currency Debt Fund     $10   $30   $53   $117





         The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in service shares of a Fund will bear. "Other Expenses" included in the Expense Information Table and Example for each Fund other than Morgan Grenfell Core Global Fixed Income Fund and Morgan Grenfell Emerging Local Currency Debt Fund are estimates for the fiscal year ending October 31, 1998 that are based on actual expenses incurred during the fiscal year ended October 31, 1997, except that the figures shown assume that the service fees were in effect throughout the year ended October 31, 1997. Additionally, the figures shown in the Expense Information Table and Example reflect the Adviser's voluntary agreement, effective as of March 1, 1997, to limit Fund Operating Expenses for service shares of Emerging Markets Debt Fund to 1.50% of average net assets. "Other Expenses" for Morgan Grenfell Core Global Fixed Income Fund and Morgan Grenfell Emerging Local Currency Debt Fund are based on estimated average net assets for the current fiscal year ended October 31, 1998. If the average net assets of either of these Funds exceeds the estimate for such year, then its "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if the Fund's average net assets are lower than the estimate for such year, then its "Other Expenses" (as a percentage of average net assets) will be higher than the rate shown in the table.

           The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.


         THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory and service fees and other expenses of the Funds, see "Management of the Funds."

--------------------------------------------------------------------------------
                                    Page -5-

                              FINANCIAL HIGHLIGHTS



        Set forth below are selected audited data for an outstanding service share of Morgan Grenfell Emerging Markets Debt Fund for the fiscal period ended October 31, 1997. The data set forth below have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. Morgan Grenfell Emerging Markets Debt Fund was the only Fund that had service shares outstanding prior to October 31, 1997.

        Selected audited data for an outstanding institutional share of Morgan Grenfell Global Fixed Income Fund and Morgan Grenfell International Fixed Income Fund are also presented below for periods prior to and ending October 31, 1997. This data has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified.


        The information set forth below should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The Statement of Additional Information and the Trust's annual report, which contains further information about the Funds' performance, are available free of charge by calling 1-800-550-6426.

        No data are shown below for Morgan Grenfell Core Global Fixed Income Fund and Morgan Grenfell Emerging Local Currency Debt Fund because these Funds had not commenced operations on or prior to October 31, 1997.

--------------------------------------------------------------------------------
                                   Page -6-

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For a Service Share Outstanding Throughout Period Ended October 31

                                         Net
            Net Asset      Net         Realized    Distributions  Distributions                                         Ratio of
              Value     Investment       and         from Net     from Realized   Net Asset               Net Assets   Expenses to
            Beginning    Income /     Unrealized    Investment       Capital      Value End     Total       End of       Average
   Year     of Period     (Loss)    Gains/(Losses)  Income (3)        Gains       of Period    Return    Period (000)  Net Assets
   ----     ---------     ------    --------------  ----------        -----       ---------    ------    ------------  ----------
------------------------------------
Emerging Markets Debt Fund (1)
------------------------------------

1997*         $ 13.61     $ 0.03       $ (1.69)         $ -            $ -        $ 11.95    (12.20)%       $ 132      1.50%


                                         Ratio of Net
                             Ratio of     Investment
                             Expenses    Income (Loss)
            Ratio of Net    to Average    to Average
             Investment     Net Assets    Net Assets
            Income (Loss)   (Excluding    (Excluding    Portfolio
             to Average      Expense        Expense     Turnover
   Year      Net Assets    Limitations)  Limitations)     Rate
   ----      ----------    ------------  ------------     ----
------------------------------
Emerging Markets Debt Fund (1)
------------------------------

1997            18.65%          1.71%        18.44%        472%

--------------------------------------------------------------------------------

(1) Service Shares of the Emerging Markets Debt Fund commenced operation on 10/23/97.
* All ratios, excluding total return and portfolio turnover rate for the period, are annualized.

--------------------------------------------------------------------------------
                                   Page -7-

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For an Institutional  Share Outstanding Throughout Each Period Ended October 31


                                                          Net
                  Net Asset            Net             Realized          Distributions        Distributions
                    Value          Investment             and              from Net           from Realized        Net Asset
                  Beginning         Income /          Unrealized          Investment             Capital           Value End
     Year         of Period          (Loss)         Gains/(Losses)        Income (3)              Gains            of Period
     ----         ---------          ------         --------------        ----------              -----            ---------
--------------------------------------------------
Global Fixed Income Fund
--------------------------------------------------

1997                $ 11.26           $ 0.35             $ 0.01             $ (0.50)             $ (0.28)           $ 10.84
1996                $ 10.99           $ 0.59             $ 0.12             $ (0.37)             $ (0.07)           $ 11.26
1995                $  9.85           $ 0.35             $ 0.99             $ (0.20)                -               $ 10.99
1994  (1)*          $ 10.00           $ 0.25             $(0.40)               -                    -               $  9.85

--------------------------------------------------
International Fixed Income Fund
--------------------------------------------------

1997                $ 11.30           $ 0.20            $ (0.11)            $ (0.64)             $ (0.59)           $ 10.16
1996                $ 11.34           $ 0.86            $ (0.12)            $ (0.66)             $ (0.12)           $ 11.30
1995                $  9.94           $ 0.42            $  1.03             $ (0.05)                -               $ 11.34
1994  (2)*          $ 10.00           $ 0.29            $ (0.35)               -                    -               $  9.94


                                                                                                       Ratio of Net
                                                                                      Ratio of          Investment
                                                                                      Expenses         Income (Loss)
                                                                  Ratio of Net       to Average         to Average
                                                  Ratio of        Investment         Net Assets         Net Assets
                               Net Assets        Expenses to      Income (Loss)     (Excluding         (Excluding         Portfolio
               Total            End of            Average         to Average         Expense             Expense           Turnover
     Year      Return        Period (000)        Net Assets       Net Assets       Limitations)         Limitations)        Rate
     ----      ------        ------------        ----------       ----------       ------------         ------------        ----

--------------------------------------------------
Global Fixed Income Fund
--------------------------------------------------

1997          3.34%          $  92,180           0.65%            5.30%               0.77%               5.18%              179%
1996          6.60%          $ 149,917           0.75%            5.39%               0.79%               5.35%              223%
1995         13.88%          $ 139,337           0.78%            5.61%               0.87%               5.52%              147%
1994 (1)*    (1.50)%         $  53,915           0.85%            5.71%               1.28%               5.28%              173%

--------------------------------------------------
International Fixed Income Fund
--------------------------------------------------

1997          0.82%          $ 27,937            0.65%            5.00%               1.06%               4.59%              174%
1996          6.82%          $ 21,155            0.75%            5.41%               1.03%               5.13%              235%
1995         14.66%          $ 27,603            0.78%            5.51%               1.15%               5.14%              187%
1994 (2)*    (0.60)%         $ 15,238            0.85%            5.66%               1.42%               5.09%              130%



--------------------------------------------------------------------------------
(1) Global Fixed Income Fund commenced operations on 1/3/94.
(2) International Fixed Income Fund commenced operations on 3/15/94.
(3) Distributions from net investment income include distributions of certain foreign currency gains and losses
* All ratios, excluding total return and portfolio turnover rate for the period, are annualized.

--------------------------------------------------------------------------------
                                   Page -8-

                            INTRODUCTION TO THE FUNDS


         Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding investment portfolios of the Trust that focus on U.S. investments (the "Domestic Funds") and international equity investments (the "International Equity Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

         Under normal market conditions, the Funds will invest primarily in foreign fixed income securities. Investing primarily in foreign fixed income securities and across international borders presents growth opportunities and potentially higher returns than could be achieved by investing solely in the United States. International investing permits participation in the economies of countries with business cycles and stock and bond market performance often different from that in the United States and, with more than one-half of the world's stock and bond market value outside the United States, it can help broaden the investments of a portfolio otherwise solely invested in domestic securities. International investments also involve certain risks not normally associated with domestic investments. The Funds are designed for long-term investors comfortable with the special risk and return characteristics of investing internationally. See "Description of Securities and Investment Techniques and Related Risks."


         MGIS, which is a fully owned subsidiary of London-based Morgan Grenfell Asset Management, serves as the investment adviser to each of the Funds. Morgan Grenfell Asset Management has been managing international investments for over thirty years and now has over US$15.5 billion of assets under management. Within the Morgan Grenfell Asset Management group, MGIS has specialized in delivering international investment management services to U.S. investors in both fixed income and equity markets.


         This prospectus relates solely to service shares of the Funds. Service shares may be purchased through financial planners, investment advisers, broker-dealers and other institutions ("Service Organizations"). Some Service Organizations may provide omnibus accounting services for groups of individuals who beneficially own the service shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401 (k) plans, 457 plans and 403
(b) plans) and programs through which Service Organizations provide personal and/or account maintenance services to groups of individuals, whether or not such individuals invest on a tax-deferred basis. Investors may only purchase service shares through Service Organizations. See "Purchase of Service Shares" for further information.

         The Funds offer another class of shares (institutional shares), which is subject to different expenses and therefore has different performance than service shares. Information regarding institutional shares may be obtained by calling 1-800-550-6426. As described below under "Management of Funds -- Service Plans", all or a portion of a Fund's outstanding service shares will be converted to institutional shares of the same Fund under certain circumstances.

Investment Focus and Non-Diversification

         Emerging Markets Debt Fund and Emerging Local Currency Debt Fund seek to attain their objectives by focusing on what are, in the Adviser's view, the most promising markets and companies in the world's rapidly developing countries. While emerging markets are highly volatile and subject to change with political or economic developments, they offer the opportunity for substantial growth. In contrast to Emerging Markets Debt Fund, Core Global Fixed Income Fund, Global Fixed Income Fund and International Fixed Income Fund may spread their investments across world markets.

--------------------------------------------------------------------------------
                                    Page -9-

         Each of the Funds is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than a more diversified mutual fund to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks--Diversification." There can be no assurance that a Fund will achieve its investment objective.

Selection of Portfolio Securities

         Fixed income securities in which the Funds may invest include U.S. and foreign government securities and corporate fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In managing the Funds, the Adviser uses a top-down approach which gives primary emphasis to the relative attractiveness of bond markets and currencies. Markets are selected after consideration is given to their risk and return outlook under various economic scenarios. Currencies are evaluated separately, and the underlying currency mix of each Fund's position in fixed income securities generally is designed to enhance returns during periods of relative U.S. dollar weakness and to protect return during periods of relative U.S. dollar strength. These investment decisions require consideration of macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The Adviser also considers the characteristics of individual securities and issuers.

         The fixed income securities in which each Fund may invest may have stated maturities ranging from overnight to 1000 years. Each Fund's weighted average maturity will vary based upon the Adviser's assessment of economic and market conditions.


Investment Techniques and Risk Factors


         Foreign Securities. Investing in the securities of foreign issuers and of companies whose securities are principally traded outside the United States involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. For example, in many foreign countries, securities markets are less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. Also, in many foreign countries, there is less publicly available information about foreign issuers. Moreover, the value of the securities of foreign issuers held in a Fund's portfolio will be affected by changes in currency exchange rates, which may be incurred due to either changes in securities prices expressed in local currencies or due to movements in exchange rates, or both. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Foreign Currency Transactions. To attempt to manage exposure to fluctuations in currency exchange rates and, in some circumstances, to seek to profit from exchange rate fluctuations, each Fund may employ certain currency management techniques, including forward foreign currency exchange contracts, options and futures on currencies and currency swaps. In addition, each Fund may also employ a variety of active investment management techniques, including entering into options, futures, options on futures, interest rate swaps and when-issued and forward commitment transactions in order to hedge its positions against potential adverse changes in future foreign currency exchange rates and for non-hedging purposes. Whether for hedging or non-hedging purposes, the use of these techniques entails special risks. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

         Fixed Income Securities. The net asset value of the shares of the Funds will change in response to fluctuations in interest rates and in currency exchange rates. When interest rates decline, the value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities generally can be expected to decline. The performance of investments in fixed income securities denominated in a foreign currency generally can be expected to increase when the value of the foreign currency appreciates. A rise in foreign interest rates or a

--------------------------------------------------------------------------------
                                   Page -10-
decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund's investments in securities denominated in a foreign currency. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

         Lower Quality Fixed Income Securities. The Emerging Markets Debt Fund, the Emerging Local Currency Debt Fund and, to a lesser extent, the Global Fixed Income Fund may invest in fixed income securities which are unrated or rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Securities rated BB or Ba or below (or comparable unrated securities) are considered speculative, and payments of principal and interest thereon may be questionable. In some cases, these securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." A chart showing the distribution of Emerging Markets Debt Fund's assets across the various ratings categories is set forth in Appendix A.

         Temporary Defensive Investments. When market conditions warrant, in the judgment of the Adviser, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. or, subject to tax requirements, Canadian dollars, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities) and commercial paper of U.S. or foreign issuers, cash equivalents and certain high grade fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Temporary Defensive Investments."


         Year 2000 Compliance. Certain management and shareholder account services provided to the Funds and their shareholders depend on the proper functioning of computer systems. Many computer systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. If left uncorrected, this software flaw could have an adverse effect on the handling of security trades and pricing and shareholder account services. The Adviser and the Trust's administrator, principal underwriter, transfer agent and custodian have been actively working on necessary changes to their computer systems to deal with the year 2000. Although there can be no assurance that these systems will be properly adapted in time for that event, the management of the Trust expects that they will be.


                       INVESTMENT OBJECTIVES AND POLICIES


Core Global Fixed Income Fund

The investment objective of the Core Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and high grade fixed income securities of U.S. and foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be

--------------------------------------------------------------------------------
                                   Page -11-
of comparable quality by the Adviser. The Fund may also invest in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A to this Prospectus for a description of the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries, See "Description of Securities and Investment Techniques and Related Risks-Country Investing". Up to 35% of the Fund's total assets may be invested in cash equivalents.



Global Fixed Income Fund

The investment objective of the Global Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries, which may include: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Japan, Australia and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other countries.

The fixed income securities in which the Fund invests consist primarily of debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities; U.S. Government securities and fixed income securities of U.S. and foreign corporate issuers. Most of the Fund's investments in fixed income securities generally will be in securities rated within the four highest grades by Moody's (Aaa, Aa, A and Baa), Standard & Poor's (AAA, AA, A and BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. However, the Fund may invest up to 15% of its total assets in fixed income securities rated below these levels or, if unrated, determined to be of comparable quality by the Adviser, including securities of issuers in emerging markets. These securities, which are known as below investment grade securities, involve greater price volatility and risk of loss of principal and income than investment grade securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A to this Prospectus for a description of the various ratings categories.


The Fund may invest more than 25% of its total assets in each of Japan, the United States, Germany and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries, See "Description of ecurities and Investment Techniques and Related Risks--Country Investing". Up to 35% of the Fund's total assets may be invested in cash equivalents.



International Fixed Income Fund

         The investment objective of the International Fixed Income Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers in at least three countries other than the United States, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom,

--------------------------------------------------------------------------------
                                   Page -12-

Canada, Japan, Australia, and New Zealand. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers located in other foreign countries.

         The fixed income securities in which the Fund invests consist primarily of high grade debt obligations of foreign governments or their agencies, instrumentalities, political subdivisions and authorities; debt obligations issued or guaranteed by international or supranational entities and high grade fixed income securities of foreign corporate issuers. High grade securities include securities rated within the three highest grades by Moody's (Aaa, Aa and A), Standard & Poor's (AAA, AA and A) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 10% of its total assets in governmental and corporate fixed income securities that are rated in the fourth highest grade by Moody's (Baa), Standard & Poor's (BBB) or comparable rating agency or, if unrated, determined to be of comparable quality by the Adviser. Securities rated in the fourth highest grade by any of the major rating agencies have speculative characteristics. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities" for a description of these risks and Appendix A attached to this Prospectus for a description of the various ratings categories.


         The Fund may invest more than 25% of its total assets in each of Germany, France, Japan, Italy and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks-Country Investing".


         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Emerging Markets Debt Fund

         The investment objective of the Emerging Markets Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in fixed income securities of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazahkstan, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in fixed income securities of issuers in other countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."

         Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) loans, debt instruments and fixed income securities issued or guaranteed by sovereign governments or their agencies and instrumentalities, (ii) sub-participations in such loans, debt instruments and fixed income securities and (iii) financial instruments, such as forward contracts and call options, the value of which are dependent on the prices of such loans, debt instruments and fixed income securities. The loans and debt instruments in which the Fund may invest may be denominated in a major currency, such as the U.S. dollar or the German Deutschemark, or in the local currency. The price of loans and debt instruments denominated in a local currency may be linked to the value of a major currency. The Fund's investments may include so-called "Brady Bonds," which recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Panama, Poland, Philippines, Uruguay and Venezuela, as well as non-performing or semi-

--------------------------------------------------------------------------------
                                   Page -13-
performing instruments with potential to be converted into securities under a Brady plan or otherwise to appreciate in value as debt servicing prospects improve. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." The Fund's investments in emerging securities markets may also include fixed income securities of companies located in countries with emerging securities markets.

         Fixed income securities in which the Fund may invest may be of any credit quality, including securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Fixed income securities having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality fixed income securities, see "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." See Appendix A to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's and a chart showing the distribution of the Fund's assets across the various ratings categories.


         The Fund may invest more than 25% of its total assets in each of Mexico and Brazil. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks-Country Investing."


         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government.

Emerging Local Currency Debt Fund


         The investment objective of the Emerging Local Currency Debt Fund is to maximize total return. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in local currency-denominated debt instruments of issuers located in countries with emerging securities markets, including Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Croatia, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Russia, South Africa, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in instruments in other currencies of countries that have emerging securities markets. Investments in emerging securities markets may offer greater opportunities for total return than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."


         In making investments for the Fund, the Adviser will give primary emphasis to the relative attractiveness of the local currencies in which the investments are denominated. Accordingly, the Fund will not generally attempt to hedge foreign currency exchange rate risks associated with positions it takes in such investments. The Fund may use forward foreign currency exchange contracts, options, futures, swaps, interest rate caps and floors and when-issued and forward commitment transactions for non-hedging and hedging purposes. However, because the Fund generally will not use these techniques to attempt to hedge currency exchange rate risks, the Fund's return may be more dependent on the Adviser's judgment as to the relative attractiveness of the local currencies in which the Fund's investments are denominated.

         Under normal market conditions, the Fund's investments in emerging securities markets will consist principally of (i) debt instruments and fixed income securities issued or guaranteed by sovereign governments or their agencies and instrumentalities, and (ii) financial instruments, such as call options, the value of which are dependent on the prices of such debt instruments and fixed income securities. The Fund's investments in emerging securities markets may also include fixed income securities of non-

--------------------------------------------------------------------------------
                                   Page -14-
governmental issuers located in countries with emerging securities markets and fixed deposits denominated in foreign currencies.

         The securities in which the Fund may invest may be of any credit quality, including securities no paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. Bonds having low credit quality involve greater price volatility and risk of loss of principal and income. For a description of these and other risks of investing in lower quality bonds, see "Description of Securities and Other Investment Techniques and Related Risk--Fixed Income Securities." See Appendix A to this Prospectus for a description of the various ratings categories of Moody's and Standard & Poor's.


         The Fund may invest more than 25% of its total assets in Mexico. Investing in Mexico to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in this country. See "Description of Securities and Investment Techniques and Related Risks-Country Investing."


         Up to 35% of the Fund's total assets may be invested in fixed income securities issued or guaranteed by the U.S. Government or its agenciies or instrumentalities, and in short-dated investments with commercial banks denominated in U.S. Dollars.


      DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS


Foreign Securities

         General. Subject to their respective investment objectives and policies, the Funds may invest in U.S. dollar-denominated and non-dollar denominated foreign fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

         To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.

         Investments in Emerging Markets. Each of the Funds may invest to

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                                   Page -15-
varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.

         Country Concentration. Each Fund may concentrate its investments in one or more foreign countries. Concentration of a Fund's investments in a particular country will subject the Fund, to a greater extent than if its investments in such country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that country.

Currency Management Techniques

         General. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.

         In an attempt to manage exposure to currency exchange rate fluctuations, each Fund may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. See "Forward Foreign Currency Transactions," "Interest Rate and Currency Swaps," "Options" and "Futures and Options on Futures" below. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency

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                                   Page -16-
management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

         Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located. For example, Emerging Markets Debt Fund often purchases foreign securities that are denominated in U.S. dollars. The Funds may also invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain member countries of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in their relative values. In addition, the Funds may invest in securities denominated in other currency "baskets."

         Forward Foreign Currency Transactions. Each of the Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies. A Fund may purchase or sell forward currency contracts for hedging purposes except that the Emerging Local Currency Debt Fund generally does not expect to do so. Each Fund may also purchase or sell forward currency contracts for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio. When purchased or sold for non-hedging purposes, forward currency contracts are speculative.

         Each Fund may enter into forward currency contracts to purchase foreign currency to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. A Fund may enter into contracts to sell foreign currency to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

         A Fund may sell U.S. dollars and buy foreign currency forward in order to gain exposure to a currency which is expected to appreciate against the U.S. dollar. This speculative strategy allows a Fund to benefit from currency appreciation potential without requiring it to purchase a local fixed income instrument, for which prospects may be relatively unattractive. It is the Adviser's intention that each Fund's net U.S. dollar currency exposure generally will not fall below zero (i.e., that net short positions in the U.S. dollar generally will not be taken).

         If a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the forward currency contract generally will not have a term greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

         When a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid securities in a segregated account, which will be marked to market daily, in an amount equal to the value of the total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that

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                                   Page -17-
the value of the account will equal the amount of the Fund's commitment with respect to the contract.

         Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

         Each Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. For example, a Fund wishing to acquire a particular security that is denominated in French Francs, but wishing to seek exposure to a second currency and not the Franc, may simultaneously enter into a forward contract to sell an equivalent value of Francs in exchange for such foreign currency. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on (a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

         There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

         Cross-Hedging. At the discretion of the Adviser, each of the Funds may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different foreign currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to appreciate.

         For a description of the Funds' transactions in currency options, futures and swaps, see "Options--Currency Options," "Futures Contracts and Options on Futures Contracts" and "Interest Rate and Currency Swaps."

Options

         Written Options. The Funds may write (sell) covered put and call options on fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the

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                                   Page -18-

Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

         Purchased Options. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

         Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

         Yield Curve Options. The Funds may enter into options on the yield spread, or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Currency Options. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

Futures Contracts and Options on Futures Contracts

         When deemed advisable by the Adviser, each of the Funds may enter into financial futures contracts and purchase and write options on futures contracts to attempt to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or

--------------------------------------------------------------------------------
                                   Page -19-
currencies, require the Funds to segregate assets with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Forward Foreign Currency Exchange Contracts, Options, Futures Contracts and Options on Futures Contracts

         Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.

         The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

         Except as set forth above under "Futures Contracts and Options on Futures Contracts" there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information.

Fixed Income Securities

         General. In order to achieve their respective investment objectives, the Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. In periods of declining interest rates, a Fund's yield (its income from portfolio investments over a stated period of time) may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to each Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. The Funds may invest up to 5% of their net assets in inverse floating rate securities, which have greater volatility risk than ordinary fixed income securities.

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                                   Page -20-

         Risk Factors of Lower Quality Securities. The Emerging Markets Debt Fund and the Emerging Local Currency Debt Fund may invest without limit in rated and unrated fixed income securities of any credit quality, including securities in default. In addition, the Global Fixed Income Fund may invest up to 15% of its total assets in fixed income securities that are rated below Baa by Moody's or BBB by Standard & Poor's or, if unrated, determined to be of comparable quality by the Adviser. Securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's and comparable unrated securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time. See "Taxes" in the Statement of Additional Information for special tax considerations associated with investing in high yield bonds structured as zero coupon, payment-in-kind, or increasing rate securities.

         Lower quality fixed income securities will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult under certain adverse market conditions to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

          If a fixed income security that, at the time of purchase, satisfied a Fund's minimum rating critiria (if any) is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. The International Fixed Income Fund will not continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

         Foreign Government Securities. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. For a description of the risks associated with all investments in foreign securities, see "Foreign Securities" above.

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                                   Page -21-

         The Emerging Markets Debt Fund may also invest in so-called "Brady Bonds." The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

         Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Equador, Jordan, Mexico, Nigeria, Panama, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest proportion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of November 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

         Registered Loans. The Emerging Markets Debt Fund may invest in loan obligations issued or guaranteed by sovereign governments or their agencies and instrumentalities. The ownership of these loans is registered in the books of an agent bank and/or the borrower and transfers of ownership are effected by assignment agreements. Documentation for these assignments includes a signed notice of assignment, which is sent to the agent and/or borrower for registration shortly after the execution of the assignment agreement. Prior to the notice of assignment being registered with the agent and/or borrower, the borrower or its agent will make any payments of principal and interest to the

--------------------------------------------------------------------------------
                                   Page -22-
last registered owner.

         Given the volume of secondary market trading in registered loans, the agent and/or borrower's books may be out of date, making it difficult for the Fund to establish independently whether the seller of a registered loan is the owner of the loan. For this reason, the Fund will require a contractual warranty from the seller to this effect. In addition, to assure the Fund's ability to receive principal and interest owed to it but paid to a prior holder because of delays in registration, the Fund will purchase registered loans only from parties that agree to pay the amount of such principal and interest to the Fund upon demand after the borrower's payment of such principal and interest to any prior holder has been established.

         Generally, registered loans trade in the secondary market with interest (i.e., the right to accrued but unpaid interest is transferred to purchasers). Occasionally, however, the Fund may sell a registered loan and retain the right to such interest ("sell a loan without interest"). To assure the Fund's ability to receive such interest, the Fund will make such sales only to parties that agree to pay the amount of such interest to the Fund upon demand after the borrower's payment of such interest to any subsequent holder of the loan has been established. In this rare situation, the Fund's ability to receive such interest (and, therefore, the value of shareholders' investments in the Fund attributable to such interest) will depend on the creditworthiness of both the borrower and the party who purchased the loan from the Fund.

         To further assure the Fund's ability to receive interest and principal on registered loans, the Fund will only purchase registered loans from, and sell loans without interest to, parties determined to be creditworthy by the Adviser. For purposes of the Fund's issuer diversification and industry concentration policies, the Fund will treat the underlying borrower of a registered loan as an issuer of that loan. Where the Fund sells a loan without interest, it will treat both the borrower and the purchaser of the loan as issuers for purposes of this policy.

         U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

         The Funds may also invest in separately traded principal and interest components of U. S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

         Custodial Receipts. Each Fund may acquire custodial receipts which are typically issued by a custodian bank or investment brokerage firm. These receipts represent unmatured interest coupons that have been separated ("stripped") by a custodian bank or investment brokerage firm, and evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

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                                   Page -23-

Mortgage-Backed and Asset-Backed Securities

         The Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These include collateralized mortgage obligations ("CMOs") and various "stripped" mortgage-backed securities ("SMBS"). CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and final maturity date. Principal payments may be made to the various classes in either a sequential order or simultaneously. SMBS typically are issued in two classes, with one receiving only interest payments from a pool of mortgage loans ("IOs") and the other receiving only principal payments ("POs"). The Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

         Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Interest Rate, Mortgage and Currency Swaps and Interest Rate Caps and Floors

         The Funds may enter into interest rate, mortgage and currency swaps for hedging and non-hedging purposes. The Funds may also enter into other types of interest rate swap arrangements such as caps and floors. A Fund will typically use interest rate swaps to adjust the effective duration of its portfolio, to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a future date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. In a typical cap or floor arrangement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. Since interest rate and currency swaps and interest rate caps and floors are individually negotiated, the Funds would enter into such arrangements in the expectation of achieving an acceptable degree of correlation between their hedged portfolio investments and their interest rate and currency swap positions.

         The Funds will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of

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                                   Page -24-
securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, mortgage swap, and interest rate caps and floors, will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account, which will be marked to market daily, by the Fund's custodian. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will segregate, in an account maintained by the Fund's custodian, an amount of cash or liquid securities having an aggregate net asset value equal to the entire amount of the Fund's obligation in a currency swap.

         The use of interest rate, mortgage and currency swaps and interest rate caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of a Fund may be less favorable than it would have been if these investment techniques were not used.

Convertible Securities and Preferred Stocks

         Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

Diversification

         Each of the Funds is "non-diversified" under the 1940 Act. Accordingly, they are subject only to certain federal tax diversification requirements and to the policies adopted by the Adviser. With respect to 50% of its total assets, each Fund may invest up to 25% of its total assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) nor acquire more than 10% of the outstanding voting securities of any issuer. These federal tax diversification requirements apply only at taxable quarter-ends and are subject to certain qualifications and exceptions. To the extent that a Fund does not meet standards for being "diversified" under the 1940 Act, it

--------------------------------------------------------------------------------
                                   Page -25-
will be more susceptible to developments affecting any single issuer of portfolio securities.

Temporary Defensive Investments

         For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

         Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

Additional Investment Technique

         Mortgage Dollar Rolls. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

         When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

         Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults

--------------------------------------------------------------------------------
                                   Page -26-
on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$100 million (or its foreign currency equivalent).

         Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

         Illiquid Securities. Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.

         Lending Securities. For the purpose of realizing income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Trustees (or the Adviser) are required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.

         Other Investment Companies. Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.


                        ADDITIONAL INVESTMENT INFORMATION


Investment Restrictions

         Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval.

         Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

         The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for

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                                   Page -27-
selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The Funds generally purchase and sell foreign securities in foreign countries, since the best available market for foreign securities is often on foreign markets. In transactions on foreign markets, brokerage commissions generally are fixed and are often higher than in the United States where commissions are negotiated. In the over-the-counter markets, securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

         The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to this requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

         Pursuant to procedures established by the Trustees, subject to applicable regulations, and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with brokers with whom it or the Distributor is affiliated. No Fund will effect principal transactions with an affiliated broker or dealer.

Portfolio Turnover

         It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Funds will be approximately 200% or higher. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. However, these costs generally are lower for funds that invest in fixed income securities than for funds that invest in equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income). See "Financial Highlights" for each Fund's portfolio turnover rate for the fiscal year ended October 31, 1997.


                             MANAGEMENT OF THE FUNDS


         The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser


         MGIS, located at 20 Finsbury Circus, London, England, acts as investment adviser to each Fund pursuant to the terms of investment advisory contracts between the Trust, on behalf of each Fund, and MGIS (the "Advisory Contracts"). MGIS is registered as an investment adviser with the Commission and provides a full range of international investment advisory services to institutional clients. All of the outstanding voting stock of MGIS is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 1997, MGIS managed approximately $15.5 billion in assets.


         Under its Advisory Contracts with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is

--------------------------------------------------------------------------------
                                   Page -28-
entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                                  Annual Rate
                                                                  -----------
Morgan Grenfell Core Global Fixed Income Fund                        0.50%
Morgan Grenfell Global Fixed Income Fund                             0.50%
Morgan Grenfell International Fixed Income Fund                      0.50%
Morgan Grenfell Emerging Markets Debt Fund                           1.00%
Morgan Grenfell Emerging Local Currency Debt Fund                    0.60%


         As further described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses of each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets. For the fiscal period ended October 31, 1997, this voluntary agreement was in effect, and Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund paid advisory fees equal to 0.38%, 0.09% and 0.99% of their respective average daily net assets during such period.


         Each Fund is managed by a team of MGIS investment professionals with expertise in the region(s) and types of investments in which the Fund invests. For a description of the business experience and other credentials of each investment professional involved in managing the Funds' portfolios, see Appendix B to this Prospectus.

         The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contracts. The expenses borne by each Fund include service fees, the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees.

Service Plans

         The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to service shares. Service fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in service shares. Service Organizations that are fiduciaries or parties in interest to Omnibus Accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA) should consult with their legal advisers regarding the receipt of service fees. See the Statement of Additional Information for further information.

        In the event that an agreement between a Service Organization and the Trust expires or is terminated, service shares beneficially owned by customers of such Service Organization will convert automatically to institutional shares of the same Fund. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved. Information regarding institutional shares of the Trust may be obtained by calling 1-800-550-6426.

Administrator and Distributor

         The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space,

--------------------------------------------------------------------------------
                                   Page -29-
equipment and personnel to perform administrative and clerical functions.


         Pursuant to the Administration Agreement, SEI Financial Management receives from all series of the Trust and other funds advised by Morgan Grenfell Capital Management, Inc. an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such funds:

               0.10% of aggregate net assets up to $1 billion
               0.07% of the next $500 million of aggregate net assets 0.05% of the next $1 billion of aggregate net assets 0.04% of aggregate net assets exceeding $2.5 billion

         Each Fund that offers its shares pays the Administrator a minimum annual fee that currently equals $60,000.


         SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of service shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of service shares of the Funds.

Custodian and Transfer Agent

         The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern Trust" or the "Custodian"), pursuant to which Northern Trust serves as custodian of the Funds' assets. The Custodian is located at Fifty South LaSalle Street, Chicago, Illinois 60675.

         DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City, Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' service shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

         Additional information regarding the services performed by Service Organizations, the Administrator, the Distributor, the Custodian and the Transfer Agent is provided in the Statement of Additional Information.


                           PURCHASE OF SERVICE SHARES


         In order to make an initial investment in service shares of a Fund, an investor must establish an account with a Service Organization. Investors may invest in service shares through an Omnibus Account maintained by their Service Organization. Alternatively, investors may invest in service shares by establishing a shareholder account with the Trust (in addition to the account with their Service Organization). Investors who invest through Omnibus Accounts may be subject to minimums established by their Service Organizations for initial and subsequent investments. Unless waived by the Trust, the minimum initial investment for Omnibus Accounts and investors who establish shareholder accounts with the Trust in each Fund is $250,000.

         Investors who invest through Omnibus Accounts should submit purchase orders to their Service Organization. Investors who establish shareholder accounts with the Trust should submit purchase orders to the Transfer Agent as described below. Service Shares of any Fund may be purchased by an investor on any Business Day at the net asset value next determined after receipt of the investor's order in good order by the investor's Service Organization or by the Transfer Agent, as the case may be. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who invests through an Omnibus Account, the investor's Service Organization must receive the investor's order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such investors' purchase

--------------------------------------------------------------------------------
                                   Page -30-
orders to the Transfer Agent. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase order before the close of regular trading on the NYSE for the investor to receive that day's net asset value.

         There is no sales charge in connection with purchases of service shares. Investors may be subject to transaction and/or account maintenance fees imposed by their Service Organizations (no part of which will be received by the Trust or the Adviser). Any such fees will be payable directly by the investor, and not by the Fund. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of service shares. The Trust does not issue share certificates.

         For investors who invest through Omnibus Accounts, payment for initial and subsequent purchases of service shares should be made to the investors' Service Organizations. These investors should contact their Service Organizations for further details on how to purchase service shares. For investors who have shareholder accounts with the Trust, payment for initial and subsequent shares should be made by mail or wire as described below.

Purchases by Mail

         Service shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund to:

By Regular Mail:                            By Overnight Mail:

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O Box 419165                              c/o DST Systems, Inc.
Kansas City, MO 64141-6165                  (SEI Division CT-7)
                                            1004 Baltimore
                                            Kansas City, MO 64105

         Third party checks, credit card checks and cash will not be accepted.

         Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

Purchases by Wire

         Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase service shares of any Fund by requesting their bank to transmit funds by wire to:

                           United Missouri Bank, N.A.
                           ABA No. 10-10-00695
                           For:  Account Number 98-7052-395-7
                           Further Credit:  [appropriate Fund name]

           The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

         Initial Purchases: Before making an initial investment in service shares by wire, an investor must first telephone 1-800-407-7301 to be assigned a wire account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, social security or other taxpayer identification number, and address must be specified in the wire. In addition, investors making initial investments by

--------------------------------------------------------------------------------
                                   Page -31-
wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

By Regular Mail:                            By Overnight Mail:

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O Box 419165                              c/o DST Systems, Inc.
Kansas City, MO 64141-6165                  (SEI Division CT-7)
                                            1004 Baltimore
                                            Kansas City, MO 64105

         Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders

         Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. Shareholders should contact their Service Organizations for information regarding the Funds. Also, shareholders who have shareholder accounts with the Trust may contact Morgan Grenfell Investment Trust for account information by calling 1-800-550-6426 or by writing to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

Exchange Privilege

         A shareholder may exchange service shares of a Fund for service shares of a Domestic Fund or International Equity Fund, subject, in the case of shareholders who invest through Omnibus Accounts, to any restrictions imposed by the Service Organizations that maintain such accounts. A shareholder should obtain and read the prospectus relating to service shares of a Domestic Fund or International Equity Fund and consider its investment objective, policies and fees before making an exchange into that fund. Exchanges will be permitted only in those states in which service shares of the relevant fund is available for sale. The Funds reserve the right to refuse any exchange request.

         If a shareholder who has a shareholder account with the Trust elects the telephone exchange privilege on the Account Application, the shareholder may exchange service shares in its account in one Fund for service shares in any other Fund described in this Prospectus by telephone (by calling 1-800-407-7301), as long as all accounts are identically registered. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may exchange service shares in one Fund for service shares of any other Fund or Domestic Fund or International Equity Fund by telephone, unless they indicate otherwise in writing to the Trust. For shareholders who have shareholder accounts with the Trust, the Transfer Agent must receive the shareholder's exchange request in proper order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) for the investor to receive that day's net asset values. Service Organizations are responsible for promptly forwarding such investors' exchange requests to the Transfer Agent. For an investor who establishes a shareholder account with the Trust, the Transfer Agent must receive the investor's exchange request before the close of regular trading on the NYSE for the investor to receive that day's net asset values.

         Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request.

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                                   Page -32-

         An exchange is treated as a sale of the service shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes. Investors will receive 60 days' written notice prior to any change in a Fund's exchange procedures.


                          REDEMPTION OF SERVICE SHARES

How To Redeem


         A shareholder may redeem service shares of a Fund without charge upon request on any Business Day at the net asset value next determined after receipt of the shareholder's redemption request by the shareholder's Service Organization (as long as the Service Organization promptly forwards the shareholder's redemption request to the Transfer Agent) or, in the case of shareholders who have shareholder accounts with the Trust, by the Transfer Agent. For a shareholder who invests through an Omnibus Account, the shareholder's Service Organization must receive the shareholder's redemption request before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) and promptly forward such request to the Transfer Agent for the investor to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such investors' redemption requests to the Transfer Agent. For a shareholder who has a shareholder account with the Trust, the Transfer Agent must receive the shareholder's redemption request before the close of regular trading on the NYSE for the shareholder to receive that day's net asset value.


         A shareholder who has a shareholder account with the Trust may request redemptions by telephone (by calling 1-800-407-7301) if the optional telephone redemption privilege is elected on the Account Application. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may redeem service shares by telephone, unless they indicate otherwise in writing to the Trust. Alternatively, Service Organizations and shareholders who have accounts with the Trust may submit redemption requests in writing. A written redemption request must specify the number of shares to be redeemed, the Fund from which service shares are being redeemed, the shareholder's or Omnibus Account's account number with the Trust, payment instructions and the exact registration of the Account and should be forwarded to the Transfer Agent at:

By Regular Mail:                            By Overnight Mail:

Morgan Grenfell Investment Trust            Morgan Grenfell Investment Trust
P.O Box 419165                              c/o DST Systems, Inc.
Kansas City, MO 64141-6165                  (SEI Division CT-7)
                                            1004 Baltimore
                                            Kansas City, MO 64105

Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds".

         In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Funds nor their agents will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

Payment of Redemption Proceeds

         For shareholders having accounts with the Trust, redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For shareholders who

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                                   Page -33-
invest through Omnibus Accounts, redemption proceeds ordinarily will be wired to the Service Organization that maintains the Account, unless payment by check has been requested. Normally, redemption proceeds will be wired within no more than seven days after the Transfer Agent receives the appropriate redemption request documents, including any additional documentation that may be required in order to establish that a redemption request has been properly authorized. Frequently, redemption proceeds will be wired on the next Business Day after the Transfer Agent's receipt of such documents. In addition, the payment of redemption proceeds for service shares of a Fund recently purchased by check will be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or Service Organization's or shareholder's bank in the transfer process. If a problem with such performance arises, the Service Organization or shareholder should deal directly with such intermediaries or bank.

         Service Organizations whose customers invest through Omnibus Accounts and shareholders who have accounts with the Trust may request that the Trust make redemption payments by Federal Reserve Wire or Automated Clearing House
(ACH) wire. Redemption payments by Federal Reserve wire cannot be made on Federal holidays restricting wire transfers. There is no charge for ACH wire transactions; however, such transactions will not be posted to a Service Organization's or shareholder's bank account until the second Business Day following the transaction.

         A Service Organization or a shareholder who has an account with the Trust may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the Service Organization or such shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

         If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."

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                                   Page -34-

                                 NET ASSET VALUE


         The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund attributable to such class, subtracting liabilities (including accrued expenses and dividends payable) attributable to such class and dividing the result by the total number of outstanding Fund shares of such class.

         For purposes of calculating net asset value, debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

         Certain portfolio securities held by each Fund are listed on foreign exchanges which trade at times and on days when the NYSE is closed. As a result, the net asset value of each class of any such Fund may be significantly affected by such trading at times and on days when shareholders have no ability to redeem shares of the Fund.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fund also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed. From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional service shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

         Each Fund is treated as a separate entity for federal income tax purposes and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed

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                                   Page -35-
to its shareholders in accordance with certain timing and other requirements of the Code.

         Dividends paid by a Fund from its net investment income, including original issue discount and market discount income, certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as capital gain regardless of how long the shareholder has held its shares. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending on the dates on which the gains are recognized and the applicable Fund's holding period for the assets that produce the gains. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes and foreign taxes, if any, passed through to shareholders, as described below.

         Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute for Form W-8 is on file, to backup withholding on certain other payments from a Fund.

           Because each Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). In any year in which any of the Funds qualifies, it may make an election that would generally permit its shareholders to take a credit or a deduction for their proportionate shares of qualified foreign taxes paid by such Fund, subject to applicable holding period requirements and other restrictions or limitations under the Code. Each such shareholder would then treat as additional income (in addition to actual dividends and distributions) his or her proportionate share of the amount of qualified foreign taxes paid by such Fund. For some years, a Fund may be unable or may not elect to pass such taxes and foreign tax credits and deductions with respect to such taxes through to its shareholders.

         Investors should consider the tax implications of buying service shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

         Redemptions and exchanges of service shares are taxable events for shareholders that are subject to tax.

         In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent distributions of a Fund are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government Securities, provided in some states that certain

--------------------------------------------------------------------------------
                                   Page -36-
thresholds for holdings of U.S. Government Securities and/or reporting requirements are satisfied. The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding the application to them of the federal tax legislation referred to above and any other specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST


         The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the five Funds described in this Prospectus and seventeen additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: service shares and institutional shares.

         The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

         When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


          As of January 30, 1998, Donaldson Lufkin & Jenrette, Secs Corp., owned beneficially 99.60% of the outstanding shares of the Emerging Markets Debt Fund.


         Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments

--------------------------------------------------------------------------------
                                   Page -37-
obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.


                             PERFORMANCE INFORMATION


         From time to time, performance information, such as total return and yield for service shares of a Fund, may be quoted in advertisements or in communications to shareholders. Total return for service shares of a Fund may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in service shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's service shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the service share price. Yield is computed by annualizing the result of dividing the net investment income per service share over a 30-day period by the net asset value per service share on the last day of that period.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

         Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of service shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in service shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.

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                                   Page -38-

                                   APPENDIX A

                      Description of Ratings Categories of
                       Moody's Investors Service, Inc. and
                         Standard & Poor's Ratings Group


         Moody's Investors Service, Inc. ("Moody's") describes classifications of fixed income securities (not including commercial paper) as follows:

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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                                   Page -39-

         Standard & Poor's Ratings Group ("Standard & Poor's") describes classifications of fixed income securities (not including commercial paper) as follows:
         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from the AAA issues only in small degree.

         A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Quality Distribution for Emerging Markets Debt Fund

         During the fiscal year ended October 31, 1997, the percentages of Morgan Grenfell Emerging Market Debt Fund's assets invested in unrated debt securities and securities rated in particular rating categories by Standard & Poor's and/or Moody's were, on a weighted average basis, as follows*:


Standard & Poor's (Moody's) Ratings                         Percentage of
Investments                                                    Total
-----------------------------------                         --------------

Not  Rated ..............................................            15.3%**

Rated by Standard & Poor's (Moody's):
BBB+, BBB, BBB- .........................................             2%

BB+, BB, BB-, (Ba) ......................................            53.5%

B+, B, B- (B) ...........................................            12.1%

Cash ....................................................            17.1%

* Based on the average of month-end portfolio holdings during the fiscal year ended October 31, 1997. Asset composition does not represent actual holdings on October 31, 1997; nor does it imply that the overall quality of portfolio holdings is fixed.

** Of this amount, the following percentages of the Fund's assets represent quality standards attributed by the Adviser to such unrated securities at the time of purchase:12.1%, B+, B, B- (B); and 0%, CCC+, CCC, CCC- (Caa).


--------------------------------------------------------------------------------
                                   Page -40-

                                   APPENDIX B

                          PORTFOLIO MANAGER INFORMATION

Funds                                                       Portfolio Managers
-----                                                       ------------------
Morgan Grenfell Core Global Fixed Income Fund               Ian Kelson
                                                            Annette Fraser

Morgan Grenfell Global Fixed Income Fund                    Ian Kelson
                                                            Annette Fraser

Morgan Grenfell International Fixed Income Fund             Ian Kelson
                                                            Annette Fraser

Morgan Grenfell Emerging Markets Debt Fund                  Ian Kelson
                                                            Simon Treacher
                                                            David Dowsett

Morgan Grenfell Emerging Local Currency Debt Fund           Ian Kelson
                                                            Simon Treacher
                                                            David Dowsett

Portfolio Manager     Expertise                    Professional Experience
-----------------     ---------                    -----------------------
David Dowsett         Emerging Markets Debt        Portfolio Manager, Emerging
                                                   Markets Debt, MGIS (since
                                                   1995); Portfolio Manager,
                                                   Emerging Markets Debt, Morgan
                                                   Grenfell International Funds
                                                   Management Ltd. ("MGIFM")
                                                   (since 1994). BA, Durham
                                                   University (1991- 1994).

Annette Fraser        Global Fixed Income          Portfolio Manager, Fixed
                                                   Income Team, MGIS (since
                                                   1992); Fund Manager, MGIFM
                                                   (since 1990).

Ian Kelson            Fixed Income Markets         Director, MGIS (since 1988);
                                                   Chief Investment Officer,
                                                   MGIS Fixed Income (since
                                                   1989); Portfolio Manager,
                                                   Bank of America
                                                   (multi-currency accounts)
                                                   (1981-1985).

Simon Treacher        Emerging Markets Debt        Portfolio Manager, MGIS
                                                   (since 1994); Portfolio
                                                   Manager, Prudential Portfolio
                                                   Managers (1992-1993);
                                                   Portfolio Manager,
                                                   Worldinvest Ltd. (1978-1992);
                                                   Portfolio Manager, Bankers
                                                   Trust Co. (1984-1987);
                                                   National Westminster Bank
                                                   (1980-1984).

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                                   Page -41-

                                   APPENDIX C

                         TAX CERTIFICATION INSTRUCTIONS


         Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

         For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

         Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Internal Revenue Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.



                                   Page -42-

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                   Morgan Grenfell Investment Services Limited
                               20 Finsbury Circus
                            London, England EC2M 1NB

                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                   Distributor
                         SEI Financial Services Company
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675

                                 Transfer Agent
                                DST Systems, Inc.
                            SEI Division CT-7 Tower
                                 1004 Baltimore
                          Kansas City, Missouri 64105

                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                               Service Information
          Existing accounts, new accounts, prospectuses, Statements of
                             Additional Information
                applications, and service forms - 1-800-550-6426

                      Telephone Exchanges - 1-800-407-7301

                           Share Price and Performance
                          Information - 1-800-550-6426
                     (or contact your Service Organization)


--------------------------------------------------------------------------------
                                   Page -43-

The audited financial statements of Morgan Grenfell Investment Trust are incorporated by reference into this Statement of Additional Information by reference from Morgan Grenfell Investment Trust's 1997 Annual Report to Shareholders for the year ended October 31, 1997 (filed electronically on December 29, 1997; file no. 811-08006; accession no. 0000935069-97-000214).

                        MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                                 SERVICE SHARES
                                885 Third Avenue
                            New York, New York 10022


                                February 25, 1998
                            (Revised March 6, 1998)


      Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company consisting of a number of investment portfolios. This Prospectus offers service shares of the following investment portfolios of the
Trust: Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund, Morgan Grenfell Smaller Companies Fund, Morgan Grenfell Microcap Fund and Morgan Grenfell Large Cap Growth Fund (each a "Fund"). Each Fund other than Morgan Grenfell Total Return Bond Fund is diversified. Information concerning investment portfolios of the Trust that focus on international investments (the "International Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

      The investment objective of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Short-Term Fixed Income Fund is to seek a high level of income consistent with the preservation of capital. The investment objective of Morgan Grenfell Municipal Bond Fund and Morgan Grenfell Short-Term Municipal Bond Fund is to seek a high level of income exempt from federal income tax, consistent with the preservation of capital. The investment objective of Morgan Grenfell Total Return Bond Fund is to maximize total return consistent with the preservation of capital. The investment objective of Morgan Grenfell High Yield Bond Fund is to seek high current income and, as a secondary objective, capital growth. The primary investment objective of Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Large Cap Growth Fund is to maximize capital appreciation. The sole investment objective of Morgan Grenfell Microcap Fund is to maximize capital appreciation.

      This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in service shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated February 25, 1998, as amended or supplemented from time to time, is available upon request without charge by calling 1-800-550-6426 or by writing to SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission. Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.

             ------------------------------------------------------

SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

MORGAN GRENFELL HIGH YIELD BOND FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER QUALITY BONDS, COMMONLY KNOWN AS "JUNK BONDS." MORGAN GRENFELL TOTAL RETURN BOND FUND MAY INVEST UP TO 15% OF ITS ASSETS IN SUCH BONDS. THESE INVESTMENTS ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN INVESTMENTS IN HIGHER QUALITY BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "INVESTMENT OBJECTIVES AND POLIICES" AND "DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
                                   Page - 1 -

      Each Fund's primary investments are summarized below:

      Morgan Grenfell Fixed Income Fund invests primarily in U.S. dollar-denominated debt securities, including U.S. and non-U.S. government securities, corporate debt securities and debentures, mortgage-backed and asset-backed securities and taxable municipal debt securities, and repurchase agreements with respect to the foregoing. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

      Morgan Grenfell Municipal Bond Fund invests primarily in municipal debt securities that pay interest exempt from U.S. federal income tax. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

      Morgan Grenfell Short-Term Fixed Income Fund invests in the same types of securities as Morgan Grenfell Fixed Income Fund, but expects to maintain a dollar weighted effective average portfolio maturity of no longer than three years.

      Morgan Grenfell Short-Term Municipal Bond Fund invests in the same types of securities as Morgan Grenfell Municipal Bond Fund, but expects to maintain a dollar weighted effective average portfolio maturity of no longer than three years.

      Morgan Grenfell Total Return Bond Fund invests primarily in U.S. dollar-denominated, investment grade bonds of domestic and foreign issuers. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and up to 15% of its assets in certain below investment grade securities. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

      Morgan Grenfell High Yield Bond Fund invests primarily in U.S. dollar-denominated bonds that are below investment grade. The Fund expects to maintain a dollar weighted effective average portfolio maturity of between five and ten years.

      Morgan Grenfell Smaller Companies Fund invests primarily in equity and equity-related securities of small capitalization U.S. companies.

      Morgan Grenfell Microcap Fund invests primarily in equity and equity-related securities of micro capitalization U.S. companies. Micro capitalization or "microcap" companies are the smallest capitalization U.S. companies.

      Morgan Grenfell Large Cap Growth Fund invests primarily in equity and equity-related securities of large capitalization U.S. companies.


--------------------------------------------------------------------------------
                                   Page - 2 -

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----

Expense Information                                                4
Financial Highlights                                               6
Introduction to the Funds                                          9
Risk Factors                                                      10
Investment Objectives and Policies                                11
Description of Securities and Investment Techniques
      and Related Risks                                           16
Additional Investment Information                                 25
Management of the Funds                                           26
Purchase of Service Shares                                        28
Redemption of Service Shares                                      31
Net Asset Value                                                   33
Dividends, Distribution and Taxes                                 33
Organization and Shares of the Trust                              35
Performance Information                                           36
Appendix A (The Adviser's Microcap Investment Results)            38



--------------------------------------------------------------------------------
                                   Page - 3 -

                              EXPENSE INFORMATION

                                                                                                               Short-Term
                                                                  Fixed Income            Municipal           Fixed Income
Shareholder Transaction Expenses                                      Fund*               Bond Fund               Fund*
                                                                      -----               ---------               -----
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases .......................................          None                  None                  None

Maximum Sales Charge Imposed on
Reinvested Dividends .......................................          None                  None                  None

Deferred Sales Charge Imposed
on Redemptions  ............................................          None                  None                  None

Exchange Fee ...............................................          None                  None                  None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets after reduction of advisory fee)

Advisory fees ..............................................          0.40%                 0.40%                0.40%

Other Expenses **...........................................          0.45%                 0.46%                0.94%

Reduction of Advisory Fee and Expense                                (0.05)%               (0.06)%              (0.54)%
Limitation by Adviser ***...................................

Net Fund Operating Expenses (after
advisory fee reduction and expense
limitation) ................................................          0.80%                 0.80%                0.80%

====================================================================================================================================
                                                                  Short-Term
                                                                   Municipal           Total Return              High Yield
Shareholder Transaction Expenses                                   Bond Fund*           Bond Fund *              Bond Fund *
                                                                   ----------           -----------              -----------
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases .......................................         None                  None                     None

Maximum Sales Charge Imposed on
Reinvested Dividends .......................................         None                  None                     None

Deferred Sales Charge Imposed
on Redemptions  ............................................         None                  None                     None

Exchange Fee ...............................................         None                  None                     None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets after reduction of advisory fee)

Advisory fees ..............................................         0.40%                 0.45%                    0.50%

Other Expenses **...........................................         0.87%                 0.56%                    0.56%

Reduction of Advisory Fee and Expense                               (0.47)%               (0.16)%                  (0.16)%
Limitation by Adviser ***...................................

Net Fund Operating Expenses (after
advisory fee reduction and expense
limitation) ................................................         0.80%                 0.85%                    0.90%
====================================================================================================================================
                                                                                         Smaller                           Large Cap
                                                                                        Companies         Microcap          Growth
Shareholder Transaction Expenses                                                          Fund             Fund             Fund *
                                                                                          ----             -----            ------
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases .......................................                                None             None           None

Maximum Sales Charge Imposed on
Reinvested Dividends .......................................                                None             None           None

Deferred Sales Charge Imposed
on Redemptions  ............................................                                None             None           None

Exchange Fee ...............................................                                None             None           None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets after reduction of advisory fee)

Advisory fees ..............................................                                1.00%            1.50%           0.75%


Other Expenses **...........................................                                1.88%            2.00%           0.73%

Reduction of Advisory Fee and Expense                                                      (1.38)%          (1.76)%         (0.23)%
Limitation by Adviser ***...................................

Net Fund Operating Expenses (after
advisory fee reduction and expense
limitation) .................................................                               1.50%            1.74%****       1.25%



* Total Return Bond Fund, High Yield Bond Fund and Large Cap Growth Fund were not operational during the fiscal year ended October 31, 1997; the Short-Term Fixed Income Fund, Fixed Income Fund and Short-Term Municipal Bond Fund Service Shares were not operational during this period as well.

** The figure shown as other expenses for service shares of each Fund includes service fees of 0.25% of the Fund's average net assets attributable to service shares. For more information on service fees and a description of the circumstances in which service shares will be converted to institutional shares (another class of Fund shares), see "Management of the Funds--Service Plans."


*** The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of service shares of each Fund, on an annualized basis, to the specified percentages of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following example reflect this voluntary agreement. In its sole discretion, the Adviser may terminate or modify this voluntary agreement at any time after October 31, 1998. The purpose of the voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows: Fixed Income Fund 0.35%, Municipal Bond Fund 0.34%, Short-Term Fixed Income Fund 0%, Short-Term Municipal Bond Fund 0%, Total Return Bond Fund 0.29%, High Yield Bond Fund 0.34%, Smaller Companies Fund 0%, Microcap Fund 0%, and Large Cap Growth Fund 0.52%; and the Other Expenses of Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund, Microcap Fund and Smaller Companies Fund are equal to the respective amounts shown in the above table as Net Fund Operating Expenses. If the Adviser's voluntary agreement was not in effect, the Fund Operating Expenses for service shares of each Fund would be as follows: Fixed Income Fund 0.85%, Municipal Bond Fund 0.86%, Short-Term Fixed Income Fund 1.34%, Short-Term Municipal Bond Fund 1.27%, Total Return Bond Fund 1.01%, High Yield Bond Fund 1.06%, Smaller Companies Fund 2.79%, Microcap Fund 3.52% and Large Cap Growth Fund 1.48%.
****Effective June 23, 1997, the Microcap Fund reduced the net Fund operating expenses to 1.74%.


--------------------------------------------------------------------------------
                                   Page - 4 -

Example:

      Investors in service shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the endof each time period:


                                               1        3       5      10
                                              Year    Years   Years   Years

                                              ----    -----   -----   -----


Morgan Grenfell Fixed Income Fund              $8      $26     $44    $99
Morgan Grenfell Municipal Bond Fund            $8      $26     $44    $99
Morgan Grenfell Short-Term Fixed Income Fund   $8      $26     $44    $99
Morgan Grenfell Short-Term Municipal Bond Fund $8      $26     $44    $99
Morgan Grenfell Total Return Bond Fund         $9      $27     $47    $105
Morgan Grenfell High Yield Bond Fund           $9      $29     $50    $111
Morgan Grenfell Smaller Companies Fund         $15     $47     $82    $179
Morgan Grenfell Microcap Fund                  $18     $55     $94    $205
Morgan Grenfell Large Cap Growth Fund          $13     $40     $69    $151



      The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in service shares of a Fund will bear. "Other Expenses" included in the Expense Information Table and Example for each Fund other than Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund are estimates for the fiscal year ending October 31, 1998 that are based on actual expenses incurred during the fiscal year ended October 31, 1997, except that the figures shown assume that service fees were in effect throughout the year ended October 31, 1997. "Other Expenses" for Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund are based on estimated average net assets for the current fiscal year ending October 31, 1998. If the average net assets of any of these Funds exceeds the applicable estimate for such year, then its "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if the Fund's average net assets are lower than the applicable estimate for such year, then its "Other Expenses" (as a percentage of net assets) will be higher than the rate shown in the table.

      The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.

      THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory and service fees and other expenses of the Funds, see "Management of the Funds."


--------------------------------------------------------------------------------
                                   Page - 5 -

                              FINANCIAL HIGHLIGHTS



      Selected audited data for an outstanding service share of Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund are presented for the respective periods from inception (of service shares of such Funds) to October 31, 1997. This data have been audited by Price Waterhouse LLP, the Funds' independent accountants. Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund were the only Funds that had service shares outstanding prior to October 31, 1997.

      Selected audited data for an outstanding institutional share of Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Fixed Income Fund and Morgan Grenfell Short-Term Municipal Bond Fund are also presented below, for periods prior to and ending October 31, 1997. This data, insofar as it relates to the periods ended October 31, 1995, October 31, 1996 and October 31, 1997, have been audited by Price Waterhouse LLP, the Funds' independent accountants. The data for periods prior to and ending October 31, 1994 for Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund were audited by these Funds' prior independent accountants.

      This information should be read in conjunction with the Funds' audited financial statements as of October 31, 1997 and the notes thereto, which appear in the Funds' Statement of Additional Information. The Funds' annual report, which contains additional performance information, and Statement of Additional Information are available free of charge by calling 1-800-550-6426.

      No data are shown below for Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Total Return Bond Fund and Morgan Grenfell High Yield Bond Fund because these Funds had not commenced operations on or prior to October 31, 1997.


--------------------------------------------------------------------------------
                                   Page - 6 -

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
For a Service Share Outstanding Throughout Each Period Ended October 31 (1)


                                                            Net
                   Net Asset             Net              Realized          Distributions       Distributions
                     Value           Investment             and               from Net          from Realized             Net Asset
                   Beginning          Income /           Unrealized          Investment            Capital                Value End
Year               of Period           (Loss)          Gains/(Losses)          Income               Gains                 of Period
----               ---------           ------          --------------          ------               -----                  ---------
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------
Municipal Bond Fund
----------------------------------

1997 (2)             $ 11.11            $ 0.14                -                $ (0.14)                -                     $ 11.11

----------------------------------------------------
Smaller Companies Fund
----------------------------------------------------

1997 (3)             $ 13.77            $(0.03)           $ 0.97                     -                 -                     $ 14.71

----------------------------------
Microcap Fund
----------------------------------

1997 (4)             $ 12.12            $ (0.02)          $ 0.52                     -                 -                     $ 12.62


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Ratio of
                                                                                                         Expenses
                                                                               Ratio of Net             to Average
                                                            Ratio of            Investment              Net Assets
                                           Net Assets     Expenses to          Income(Loss)             (Excluding
                   Total                       End of       Average             to Average               Expense
Year              Return#                 Period (000)     Net Assets           Net Assets              Limitations)
----              -------                 ------------     ----------           ----------              ------------
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------
Municipal Bond Fund
----------------------------------

1997 (2)            1.22%                    $ 192           0.79%                 4.95%                  0.85%

----------------------------------------------------
Smaller Companies Fund
----------------------------------------------------

1997 (3)            7.45%                    $   6           1.50%                (0.77)%                 2.79%

----------------------------------
Microcap Fund
----------------------------------

1997 (4)            3.87%                    $  10           1.74%                (1.15)%                 3.52%
------------------------------------------------------------------------------------------------------------------------------------
                    Ratio of Net
                     Investment
                    Income(Loss)
                     to Average
                     Net Assets
                     (Excluding                  Portfolio                Average
                      Expense                     Turnover               Commission
Year                Limitations)                    Rate                   Rate*
----                ------------                    ----                   -----

----------------------------------
Municipal Bond Fund
----------------------------------

1997 (2)                4.89%                        67%                     N/A

----------------------------------------------------
Smaller Companies Fund
----------------------------------------------------

1997 (3)               (2.06)%                      122%                  $0.0552

----------------------------------
Microcap Fund
----------------------------------

1997 (4)              (2.93)%                       272%                  $0.0634
------------------------------------------------------------------------------------------------------------------------------------

(#)  Returns are for the period indicated and have not been annualized.
* Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

(1) Fixed Income Fund, Short-Term Fixed Income Fund, Short-Term Municipal Bond Fund Service Share Classes had not commenced operations as of October 31, 1997.

(2) Municipal Bond Fund Service Shares commenced operations on 7/31/97. All ratios for the period have been annualized (except total return and portfolio turnover).

(3) Smaller Companies Fund Service Shares commenced operations on 7/14/97. All ratios for the period have been annualized (except total return and portfolio turnover).

(4) Microcap Fund Service Shares commenced operations on 8/22/97. All ratios for the period have been annualized (except total return and portfolio turnover).



--------------------------------------------------------------------------------
                                   Page - 7 -

                              FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
For an Institutional Share Outstanding Throughout Each Period Ended October 31


                                                                                        Net
                               Net Asset                   Net                        Realized                     Distributions
                                 Value                  Investment                       and                          from Net
                               Beginning                 Income /                    Unrealized                      Investment
Year                           of Period                  (Loss)                   Gains/(Losses)                      Income
----                           ---------                  ------                   --------------                      ------
--------------------------------------------------
Fixed Income Fund
--------------------------------------------------

1997                            $ 10.51                   $ 0.68                      $ 0.25                          $ (0.68)
1996                            $ 10.62                   $ 0.68                      $(0.04)                         $ (0.68)
1995                            $  9.93                   $ 0.70                      $ 0.69                          $ (0.70)
1994                            $ 10.95                   $ 0.64                      $(0.91)                         $ (0.64)
1993                            $  9.92                   $ 0.64                      $ 1.03                          $ (0.64)
1992 (1)                        $ 10.00                   $ 0.06                      $(0.08)                         $ (0.06)


-----------------------------------------------------------------------------
Short-Term Fixed Income Fund
-----------------------------------------------------------------------------

1997                            $ 10.00                   $ 0.58                      $ 0.06                          $ (0.58)
1996                            $ 10.01                   $ 0.60                      $(0.01)                         $ (0.60)
1995 (2)                        $ 10.00                   $ 0.37                      $ 0.01                          $ (0.37)

-----------------------------------------------------------------------------
Short-Term Municipal Bond Fund
-----------------------------------------------------------------------------

1997                            $ 10.13                   $ 0.52                      $ 0.16                          $ (0.52)
1996                            $ 10.13                   $ 0.54                      $ 0.04                          $ (0.54)
1995 (3)                        $ 10.00                   $ 0.30                      $ 0.13                          $ (0.30)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                              Distributions                                                                               Ratio of
                              from Realized                 Net Asset                               Net Assets           Expenses to
                                 Capital                    Value End             Total                 End of             Average
Year                              Gains                     of Period            Return            Period (000)          Net Assets
----                              -----                     ---------            ------            ------------          ----------
--------------------------------------------------
Fixed Income Fund
--------------------------------------------------

1997                              -                          $ 10.76               9.22%           $ 1,103,121              0.55%
1996                            $ (0.07)                     $ 10.51               6.27%           $   758,003              0.55%
1995                               -                         $ 10.62              14.53%           $   494,221              0.54%
1994                            $ (0.11)                     $  9.93              (2.58)%          $   239,556              0.54%
1993                               -                         $ 10.95              17.28%           $   147,917              0.55%
1992 (1)                           -                         $  9.92              (1.61)%          $    25,528              0.55%


-----------------------------------------------------------------------------
Short-Term Fixed Income Fund
-----------------------------------------------------------------------------

1997                               -                         $ 10.06               6.61%           $   17,083               0.53%
1996                               -                         $ 10.00               6.09%           $    6,751               0.53%
1995 (2)                           -                         $ 10.01               3.82%(#)        $    4,140               0.52%

-----------------------------------------------------------------------------
Short-Term Municipal Bond Fund
-----------------------------------------------------------------------------

1997                            $ (0.01)                     $ 10.28               6.93%           $   19,950               0.53%
1996                            $ (0.04)                     $ 10.13               5.90%           $    9,132               0.53%
1995 (3)                           -                         $ 10.13               4.39%(#)        $    3,724               0.52%
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Ratio of
                                                                              Expenses
                                         Ratio of Net                        to Average
                                          Investment                         Net Assets
                                         Income(Loss)                        (Excluding
                                          to Average                          Expense
Year                                      Net Assets                         Limitations)
----                                      ----------                         ------------
------------------------------
Fixed Income Fund
------------------------------
1997                                       6.50%                              0.60%
1996                                       6.52%                              0.61%
1995                                       6.81%                              0.63%
1994                                       6.22%                              0.66%
1993                                       6.01%                              0.72%
1992 (1)                                   5.24%                              1.66%
--------------------------------------------------------
Short-Term Fixed Income Fund
--------------------------------------------------------
1997                                       5.77%                              1.09%
1996                                       6.00%                              1.29%
1995 (2)                                   5.86%                              2.84%
--------------------------------------------------------
Short-Term Municipal Bond Fund
--------------------------------------------------------
1997                                       5.14%                              1.02%
1996                                       5.34%                              1.58%
1995 (3)                                   4.60%                              2.16%
--------------------------------------------------------------------------------------------------------------
                              Ratio of Net
                               Investment
                              Income(Loss)
                               to Average
                               Net Assets
                               (Excluding                                Portfolio                            Average
                                Expense                                   Turnover                          Commission
Year                          Limitations)                                  Rate                               Rate*
----                          ------------                                  ----                               -----
--------------------------------------------------
Fixed Income Fund
--------------------------------------------------

1997                             6.45%                                      178%                                N/A
1996                             6.46%                                      176%                                N/A
1995                             6.72%                                      182%                                N/A
1994                             6.10%                                      251%                                N/A
1993                             5.84%                                      196%                                N/A
1992 (1)                         4.13%                                      148%                                N/A
-----------------------------------------------------------------------------
Short-Term Fixed Income Fund
-----------------------------------------------------------------------------
1997                             5.21%                                      186%                                N/A
1996                             5.24%                                      124%                                N/A
1995 (2)                         3.54%                                       90%                                N/A
-----------------------------------------------------------------------------
Short-Term Municipal Bond Fund
-----------------------------------------------------------------------------
1997                             4.65%                                       95%                                N/A
1996                             4.29%                                      129%                                N/A
1995 (3)                         2.96%                                       62%                                N/A
------------------------------------------------------------------------------------------------------------------------------------

(#)  Returns are for the period indicated and have not been annualized.
* Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) Fixed Income Fund commenced operations on 9/18/92. All ratios for the period have been annualized.
(2) Short-Term Fixed Income Fund commenced operations on 3/13/95. All ratios for the period have been annualized.
(3) Short-Term Municipal Bond Fund commenced operations on 3/6/95. All ratios for the period have been annualized.


--------------------------------------------------------------------------------
                                  Page - 8 -

                            INTRODUCTION TO THE FUNDS

      Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding investment portfolios of the Trust that focus on international investments (the "International Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

      The Adviser, with offices in Philadelphia and New York City, serves as investment adviser to each of the Funds. The Adviser is a U.S. investment management subsidiary of London-based Morgan Grenfell Asset Management. Together with the Adviser and its other investment management subsidiaries, Morgan Grenfell Asset Management now has over US$146.46 billion under management.

      This prospectus relates solely to service shares of the Funds. Service shares may be purchased through financial planners, investment advisers, broker-dealers and other institutions ("Service Organizations"). Some Service Organizations provide omnibus accounting services for groups of individuals who beneficially own the service shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans) and programs through which Service Organizations provide personal and/or account maintenance services to groups of individuals, whether or not such individuals invest on a tax-deferred basis. Investors may only purchase service shares through Service Organizations. See "Purchase of Service Shares" for further information.

      The Funds offer another class of shares (institutional shares), which is subject to different expenses and therefore has different performance than service shares. Information regarding this other class of shares may be obtained by calling 1-800-550-6426. As described below under "Management of the Funds--Service Plans", all or a portion of a Fund's outstanding service shares will be converted to institutional shares of the same Fund under certain circumstances.

      Morgan Grenfell Total Return Bond Fund , Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth Fund have no operating history. There can be no assurance that any Fund will be able to achieve its investment objectives.

General Portfolio Management Strategies

      Fixed Income Investments. In selecting fixed income investments (including municipal securities) for Fixed Income Fund, Short-Term Fixed Income Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Total Return Bond Fund and High Yield Bond Fund, the Adviser seeks to achieve these Funds' investment objectives by identifying fixed income securities and sectors which it believes to be undervalued relative to the market and alternative sectors rather than forecasting changes in the interest rate environment. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers.

      Equity Investments. In selecting equity investments for Smaller Companies Fund, Microcap Fund and Large Cap Growth Fund (the "Equity Funds"), the Adviser looks for companies whose earnings it believes will grow both faster than inflation and faster than the economy in general. An Equity Fund may invest in such a company if the Adviser believes that such growth is not yet fully reflected in the market price of the company's securities. In managing the Smaller Companies Fund and Microcap Fund, the Adviser may also consider the fundamental value of a company, and may invest in a company where it believes that value is not fully recognized in the marketplace. Fundamental


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                                   Page - 9 -
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value is determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield.

      In selecting equity investments, the Adviser considers a number of company-specific factors, including quality of management, a leading or dominant position in a major product line, a sound financial position, and a relatively high rate of return on invested capital so that future growth can be financed from internal sources. The Adviser also considers a company's record of dividend payments and/or the likelihood that the company will pay dividends in the future. However, consistent with its investment objectives, each Equity Fund may purchase securities of companies that are not expected to pay dividends in the foreseeable future.

                                  RISK FACTORS

      General. An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government, or any agency thereof or any other entity. The value of each Fund's portfolio securities, and thus the net asset value of its shares will fluctuate as a result of market factors, including interest rate and stock market changes, such that the value of the shares, when redeemed, may be more or less than their original cost.

      Derivative Instruments. Certain of the Funds may employ investment techniques, including options and futures contracts and other investments that may be considered derivative instruments. These may entail special risks. For example, there is no limit on the percentage of assets of an Equity Fund that may be at risk with respect to futures and related options. See "Investment Objectives and Policies" and "Description of Securities and Investment Techniques and Related Risks."

      Below Investment Grade Bonds. The High Yield Bond Fund and, to a lesser extent, the Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss. See "Description of Securities and Investment Techniques and Related Risks--Below Investment Grade Bonds."

    Diversification. The Total Return Bond Fund is non-diversified under the Investment Company Act of 1940 (the "1940 Act") and, therefore, may be more susceptible than the other Funds to developments affecting any single issuer of portfolio securities. See "Description of Securities and Investment Techniques and Related Risks--Diversification." Each of the other Funds is diversified under the 1940 Act.


    Year 2000 Compliance. Certain management and shareholder account services provided to the Funds and their shareholders depend on the proper functioning of computer systems. Many computer systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. If left uncorrected, this software flaw could have an adverse effect on the handling of security trades and pricing and shareholder account services. The Adviser and the Trust's administrator, principal underwriter, transfer agent and custodian have been actively working on necessary changes to their computer systems to deal with the year 2000. Although there can be no assurance that these systems will be properly adapted in time for that event, the management of the Trust expects that they will be.



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                                  Page - 10 -
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                       INVESTMENT OBJECTIVES AND POLICIES

Fixed Income Fund and Short-Term Fixed Income Fund

      The investment objective of the Fixed Income Fund and the Short-Term Fixed Income Fund is to seek a high level of income consistent with the preservation of capital. Under normal circumstances, the Fixed Income Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years, and the Short-Term Fixed Income Fund expects to maintain a dollar weighted effective average portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Fixed Income Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Fixed Income Fund will have a higher yield than the Short-Term Fixed Income Fund.

      Each Fund normally invests at least 80% of its assets in fixed income securities of all types, including (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) custodial receipts evidencing separately traded principal and interest components of U.S. Government obligations; (iv) corporate bonds and debentures; (v) equipment lease and trust certificates; (vi) mortgage-backed securities and asset-backed securities; (vii) U.S. dollar denominated securities of the Government of Canada and its provincial and local governments, U.S. dollar denominated securities issued or guaranteed by other foreign governments, their political subdivisions, agencies or instrumentalities and U.S. dollar denominated obligations of supranational entities; (viii) taxable municipal securities, and state, municipal or private activity bonds; and (ix) repurchase agreements involving any of the foregoing. Certain of these securities may have floating or variable rates of interest or include put features providing the Fund the right to sell the security at face value prior to maturity. The existence in a Fund's portfolio of floating and variable rate securities and securities with put features will have the effect of shortening its dollar weighted average maturity. Each Fund may purchase securities on a when-issued basis. Neither Fund's investments in U.S. dollar denominated securities of non-U.S. issuers will exceed 25% of its total assets.

      Subject to its portfolio maturity policy, a Fund may purchase securities with any stated remaining maturity. In determining the maturity of mortgage-backed securities, the Adviser will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages. In determining the effective maturity of callable scurities, the call date may be used as the effective maturity if interest rates have fallen since the bonds original issue date.

      Each Fund invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's"), Duff & Phelps, Inc. ("Duff") or Fitch Investors Service, Inc. ("Fitch") or unrated securities determined by the Adviser to be of comparable quality. However, each Fund may also invest up to 15% of its assets in fixed income securities that are, at the time of purchase, either rated within the fourth highest rating category assigned by Moody's, S&P, Duff or Fitch, or unrated but determined by the Adviser to be of comparable quality. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In the event any security held by a Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Fund may hold, at any time, more than 5% of its net assets in fixed income securities that are not investment grade. Fixed income securities rated in one of the four highest ratings categories and unrated securities determined by the Adviser to be of comparable quality are referred to herein as "investment grade fixed income securities." Fixed income


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                                  Page - 11 -
securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

      Under normal conditions, each Fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For a definition of money market instruments and the Funds' policies on temporary defensive investments, see "Description of Securities and Investment Techniques and Related Risks--Additional Investment Techniques."

Municipal Bond Fund and Short-Term Municipal Bond Fund

      The investment objective of the Municipal Bond Fund and the Short-Term Municipal Bond Fund (the "Municipal Funds") is to seek a high level of income exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), consistent with the preservation of capital. However, there is no restriction on the percentage of either Municipal Fund's assets that may be invested in obligations the interest on which is a preference item for purposes of the federal alternative minimum tax. Under normal circumstances the Municipal Bond Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years, and the Short-Term Municipal Bond Fund expects to maintain a dollar weighted effective average portfolio maturity of no more than 3 years. Because of its shorter portfolio maturity, it is expected that the Short-Term Municipal Bond Fund's per share net asset value will be less volatile in response to changes in interest rates. However, under normal conditions, it is expected that the Municipal Bond Fund will have a higher yield than the Short-Term Municipal Bond Fund.

      Subject to its portfolio maturity policy, a Fund may purchase securities with any stated remaining maturity. In determining the maturity of mortgage-backed securities, the Adviser will use the expected life of such securities, which is based upon the anticipated prepayment patterns of the underlying mortgages. In determining the effective maturity of callable scurities, the call date may be used as the effective maturity if interest rates have fallen since the bonds original issue date.

      Under normal market conditions, each Municipal Fund invests at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax, and invests at least 65% of its total assets in municipal bonds. Municipal bonds consist of (i) debt obligations, including municipal leases, issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The issuers of these municipal securities may be located in all 50 U.S. states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. Certain of these securities may have variable and floating rates of interest or include "put" features providing the Fund the right to sell the securities at face value prior to maturity. The existence in a Fund's portfolio of variable and floating rate securities and securities having put features will have the effect of shortening its average dollar weighted portfolio maturity. The Municipal Funds may purchase securities on a when-issued basis.

      The Municipal Funds' investments in municipal notes may include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuers in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation rights therein. Investments in


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                                  Page - 12 -
any of the notes described above will be limited to those obligations that, at the time of purchase, are rated MIG-1 or V-MIG-1 by Moody's, rated SP-1 by Standard & Poor's, or are unrated but are determined by the Adviser to be of comparable quality.

      The Municipal Funds' investments in municipal bonds may include, but are not limited to, general obligation bonds, revenue or special obligation bonds, and private activity and industrial development bonds. Each Municipal Fund may invest 25% or more of its total assets in private activity and industrial development bonds if the interest paid on them is exempt from regular federal income tax. See "Description of Securities and Investment Techniques--Fixed Income Securities."

      Except as noted below, municipal bonds in which a Municipal Fund invests must be rated A or better by Moody's or by Standard & Poor's at the time of investment or, if unrated, must be determined by the Adviser to be of comparable quality. Each Municipal Fund may, however, invest up to 15% of its assets in bonds that, at the time of purchase, are rated Baa by Moody's, or BBB by Standard & Poor's, or, if unrated, determined by the Adviser to be of comparable quality. Municipal securities in the lowest investment grade category are considered medium grade securities. Such securities have speculative characteristics, involve greater risk of loss than higher quality securities, and are more sensitive to changes in the issuer's capacity to pay.

      The Municipal Funds' investments in tax-exempt commercial paper will be limited to obligations that, at the time of purchase, are rated at least A-1 by Standard & Poor's or Prime-1 by Moody's, or that are unrated but are determined by the Adviser to be of comparable quality. The Municipal Funds may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. In the event any security held by either Municipal Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security, provided that neither Municipal Fund will hold, at any time, more than 5% of its net assets in securities that are rated below investment grade.

      Under normal circumstances, each Municipal Fund may invest up to 20% of its total assets in certain taxable securities in order to maintain liquidity. In addition, for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Municipal Fund may invest without limit in such taxable securities. Such taxable securities include: U.S. Treasury obligations (including separately traded interest and principal component parts of U.S. Treasury obligations, transferable through the federal book-entry system and known as Separately Traded Registered Interest and Principal Securities or "STRIPS"); other marketable obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government whether or not backed by the full faith and credit of the U.S. Treasury; short-term instruments of U.S. commercial banks or savings and loan institutions (not including foreign branches of U.S. banks or U.S. branches of foreign banks) that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and that have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; repurchase agreements involving any of the foregoing obligations; and, to the extent permitted by applicable law, shares of other investment companies investing solely in the foregoing obligations.

      Distributions by a Fund that are derived from income from taxable investments or transactions (including repurchase agreements) held by the Fund will generally be taxable to shareholders as ordinary income.

Total Return Bond Fund

      The investment objective of the Total Return Bond Fund is to maximize total return consistent with the preservation of capital. Under normal circumstances, the Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years and to invest at least 65% of its total assets in U.S. dollar-denominated investment grade bonds. For purposes


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                                  Page - 13 -
of this policy, "bonds" include the U.S. dollar-denominated fixed income securities in which the Fixed Income Fund and the Short- Term Fixed Income Fund may invest foreign currency-denominated fixed income securities, convertible securities and securities (including equity securities) of other investment companies that invest primarily in any one or more of the foregoing types of securities.

      Under normal circumstances, the Fund may invest up to 35% of its total assets in cash, money market instruments and, subject to the limits described below, foreign currency-denominated bonds and below investment grade bonds, including below investment grade bonds of issuers located in countries with emerging securities markets. The Fund may not invest more than 20% of its total assets in foreign currency-denomintated bonds and, at the discretion of the Adviser, the Fund may use certain techniques to hedge its foreign currency exposure back into the U.S. dollar. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."

      Also, the Fund may not invest more than 15% of its total assets in below investment grade bonds, and may not invest more than 10% of its total assets in below investment grade bonds of issuers located in countries with emerging securities markets. The Fund's investments in below investment grade bonds will be limited to securities that are rated B or higher by Moody's, Standard & Poor's, Duff or Fitch and unrated securities determined by the Adviser to be of comparable quality, provided that this quality limitation will not apply to the Fund's investments in other investment companies. Below investment grade bonds involve greater price volatility and risk of loss of principal and income than investment grade securities. See "Description of Securities and Investment Techniques and Related Risks--Below Investment Grade Bonds." In the event a security held by the Fund is downgraded below the rating categories set forth above, the Adviser will review the security and determine whether to retain or dispose of that security.

      For a description of the Fund's policy on temporary defensive investments, see "Description of Securities and Investment Techniques and Related Risks--Additional Investment Techniques."

High Yield Bond Fund

      The investment objective of the High Yield Bond Fund is to seek high current income and, as a secondary objective, capital growth. Under normal circumstances, the Fund expects to maintain a dollar weighted effective average portfolio maturity of 5 to 10 years and to invest at least 65% of its assets in below investment grade bonds. For purposes of this policy, "bonds" include the types of investment grade fixed income securities in which the Fixed Income Fund and the Short-Term Fixed Income Fund may invest (without regard to credit quality), as well as U.S. dollar-denominated convertible and nonconvertible fixed income securities of domestic and foreign issuers.

      Below investment grade bonds generally offer higher yields than investment grade bonds, but involve greater price volatility and risk of loss of principal and income. The Fund's investments in these securities may be of any credit quality and may include securities not paying interest currently, zero coupon bonds, securities that pay interest in the form of other securities (i.e., "pay in kind" or PIK securities) and securities in default. For a description of these and other risks of investing in below investment grade bonds, see "Description of Securities and Investment Techniques and Related Risks--Below Investment Grade Bonds."

      Under normal circumstances, the Fund may invest up to 35% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For a definition of money market instruments and the Fund's policy on temporary defensive investments, see "Description of Securities and Investment Techniques and Related Risks--Additional Investment Techniques."


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                                  Page - 14 -

Smaller Companies Fund

      The primary investment objective of the Smaller Companies Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization U.S. companies. Equity securities in which the Fund may invest include common stocks and preferred stocks, while equity-related securities include warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks."

      For purposes of the Fund's investment policies, small capitalization companies are those ranked (at time of investment) according to market capitalization in the bottom 20% of the Wilshire 5000 Index. The Adviser believes that investments in equity and equity-related securities of many small capitalization companies, although involving greater risk, provide the opportunity for greater capital growth than investments in larger, better-known companies. For a description of the risks associated with investing in small capitalization companies, see "Description of Securities and Investment Techniques and Related Risks--Small Capitalization Companies."


      Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page 16), cash equivalents and equity and equity-related securities of medium and large capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.


Microcap Fund

      The investment objective of the Microcap Fund is to maximize capital appreciation. Under normal market conditions, the Fund pursues this objective by investing at least 65% of its total assets in common stocks of micro capitalization U.S. companies and securities convertible into such stocks. For purposes of the Fund's investment policies, micro capitalization companies are those ranked (at the time of investment) according to market capitalization in the bottom 5% of the U.S. equity market, including both listed and unlisted companies.

      The Adviser believes that investments in many micro capitalization companies, although involving greater risk, provide the opportunity for greater capital growth, than investments in larger, better-known companies. In particular, the Adviser believes that the inefficiencies in this sector of the marketplace often provide opportunities for investment gains. The Fund's investments in securities of U.S. micro capitalization companies will be limited to securities traded on a U.S. exchange or in the over-the-counter market. For a description of the risks associated with investment in micro capitalization companies, see "Description of Securities and Investment Techniques and Related Risks - Small and Micro Capitalization Companies."

      Up to 25% of the Fund's total assets may be invested in securities of non-U.S. companies with individual market capitalization that would place them in the bottom 5% of the U.S. equity market. For liquidity purposes, the Fund will normally invest a portion of its assets (no more than 35%) in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. In addition, the Fund may invest up to 5% of its net assets in non-convertible bonds and preferred stocks that are rated, at the time of purchase, Aaa or Aa by Moody's or AAA or AA by Standard & Poor's or determined by the Adviser to be of comparable quality.


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                                  Page - 15 -

Large Cap Growth Fund

      The primary investment objective of the Large Cap Growth Fund is to maximize capital appreciation. The Fund seeks current income as its secondary investment objective. Under normal market conditions, the Fund pursues these objectives by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of large capitalization U.S. companies. The Fund may invest in the same types of equity and equity-related securities as the Smaller Companies Fund (see above).

      For purposes of the Fund's investment policies, large capitalization companies are those ranked (at time of investment) according to market capitalization in the top 25% of the Wilshire 5000 Index, a broad-based index that includes nearly all U.S. public companies. The Adviser believes that the equity and equity-related securities of many large capitalization companies offer significant potential for capital growth, but with less risk than investments in smaller capitalization companies.



      Up to 35% of the Fund's total assets may be invested in investment grade fixed income securities (see definition on page 16), cash equivalents and equity and equity-related securities of small and medium capitalization companies. In the event any fixed income security held by the Fund is downgraded below investment grade, the Adviser will review the security and determine whether to retain or dispose of it. In no event, however, will the Fund hold more than 5% of its net assets in fixed income securities that are not investment grade. Up to 5% of the Fund's net assets (measured at time of investment) may be invested in the securities of non-U.S. issuers of all sizes.


      DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS

Fixed Income Securities

      General. Each Fund may invest in fixed income securities. In periods of declining interest rates, the yield (income from portfolio investments over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to such a Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

      Private Activity and Industrial Development Bonds. Each of the Funds other than the Equity Funds may invest in private activity and industrial development bonds, which are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      Put Bonds. Each of the Funds other than the Equity Funds may invest in "put" bonds, which are tax exempt securities (including securities with variable interest rates) that may be sold back to the issuer of the security


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                                  Page - 16 -
at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those "put" bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer of the put although the final maturity of the security is later than such date.

      Variable or Floating Rate Instruments and Variable Rate Demand Instruments. Each of the Funds other than the Equity Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank. In addition, the interest rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. A Fund holding such an instrument can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

      U.S. Government Securities. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association, or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

      Each of the Funds other than the Equity Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Government or its agencies, instrumentalities or sponsored enterprises if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government. However, no Fund may actively trade these instruments. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

      Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of U.S. Government securities that are issued by banks or brokerage firms and are created by depositing U.S. Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see "U.S. Government Securities" above) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities; for more information, see "Zero Coupon Securities."

      Zero Coupon Securities. STRIPS and custodial receipts (TRs, TIGRs and


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                                  Page - 17 -

CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because a Fund must distribute the accreted amounts in order to qualify for favorable tax treatment, it may have to sell portfolio securities to generate cash to satisfy the applicable distribution requirements. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

      Below Investment Grade Bonds. The High Yield Bond Fund and, to a lesser extent, the Total Return Bond Fund may invest in below investment grade bonds, including securities in default. These securities are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

      Below investment grade bonds will also be affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The market for these lower quality bonds is generally less liquid than the market for investment grade bonds. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade bonds, and it also may be more difficult under certain adverse market conditions to sell these lower quality securities to meet redemption requests, to respond to changes in the market, or to determine accurately a Fund's net asset value.

Securities of Foreign Issuers

      General. Each of the Funds other than the Municipal Funds may invest to varying extents in securities of foreign issuers and supranational entities. Investments in the securities of foreign issuers and supranational entities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income or sales proceeds, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or fluctuation in value due to changes in currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

      Foreign Government Securities. The foreign government securities in which each Fund (other than the Municipal Funds) may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities


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                                  Page - 18 -
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also include debt obligations of supranational or quasi-governmental entities.
Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental agencies.

Currency Management Techniques

      To the extent that they invest in securities denominated or quoted in foreign currencies, the Equity Funds and the Total Return Bond Fund may enter into forward currency exchange contracts ("forward contracts") and buy and sell currency options to hedge against currency exchange rate fluctuations. For the same purpose, the Total Return Bond Fund may also enter into currency swap agreements, purchase securities indexed to foreign currencies and buy and sell futures contracts relating to foreign currencies and options on such futures contracts. Transactions in these instruments, together with transactions in forward contracts and currency options, are referred to below collectively as "Currency-Related Transactions." The instruments involved in Currency-Related Transactions may be considered derivative instruments. A Fund may enter into Currency-Related Transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, a Fund may enter into Currency-Related Transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations. For more information on these instruments, see the Statement of Additional Information.

Mortgage-Backed and Asset-Backed Securities

      The Fixed Income Fund, the Short-Term Fixed Income Fund, the Total Return Bond Fund, the High Yield Bond Fund and, to a more limited extent, the Municipal Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Fixed Income Fund, the Short-Term Fixed Income Fund, the Total Return Bond Fund and the High Yield Bond Fund may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

      Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the


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                                  Page - 19 -
possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Many mortgage and asset-backed securities may be considered derivative instruments. No Fund will invest 25% or more of its total assets in collateralized mortgage obligations or in asset-backed securities (in each case, excluding U.S. Government Securities).

Options

      Written Options. The Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may write (sell) covered put and call options on securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium for a written call option, the Fund assumes certain risks. For example, in the case of a written call option, the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire other securities that are the same as those subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

      Purchased Options. The Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may also purchase put and call options on securities. A put option entitles a Fund to sell, and a call option entitles a Fund to buy, a specified security at a specified price during the term of the option. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

      A Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell, or deliver a security it would otherwise retain.

      A Fund may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. A Fund may also purchase and sell options traded on recognized foreign exchanges. There can be no assurance that a liquid secondary market will exist for any particular option. Over-the-counter options also involve the risk that a counterparty will fail to meet its obligation under the option.

Stock Index Options

      The Equity Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known stock indices are the Standard & Poor's Index of 500 Common Stocks and the Wilshire 5000 Index. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the


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                                  Page - 20 -
amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

      When an Equity Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the Fund's custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option.

Futures Contracts and Options on Futures Contracts

      When deemed advisable by the Adviser, the Total Return Bond Fund, the High Yield Bond Fund and each of the Equity Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities, require the Funds to segregate cash or liquid securities with a value equal to the amount of the Fund's obligations.

Limitations and Risks Associated With Transactions In Options, Futures Contracts and Options on Futures Contracts

      Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices by the Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, each Fund will limit its investments in illiquid securities to 15% of the Fund's net assets.

      Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the


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                                  Page - 21 -
prompt liquidation of futures positions, ultimately resulting in further losses.

      Except as set forth above under "Futures Contracts and Options on Futures Contracts", there is no limit on the percentage of the assets of the Total Return Bond Fund, the High Yield Bond Fund or any Equity Fund that may be at risk with respect to futures contracts and related options. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information. Options, futures contracts and options on futures contracts are derivative instruments.

Small and Micro Capitalization Companies

      The Smaller Companies Fund and Microcap Fund invest a significant portion of their assets in smaller, lesser-known companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

      Many smaller capitalization companies in which Smaller Companies Fund and Microcap Fund may invest are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts. As a result, there may be less publicly available information concerning these companies than exists for larger capitalization companies. Also, the securities of smaller capitalization companies traded on the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than exists for securities of larger capitalization companies.

Convertible Securities and Preferred Stocks

      Subject to its investment objectives and policies, the Total Return Bond Fund, the High Yield Bond Fund and each Equity Fund may invest in convertible securities, which are ordinarily preferred stock or long-term debt obligations of an issuer convertible at a stated exchange rate into common stock of the issuer. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The convertible debt securities in which each Fund may invest are subject to the same rating criteria and downgrade policy as the Fund's investments in fixed income securities.


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                                  Page - 22 -

Diversification

      Each Fund other than the Total Return Bond Fund is "diversified" under the 1940 Act and is also subject to issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code. See "Investment Restrictions" and "Taxes" in the Funds' Statement of Additional Information. The Total Return Bond Fund is "non-diversified" under the 1940 Act. Accordingly, although it is subject to the issuer diversification requirements imposed on regulated investment companies by Subchapter M of the Code, the Total Return Bond Fund is not subject to the more stringent issuer diversification requirements imposed on diversified funds by the 1940 Act. To the extent that the Total Return Bond Fund does not meet the standards for being diversified under the 1940 Act, it will be more susceptible to developments affecting any single issuer of portfolio securities.

Concentration of Investments

      As a matter of fundamental policy, no Fund may invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except U.S. Government securities).Currently, it is not anticipated that either Municipal Fund will invest 25% or more of its total assets (at market value at the time of purchase) in: (a) securities of one or more issuers conducting their principal activities in the same state; or (b) securities the principal and interest of which is paid from revenues of projects with similar characteristics, except that 25% or more of either Municipal Fund's total assets may be invested in single family and multi-family housing obligations. To the extent a Municipal Fund concentrates its investments in single family and multi-family housing obligations, the Fund will be subject to the peculiar risks associated with investments in such obligations, including prepayment risks and the risks of default on housing loans, which may be affected by economic conditions and other factors relating to such obligations.

Additional Investment Techniques

      Mortgage Dollar Rolls. Each of the Funds other than the Equity Funds and the Municipal Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

      When-Issued Securities and Forward Commitments. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity securities, and up to 45 days after such date for fixed income securities. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

      Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. The Fund's custodian will hold the security as collateral for the


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                                  Page - 23 -
repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the repurchase price, but repurchase agreements involve some credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trust's Board of Trustees.


      Illiquid Securities. Each Fund other than the Municipal Bond Fund and Short-Term Municipal Bond Fund will not invest more than 15% of its net assets in illiquid securities. Municipal Bond Fund and Short-Term Municipal Bond Fund will not invest more than 10% of its total assets in illiquid securities. Illiquid securities include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.


      Restricted Securities. Each of the Funds other than the Municipal Funds may invest to a limited extent in restricted securities. Restricted securities are securities that may not be sold freely to the public without prior registration under federal securities laws or an exemption from registration. Restricted securities will be considered illiquid unless they are restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 and the Board of Trustees determines that these securities are liquid based upon a review of the trading markets for the specific securities.

      Warrants. Each Equity Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject.

      Lending Securities. For the purpose of realizing income, each Fund other than the Fixed Income Fund and the Municipal Bond Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized by cash, cash equivalents or U.S. Government securities at all times. They nevertheless involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Adviser is required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.

      Other Investment Companies. Each Fund may invest in the aggregate no more than 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. In addition, a Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any other such investment company, except that, in accordance with an exemptive order expected to be issued by the Commission, the Total Return Bond Fund may invest up to 10% of its total assets in institutional shares of Morgan Grenfell Emerging Markets Debt Fund (but only after such order is issued). A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.

      Temporary Defensive Investments. For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each of the Funds other than the Municipal Funds may invest up to 100% of its assets in cash and money market instruments, including securities issued or guaranteed by the


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                                  Page - 24 -

U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances issued by banks or savings and loans associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at the time of purchase at least A-1 by Standard & Poor's or P-1 by Moody's, or unrated commercial paper determined by the Adviser to be of comparable quality; repurchase agreements involving any of the foregoing; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments. For a description of the Municipal Funds' policy with respect to temporary defensive investments, see "Investment Objectives and Policies--Municipal Bond Fund and Short-Term Municipal Bond Fund."

                        ADDITIONAL INVESTMENT INFORMATION

Investment Restrictions


     Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. In addition, the policy of each of Morgan Grenfell Municipal Bond Fund and Morgan Grenfell Short-Term Municipal Bond Fund to invest at least 80% of its net assets in tax-exempt securities (the "80% Policy") has been designated as fundamental. These Funds' 80% Policy and the investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval. Each Fund's shareholders will, however, be given 30 days' advance written notice of any change in a Fund's investment objective.


      Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

Portfolio Transactions

      The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. Securities traded in the over-the-counter markets and fixed income securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

      The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to the most favorable price requirement and the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.

      Pursuant to procedures established by the Trustees, subject to applicable regulations and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with SEI Financial Services Company, the Funds' distributor (the "Distributor"), and brokers with whom the Adviser or the Distributor is affiliated. No Fund will effect principal transactions with an affiliated broker.


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                                  Page - 25 -
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Portfolio Turnover

      It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Equity Funds will not exceed 150%. It is estimated that, under normal circumstances, the portfolio turnover rate of each other Fund will not exceed 175%. The higher portfolio turnover rates of these Funds may result from their respective portfolio management strategies. These Funds may sell securities held for a short time in order to take advantage of what the Adviser believes to be temporary disparities in normal yield relationships between securities. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund, particularly if the Fund's primary investments are equity securities. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income) (see "Portfolio Transactions"). See "Financial Highlights" for each Fund's portfolio turnover rate for the fiscal year ended October 31, 1997.

                             MANAGEMENT OF THE FUNDS

      The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

The Adviser

      MGCM, 885 Third Avenue, New York, New York, acts as investment adviser to each Fund pursuant to the terms of investment advisory contracts between the Trust, on behalf of the Funds, and MGCM (the "Advisory Contracts"). MGCM is registered as an investment adviser with the Commission and provides a full range of investment advisory services to institutional clients. All of the outstanding voting stock of MGCM is owned by Morgan Grenfell Asset Management ("MGAM"), which is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of September 30, 1997, MGCM managed approximately $9.69 billion in assets.

      Under its Advisory Contracts with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

                                                 Annual Rate
                                                 -----------

Morgan Grenfell Fixed Income Fund                   0.40%
Morgan Grenfell Municipal Bond Fund                 0.40%
Morgan Grenfell Short-Term Fixed Income Fund        0.40%
Morgan Grenfell Short-Term Municipal Bond Fund      0.40%
Morgan Grenfell Total Return Bond Fund              0.45%
Morgan Grenfell High Yield Bond Fund                0.50%
Morgan Grenfell Smaller Companies Fund              1.00%
Morgan Grenfell Microcap Fund                       1.50%
Morgan Grenfell Large Cap Growth Fund               0.75%



       The advisory fees to which the Adviser is entitled for Smaller Companies Fund, Microcap Fund and Large Cap Growth Fund are higher than the fees paid by most funds but the Adviser believes they are comparable to the fees paid by funds having similar investment objectives. As described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit each Fund's operating expenses to a specified level. For the fiscal year ended October 31, 1997, this voluntary agreement was in effect for each Fund (other than Morgan Grenfell Total Return Bond Fund, Morgan Grenfell High Yield Bond Fund and Morgan Grenfell Large Cap Growth



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                                  Page - 26 -

Fund, which were not in operation during such year). During this year, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund paid advisory fees equal to 0.35%, 0.33%, 0.0%, 0.0%, 0% and 0% of their respective average daily net assets.

      The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contracts. The expenses borne by each Fund include service fees, the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees.


      Each Fund other than the Equity Funds and the High Yield Bond Fund is managed utilizing a team approach led by David W. Baldt, Executive Vice President of the Adviser. Mr. Baldt has been in the investment advisory business since 1973 and with the Adviser since 1989. The rest of the team includes Gary
W. Bartlett, Warren S. Davis, Thomas J. Flaherty, Christopher J. Gagnier and Timothy C. Vile, all Senior Vice Presidents of the Adviser. Mr. Bartlett has been in the in the investment advisory business since 1982 (with the Adviser since 1992) and previously managed funds with Provident National Bank. Mr. Davis has been in the investment advisory business since 1986 (with the Adviser since
1995) and has managed funds with Merrill Lynch and Paine Webber. Mr. Flaherty has been in the investment advisory business since 1985 (with the Adviser since
1995) and previously managed funds with Prudential Securities. Mr. Vile has been in the investment advisory business since 1986 (with the Adviser since 1991) and previously managed funds for Equitable Capital Management. Mr. Gagnier has been in the investment advisory business since 1984 (with the Adviser since 1997) and previously employed with Paine Webber.


      The High Yield Bond Fund is managed by a committee consisting of investment professionals employed by the Adviser. This committee makes investment decisions for the Fund.

      The Smaller Companies Fund and Microcap Fund are each managed by a team of three experienced portfolio managers, Audrey M. T. Jones, David A. Baratta and John P. Callaghan. Ms. Jones and Mr. Baratta have served as members of the Funds's portfolio management team since the Fund's inception. Mr. Callaghan joined the Funds' portfolio management team (and the Adviser) in June 1997 and, prior to such time, worked as a portfolio manager for Odyssey Partners and Weiss, Peck & Greer. Ms. Jones has been employed by the Adviser as a portfolio manager since 1986. Prior to joining the Adviser in September 1994, Mr. Baratta worked as a portfolio manager for AIG Global Investors and Shearson Lehman Asset Management.

      The Large Cap Growth Fund is managed by a committee consisting of investment professionals employed by the Adviser. This committee makes investment decisions for the Fund.

Service Plans

      The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to service shares. Service fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in service shares. Service Organizations that are fiduciaries or parties in interest to Omnibus Accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA) should consult with their legal advisers regarding the receipt of service fees. See the Statement of Additional Information for further information.


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                                  Page - 27 -

      In the event that an agreement between a Service Organization and the Trust expires or is terminated, service shares beneficially owned by customers of such Service Organization will convert automatically to institutional shares of the same Fund. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved. Information regarding institutional shares of the Trust may be obtained by calling 1-800-550-6426.

Administrator and Distributor


      The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, pursuant to which SEI Financial Management receives from all series of the Trust and other funds advised by Morgan Grenfell Capital Management, Inc. an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such funds:

      0.10% of aggregate assets under $1 billion
      0.07% of next $500 million of aggregate assets
      0.05% of next $1 billion of aggregate assets
      0.04% of aggregate assets exceeding $2.5 billion

      Each Fund pays the Administrator a minimum annual fee that currently equals $60,000.


      The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.

      SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of service shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of service shares of the Funds.


Custodian and Transfer Agent

      The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern"), pursuant to which Northern serves as custodian of the assets of each Fund.


      DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City, Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' service shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.

      Additional information regarding the services performed by Service Organizations, the Administrator, the Distributor, the Custodians and the Transfer Agent is provided in the Statement of Additional Information.

                           PURCHASE OF SERVICE SHARES

      In order to make an initial investment in service shares of a Fund, an investor must establish an account with a Service Organization. Investors may invest in service shares through an Omnibus Account maintained by their Service Organization. Alternatively, investors may invest in service shares by establishing a shareholder account with the Trust (in addition to the account with their Service Organization). Investors who invest through Omnibus Accounts may be subject to minimums established by their Service Organizations


--------------------------------------------------------------------------------
                                  Page - 28 -
for initial and subsequent investments. Unless waived by the Trust, the minimum initial investment for Omnibus Accounts and investors who establish shareholder accounts with the Trust in each Fund is $250,000.

      Investors who invest through Omnibus Accounts should submit purchase orders to their Service Organization. Investors who establish shareholder accounts with the Trust should submit purchase orders to the Transfer Agent as described below. Service Shares of any Fund may be purchased by an investor on any Business Day at the net asset value next determined after receipt of the investor's order in good order by the investor's Service Organization or by the Transfer Agent, as the case may be. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who invests through an Omnibus Account, the investor's Service Organization must receive the investor's order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such investors' purchase orders to the Transfer Agent. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase order before the close of regular trading on the NYSE for the investor to receive that day's net asset value.

      There is no sales charge in connection with purchases of service shares. Investors may be subject to transaction and/or account maintenance fees imposed by their Service Organizations (no part of which will be received by the Trust or the Adviser). Any such fees will be payable directly by the investor, and not by the Fund. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of service shares. The Trust does not issue share certificates.

      For investors who invest through Omnibus Accounts, payment for initial and subsequent purchases of service shares should be made to the investors' Service Organizations. These investors should contact their Service Organizations for further details on how to purchase service shares. For investors who have shareholder accounts with the Trust, payment for initial and subsequent purchases of service shares should be made by mail or wire as described below.

Purchases by Mail

      Service shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund to:


By Regular Mail:                       By Overnight Mail:

Morgan Grenfell Investment Trust       Morgan Grenfell Investment Trust
P.O Box 419165                         c/o DST Systems, Inc.
Kansas City, MO 64141-6165             (SEI Division CT-7)
                                       1004 Baltimore
                                       Kansas City, MO 64105

      Third party checks, credit card checks and cash will not be accepted.

      Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.


--------------------------------------------------------------------------------
                                  Page - 29 -

Purchases by Wire

      Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase service shares of any Fund by requesting their bank to transmit funds by wire to:

                     United Missouri Bank, N.A.
                     ABA No. 10-10-00695
                     For: Account Number 98-7052-395-7
                     Further Credit: [appropriate Fund name]

      The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

      Initial Purchases: Before making an initial investment in service shares by wire, an investor must first telephone 1-800-407-7301 to be assigned a wire account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, social security or other taxpayer identification number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:


By Regular Mail:                       By Overnight Mail:

Morgan Grenfell Investment Trust       Morgan Grenfell Investment Trust
P.O Box 419165                         c/o DST Systems, Inc.
Kansas City, MO 64141-6165             (SEI Division CT-7)
                                       1004 Baltimore
                                       Kansas City, MO 64105

      Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.

Reports to Shareholders

      Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. Shareholders should contact their Service Organizations for information regarding the Funds. Also, shareholders who have shareholder accounts with the Trust may contact Morgan Grenfell Investment Trust for account information by calling 1-800-550-6426 or by writing to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.

Exchange Privilege

      A shareholder may exchange service shares of a Fund for service shares of an International Fund, subject, in the case of shareholders who invest through Omnibus Accounts, to any restrictions imposed by the Service Organizations that maintain such accounts. A shareholder should obtain and read the prospectus relating to service shares of an International Fund and consider its investment objective, policies and fees before making an exchange into that fund. Exchanges will be permitted only in those states in which service shares of the relevant fund is available for sale. The Funds reserve the right to refuse any exchange request.

      If a shareholder who has a shareholder account with the Trust elects the telephone exchange privilege on the Account Application, the shareholder may exchange service shares in its account in one Fund for service shares in any other Fund described in this Prospectus by telephone (by calling 1-800-407-7301), as long as all accounts are identically registered. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may exchange service shares in one Fund for service shares of any other Fund or International Fund by telephone, unless they indicate otherwise in writing to the Trust. For shareholders who have shareholder accounts with the Trust, the Transfer Agent must receive the


--------------------------------------------------------------------------------
                                  Page - 30 -
shareholder's exchange request in proper order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) for the investor to receive that day's net asset values. Service Organizations are responsible for promptly forwarding such investors' exchange requests to the Transfer Agent. For an investor who establishes a shareholder account with the Trust, the Transfer Agent must receive the investor's exchange request before the close of regular trading on the NYSE for the investor to receive that day's net asset values.

      Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request.

      An exchange is treated as a sale of the shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes.

                          REDEMPTION OF SERVICE SHARES

How To Redeem

      A shareholder may redeem service shares of a Fund without charge upon request on any Business Day at the net asset value next determined after receipt of the shareholder's redemption request by the shareholder's Service Organization (as long as the Service Organization promptly forwards the shareholder's redemption request to the Transfer Agent) or, in the case of shareholders who have shareholder accounts with the Trust, by the Transfer Agent. For a shareholder who invests through an Omnibus Account, the shareholder's Service Organization must receive the shareholder's redemption request before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) and promptly forward such request to the Transfer Agent for the investor to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such investors' redemption requests to the Transfer Agent. For a shareholder who has a shareholder account with the Trust, the Transfer Agent must receive the shareholder's redemption request before the close of regular trading on the NYSE for the shareholder to receive that day's net asset value.


      A shareholder who has a shareholder account with the Trust may request redemptions by telephone (by calling 1-800-407-7301) if the optional telephone redemption privilege is elected on the Account Application. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may redeem service shares by telephone, unless they indicate otherwise in writing to the Trust. Alternatively, Service Organizations and shareholders who have accounts with the Trust may submit redemption requests in writing. A written redemption request must specify the number of shares to be redeemed, the Fund from which service shares are being redeemed, the shareholder's or Omnibus Account's account number with the Trust, payment instructions and the exact registration of the Account. Written requests for redemptions should be forwarded to the Transfer Agent at:


By Regular Mail:                       By Overnight Mail:
Morgan Grenfell Investment Trust       Morgan Grenfell Investment Trust
P.O Box 419165                         c/o DST Systems, Inc.
Kansas City, MO 64141-6165             (SEI Division CT-7)
                                       1004 Baltimore
                                       Kansas City, MO 64105



--------------------------------------------------------------------------------
                                  Page - 31 -

Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds".

      In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Funds nor their agents will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

Payment of Redemption Proceeds

      For shareholders having accounts with the Trust, redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For shareholders who invest through Omnibus Accounts, redemption proceeds ordinarily will be wired to the Service Organization that maintains the Account, unless payment by check has been requested. Normally, redemption proceeds will be wired within no more than seven days after the Transfer Agent receives the appropriate redemption request documents from the redeeming investor's Service Organization, including any additional documentation that may be required in order to establish that a redemption request has been properly authorized. Frequently, redemption proceeds will be wired on the next Business Day after the Transfer Agent's receipt of such documents. In addition, the payment of redemption proceeds for service shares of a Fund recently purchased by check will be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further responsibility for the performance of intermediaries or Service Organization's or shareholder's bank in the transfer process. If a problem with such performance arises, the Service Organization or shareholder should deal directly with such intermediaries or bank.

      Service Organizations whose customers invest through Omnibus Accounts and shareholders who have accounts with the Trust may request that the Trust make redemption payments by Federal Reserve Wire or Automated Clearing House (ACH) wire. Redemption payments by Federal Reserve wire cannot be made on Federal holidays restricting wire transfers. There is no charge for ACH wire transactions; however, such transactions will not be posted to a Service Organization's or shareholder's bank account until the second Business Day following the transaction.

      A Service Organization or a shareholder who has an account with the Trust may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the Service Organization or such shareholder or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

      If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's


--------------------------------------------------------------------------------
                                  Page - 32 -
portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."

                                 NET ASSET VALUE

      The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund attributable to such class, subtracting liabilities (including accrued expenses and dividends payable) attributable to such class and dividing the result by the total number of outstanding shares of such class.

      For purposes of calculating net asset value , equity securities traded on a recognized securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day or, if no sale occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price. Debt securities and other fixed-income investments owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

      Certain portfolio securities held by the Funds (not including the Municipal Funds) may be listed on foreign exchanges which trade on days when the NYSE is closed. As a result, the net asset value of each class of any such Fund may be significantly affected by such trading on days when shareholders have no ability to redeem shares of the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each Equity Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each of the other Funds distributes substantially all of its net investment income in the form of dividends declared daily and paid monthly. Each Fund, including the Equity Funds, also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in


--------------------------------------------------------------------------------
                                  Page - 33 -
determining the amounts of short-term and long-term capital gains to be distributed.

      From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional service shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

Taxes

      Each Fund is treated as a separate entity for federal income tax purposes and has elected or, in the case of the Large Cap Growth Fund, intends to elect to be treated as a regulated investment company under Subchapter M of the Code. Each Fund intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing and other requirements of the Code.

      Dividends paid by a Fund from its net investment income, including original issue discount and market discount income (except for tax-exempt interest, including tax-exempt original issue discount, earned by the Municipal Funds), certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as capital gain regardless of how long the shareholder has held its shares. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending on the dates on which the gains are recognized and the applicable Fund's holding periods for the assets that produce the gains. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. A portion of the dividends paid to corporate shareholders by either Equity Fund from dividends they receive from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to holding period requirements and debt-financing limitations under the Code. Certain distributions declared in October, November or December and paid in January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared. Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes.

      Each Municipal Fund intends to satisfy certain requirements of the Code so that it may distribute the tax-exempt interest it receives as "exempt-interest dividends," as defined in the Code. Distributions paid by a Municipal Fund that are attributable to interest on tax-exempt obligations and that the Municipal Fund designates as exempt-interest dividends will be excluded from gross income for federal income tax purposes, although all or a portion of such a distribution may increase a shareholder's liability (if any) for the federal alternative minimum tax and the entire distribution may be includable in the tax base for determining taxability of social security or railroad retirement benefits. Distributions by a Municipal Fund from sources other than tax-exempt interest will generally be taxable as described in the preceding paragraph. Persons who are "substantial users" (or related persons to such substantial users) of facilities financed by industrial development or certain private activity bonds should consult their own tax advisers before purchasing shares of a Municipal Fund. Interest on indebtedness incurred or continued to purchase or carry shares of a Municipal Fund is not deductible to the extent attributable to such Fund's distributions that are exempt-interest dividends.


--------------------------------------------------------------------------------
                                  Page - 34 -

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to back-up withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute for Form W-8 is on file, to backup withholding on certain other payments from a Fund.

      A Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). The Funds anticipate that they generally will not be eligible to elect to pass such taxes or any associated foreign tax credits or deductions through to their shareholders, but will provide appropriate information to shareholders in the event such an election is made for any Fund.

      Investors should consider the tax implications of buying service shares immediately prior to a distribution (other than a daily dividend). Investors who purchase shares shortly before the record date for such a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

      Redemptions and exchanges of service shares are taxable events for shareholders that are subject to tax.

      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or municipal obligations of certain issuers located in the state or locality imposing the applicable taxes. In some states, such an exemption may be available only if certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding the application to them of the federal tax legislation referred to above and any other specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                      ORGANIZATION AND SHARES OF THE TRUST

      The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the Funds described in this Prospectus and thirteen additional series. Until December 28, 1994, the Fixed Income Fund and the Municipal Bond Fund were series of The Advisors' Inner Circle Fund, a business trust organized under the laws of The Commonwealth of Massachusetts on July 18, 1991. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: service shares and institutional shares.


--------------------------------------------------------------------------------
                                  Page - 35 -

      The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidations, except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

      When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

      Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


      As of January 30, 1998, Charles Schwab & Co. Inc. owned 95.36% of the outstanding shares of the Smaller Companies Fund, Donaldson Lufkin & Jenrette, Secs Corp. owned 90.71% of the outstanding shares of the Municipal Bond Fund and National Financial Services Corp. owned 88.32% of the outstanding shares of the Microcap Fund and 99.67% of the outstanding shares of the Short-Term Municipal Bond Fund.


      Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

                             PERFORMANCE INFORMATION

      From time to time, performance information, such as total return and yield for service shares of a Fund, may be quoted in advertisements or in communications to shareholders. Total return for service shares of a Fund may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in service shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's service shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the service


--------------------------------------------------------------------------------
                                  Page - 36 -
share price. Yield is computed by annualizing the result of dividing the net investment income per service share over a 30-day period by the net asset value per service share on the last day of that period.

      For the Municipal Funds, tax-equivalent yield may also be quoted. Tax-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after tax equivalent of a Municipal Fund's yield, assuming certain tax brackets for a shareholder.

      To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

      Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of service shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in service shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.


--------------------------------------------------------------------------------
                                  Page - 37 -

                                 APPENDIX A

                    THE ADVISER'S MICROCAP INVESTMENT RESULTS

        Set forth below are investment results for Morgan Grenfell Microcap Fund and a composite of accounts managed by the Microcap Equity Team of Morgan Grenfell Capital Management, Inc. (the "Adviser" or "MGCM") in accordance with the microcap investment strategy (the "MGCM Microcap Composite"). For comparison purposes, performance information is also shown for Morgan Grenfell Microcap Fund and the Russell 2000 (an index of small capitalization stocks). The Russell 2000 is comprised of issuers that are ranked according to market capitalization in the bottom 10% of the U.S. equity market. In contrast, Morgan Grenfell Microcap Funds's principal investments are common stocks of issuers that are ranked (at time of purchase) in the bottom 5% of U.S. equity market.

        Each of the Adviser's discretionary, microcap accounts (other than Morgan Grenfell Microcap Fund, which commenced operations on December 18, 1996) is included in the MGCM Microcap Composite. These accounts had the same investment objective as Morgan Grenfell Microcap Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated for Microcap Fund. See "Investment Objectives and Policies". Because of the similarities in investment strategies and techniques, the Adviser believes that the accounts included in the MGCM Microcap Composite are sufficiently comparable to Microcap Fund to make the performance data listed below relevant to prospective investors.*

        The investment results presented below for the MGCM Microcap Composite do not include Microcap Fund's investment results and are not intended to predict or suggest the returns that will be experienced by Microcap Fund or the return an investor may achieve by investing in shares of the Fund. Most of the accounts included in the MGCM Microcap Composite were not subject to the investment limitations, diversification requirements and other restrictions imposed on registered mutual funds by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended. If more of the accounts had been subject to these requirements, the performance of the MGCM Microcap Composite might have been lower.

        The investment results of the MGCM Microcap Composite were calculated in accordance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards and are shown net of commissions and transaction costs (including custody fees) and net of the highest investment advisory fee charged to any account included in the Composite (2.00% for periods prior to October 1, 1993 and 1.50% for subsequent periods). Microcap Fund's estimated total annual operating expenses are higher than the highest investment advisory fee charged to any account included in the MGCM Microcap Composite. As a result, it is expected that fees and expenses will reduce Microcap Fund's performance to a greater extent than investment advisory fees have reduced the performance of accounts included in the MGCM Microcap Composite.


--------------
* Audrey Jones, David Baratta and John Callaghan are the members of the Adviser's Microcap Equity Team. Ms. Jones has been a member of the Team throughout the eleven-year period for which data is shown. Mr. Baratta joined the Team in September 1994, following the departure of two portfolio managers who had been members of the Team since at least 1987. Mr. Callaghan joined the Team in June 1997, following the departure of a portfolio manager who had been a member of the Team since at least 1987. Also, in May 1996, another portfolio manager who had been a member of the Team since at least 1987 left MGCM.


--------------------------------------------------------------------------------
                                  Page - 38 -

                  PERFORMANCE OF MORGAN GRENFELL MICROCAP FUND


Total Return for Year Ended
December 31, 1997                                         19.80%

Annualized Total Return for Period
From December 18, 1996 to
December 31, 1997                                         21.80%



             PERFORMANCE OF MGCM MICROCAP COMPOSITE AND RUSSELL 2000


                           Average Annual Total Return
                           ---------------------------

                     MGCM Microcap
                     Composite
Year                 (Net of Fees)         Russell 2000
----                 ------------          -------------
1997                  18.77%                22.40%
1996                  50.49%                16.49%
1995                  54.29%                28.44%
1994                 (16.71)%               (1.81)%
1993                  18.15%                18.89%
1992                   3.49%                18.42%
1991                  74.37%                46.05%
1990                  (2.48)%              (19.50)%
1989                  24.25%                16.24%
1988                  14.13%                24.89%
1987                  (4.91)%               (8.77)%

--------------------------------------------------------------------------------
                                            MGCM Microcap
                                            Composite
                                            (Net of Fees)        Russell 2000
                                            -------------        ------------
Annualized Total Return  For
Period From December 31, 1986
to December 31, 1997                          18.53%              25.70%



--------------------------------------------------------------------------------
                                  Page - 39 -

                        Morgan Grenfell Investment Trust
                                885 Third svenue
                            New York, New York 10022


                               Investment Adviser
                    Morgan Grenfell Capital Management, Inc.
                                885 Third Avenue
                            New York, New York 10022


                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100


                                   Distributor
                         SEI Financial Services Company
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100



                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675



                                 Transfer Agent
                                DST Systems, Inc.
                             SEI Division CT-7 Tower
                                 1004 Baltimore
                           Kansas City, Missouri 64105


                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036


                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109


                               Service Information
                 Existing accounts, new accounts, prospectuses,
                      statements of additional information,
                applications, and service forms - 1-800-550-6426
                      Telephone Exchanges - 1-800-407-7301
                           Share Price and Performance
                          Information - 1-800-550-6426
                     (or contact your Service Organization)


-------------------------------------------------------------------------------
                                   Page - 40 -

                        MORGAN GRENFELL INVESTMENT TRUST
                             No-Load Open-End Funds
                                 Service Shares
                                885 Third Avenue
                            New York, New York 10022



                                February 25, 1998

                             (Revised March 6, 1998)




      Morgan Grenfell Investment Trust (the "Trust") is an open-end management investment company that includes eight diversified investment portfolios that focus on international equity investing (the "Funds"). Morgan Grenfell Investment Services Limited (the "Adviser" or "MGIS"), based in London England, serves as investment adviser to the Funds. The Funds are designed for long-term investors seeking to participate in foreign equity markets.

      The investment objective of each Fund is to maximize capital appreciation.

      Information concerning investment portfolios of the Trust that focus on U.S. investments (the "Domestic Funds") and non-U.S. fixed income investments (the "Non-U.S. Fixed Income Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

------------------------------------------------------------------------------



      This Prospectus provides information about the Trust and each of the Funds that investors should know before investing in service shares of the Funds. Investors should carefully read this Prospectus and retain it for future reference. For investors seeking more detailed information, the Statement of Additional Information dated February 25, 1998, as amended or supplemented from time to time, is available upon request without charge by calling the applicable telephone number listed on the back cover or by writing SEI Financial Services Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Statement of Additional Information, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Securities and Exchange Commission's Internet web site (http://www.sec.gov). Not all of the Funds are available in certain states. Please call 1-800-550-6426 to determine availability in a particular state.



------------------------------------------------------------------------------

      INVESTMENTS IN EMERGING MARKETS CAN INVOLVE SIGNIFICANT RISKS, AND MORGAN GRENFELL EMERGING MARKETS EQUITY FUND IS DESIGNED FOR AGGRESSIVE INVESTORS.

      SERVICE SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
                                    Page -1-

      Each Fund's primary investments are summarized below:

      Morgan Grenfell International Equity Fund invests primarily in equity and equity-related securities of companies in countries other than the United States.

      Morgan Grenfell Global Equity Fund invests primarily in equity and equity-related securities of companies throughout the world.

      Morgan Grenfell European Equity Fund invests primarily in equity and equity-related securities of companies in Europe.

      Morgan Grenfell Pacific Basin Equity Fund invests primarily in equity and equity-related securities of companies in Pacific Basin countries.

      Morgan Grenfell International Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in countries other than the United States.

      Morgan Grenfell Japanese Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Japan.

      Morgan Grenfell European Small Cap Equity Fund invests primarily in equity and equity-related securities of small capitalization companies in Europe.

      Morgan Grenfell Emerging Markets Equity Fund invests primarily in equity and equity-related securities of companies in countries with emerging securities markets.


--------------------------------------------------------------------------------
                                    Page -2-

                         TABLE OF CONTENTS

                                                              Page

Expense Information........................................      4
Financial Highlights.......................................      6
Introduction to the Funds..................................      8
Investment Objectives and Policies.........................     10
Description of Securities and Investment Techniques
  and Related Risks........................................     14
Additional Investment Information..........................     23
Management of the Funds....................................     24
Purchase of Service Shares.................................     26
Redemption of Service Shares...............................     28
Net Asset Value............................................     30
Dividends, Distributions and Taxes.........................     31
Organization and Shares of the Trust.......................     32
Performance Information....................................     34
Appendix A.................................................     35
Appendix B.................................................     39




--------------------------------------------------------------------------------
                                    Page -3-

                              EXPENSE INFORMATION
                               (Service Shares)*


                   FUND NAME                        International          Global            European             Pacific Basin
                                                     Equity Fund        Equity Fund         Equity Fund            Equity Fund
                                                   --------------      --------------     --------------          --------------

--------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases..............................      None                None               None                  None

Maximum Sales Charge
Imposed on Reinvested
Dividends.........................................      None                None               None                  None

Deferred Sales Charge
Imposed on Redemptions............................      None                None               None                  None

Exchange Fee......................................      None                None               None                  None

--------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
--------------------------------------------------------------------------------------------------------------------------------

Advisory fees .....................................     0.70%              0.70%               0.70%                0.70%

Other Expenses**...................................     2.34%              0.95%               0.72%                0.95%

Reduction of Advisory Fee
and Expense Limitation by Adviser ***..............    (1.89)%            (0.50)%             (0.27)%              (0.50)%

--------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses..........................................   1.15%              1.15%               1.15%                1.15%
--------------------------------------------------------------------------------------------------------------------------------

                                                     International         Japanese           European            Emerging
                   FUND NAME                           Small Cap          Small Cap           Small Cap           Markets
                                                      Equity Fund        Equity Fund         Equity Fund        Equity Fund
                                                    --------------      --------------     --------------      --------------
----------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction
Expenses:
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Purchases...............................      None                None               None                None

Maximum Sales Charge
Imposed on Reinvested
Dividends..........................................      None                None               None                None

Deferred Sales Charge
Imposed on Redemptions.............................      None                None               None                None

Exchange Fee.......................................      None                None               None                None

----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
(as a percentage of average net  assets
   after reduction of advisory fee)
----------------------------------------------------------------------------------------------------------------------------------

Advisory fees .....................................      1.00%              1.00%               1.00%              1.00%

Other Expenses**...................................      0.62%              0.95%               1.37%              0.69%

Reduction of Advisory Fee
and Expense Limitation by Adviser ***..............     (0.12)%            (0.45)%             (0.87)%            (0.19)%

----------------------------------------------------------------------------------------------------------------------------------
Net Fund Operating
   Expenses........................................      1.50%              1.50%               1.50%              1.50%
----------------------------------------------------------------------------------------------------------------------------------


* None of the service share classes of the above Funds were operational during the fiscal year ended October 31, 1997.
** The figure shown as Other Expenses for service shares of each Fund includes service fees of 0.25% of the Fund's average net assets attributable to service shares. For more information on service fees and a description of the circumstances in which service shares will be converted to institutional shares (another class of Fund shares), see "Management of the Funds -- Service Plans." *** The Adviser has agreed to reduce its advisory fee and to make arrangements to limit certain other expenses to the extent necessary to limit Fund Operating Expenses of service shares of each Fund, on an annual basis, to the specified percentage of each Fund's assets shown in the above table as Net Fund Operating Expenses. The above table and the following Example reflect this voluntary agreement. In its sole discretion, the Adviser may terminate or modify this voluntary agreement at any time after October 31, 1998. The purpose of this voluntary agreement is to enhance a Fund's total return during the period when, because of its smaller size, fixed expenses have a more significant impact on total return. After giving effect to the Adviser's voluntary agreement, each Fund's advisory fee is as follows: International Equity Fund, 0.00%; Global Equity Fund, 0.20%; European Equity Fund, 0.43%; Pacific Basin Equity Fund, 0.20%; International Small Cap Equity Fund, 0.88%; Japanese Small Cap Equity Fund, 0.55%; European Small Cap Equity Fund, 0.13%; Emerging Markets Equity Fund, 0.81%. If the Adviser's voluntary agreement were not in effect, the Fund Operating Expenses for service shares of each Fund would be as follows:
International Equity Fund 3.04%, Global Equity Fund 1.65%, European Equity Fund 1.42%, Pacific Basin Equity Fund 1.65%, Japanese Small Cap Equity Fund 1.95%, International Small Cap Equity Fund 1.62%, European Small Cap Equity Fund 2.37% and Emerging Markets Equity Fund 1.69%.



--------------------------------------------------------------------------------
                                    Page -4-

EXAMPLE:

       Investors in service shares would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:


                                     1               3             5             10
                                    Year           Years         Years          Years
                                    ----           -----         -----          -----
Morgan Grenfell International       $12            $37           $63            $140
  Equity Fund

Morgan Grenfell Global              $12            $37           $63            $140
  Equity Fund

Morgan Grenfell European            $12            $37           $63            $140
  Equity Fund

Morgan Grenfell Pacific Basin       $12            $37           $63            $140
  Equity Fund

Morgan Grenfell International       $15            $47           $82            $179
  Small Cap Equity Fund

Morgan Grenfell Japanese Small      $15            $47           $82            $179
  Cap Equity Fund

Morgan Grenfell European Small      $15            $47           $82            $179
  Cap Equity Fund

Morgan Grenfell Emerging            $15            $47           $82            $179
  Markets Equity Fund

-------------
      The purpose of the Expense Information Table and Example is to assist investors in understanding the various direct and indirect costs and expenses that an investment in service shares of a Fund will bear. "Other Expenses" included in the Expense Information Table and Example for each Fund other than Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund are estimates for the fiscal year ending October 31, 1998 that are based on actual expenses incurred during the fiscal year ended October 31, 1997, except that the figures shown assume that the service fees were in effect throughout the year ended October 31, 1997. "Other Expenses" for Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund and Morgan Grenfell Japanese Small Cap Equity Fund are based on estimated average net assets for the current fiscal year ending October 31, 1998. If the average net assets of any of these Funds exceeds the applicable estimate for such year, then its "Other Expenses" (as a percentage of average net assets) will be lower than the rate shown in the table. Conversely, if any such Fund's average net assets are lower than the estimate for such year, then its "Other Expenses" (as a percentage of average net assets) will be higher than the rate shown in the table. The Example assumes reinvestment of all dividends and distributions and that the percentage amounts listed in the Expense Information Table remain the same each year. If the Adviser were to discontinue its voluntary fee reductions, the expenses contained in the Example could increase.


      THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURN FOR ANY FUND. ACTUAL EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. For further information regarding advisory and service fees and other expenses of the Funds, see "Management of the Funds."


--------------------------------------------------------------------------------
                                    Page -5-

                              FINANCIAL HIGHLIGHTS



      Set forth below are selected data for an outstanding institutional share of each Fund for fiscal periods prior to and ended October 31, 1997. The data set forth below has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. No data is shown below for service shares of any Fund because no service shares of any Fund were outstanding on or prior to October 31, 1997.

      The information set forth below should be read in conjunction with the financial statements and notes thereto which appear in the Statement of Additional Information. The Statement of Additional Information and the Trust's annual report for the year ended October 31, 1997, which contains further information about the Funds' performance, are available free of charge by calling 1-800-550-6426. No information is presented below for Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Fund or Morgan Grenfell Japanese Small Cap Equity Fund because these Funds had not commenced operations by October 31, 1997.




--------------------------------------------------------------------------------
                                    Page -6-

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For an Institutional Share Outstanding Throughout Each Period Ended October 31

----------------------------------------------------------------------------------------------------------------------------------
                                                         Net
                  Net Asset           Net              Realized         Distributions        Distributions
                    Value          Investment            and              from Net           from Realized        Net Asset
                  Beginning         Income /          Unrealized         Investment             Capital           Value End
     Year         of Period          (Loss)         Gains/(Losses)         Income                Gains            of Period
     ----         ---------          ------         --------------         ------                -----            ---------
--------------------------------------------------
International Equity Fund
--------------------------------------------------
1997               $ 11.88          $  0.16            $  0.28             $ (0.15)             $ (0.55)            $ 11.62
1996               $ 10.95          $  0.11            $  1.25             $ (0.43)                -                $ 11.88
1995 (1)*          $ 10.00          $  0.08            $  0.87                -                    -                $ 10.95
--------------------------------------------------
European Equity Fund
--------------------------------------------------
1997               $ 10.60          $  0.25            $  2.11             $ (0.03)             $ (0.12)            $ 12.81
1996 (2)*          $ 10.00          $   -              $  0.60                -                    -                $ 10.60
---------------------------------------------------------------------
International Small Cap Equity Fund
---------------------------------------------------------------------
1997               $  9.96          $  0.10            $ (1.12)            $ (0.13)                -                $  8.81
1996               $  9.40          $  0.03            $  0.57             $ (0.04)                -                $  9.96
1995               $ 10.35          $  0.03            $ (0.72)            $ (0.04)             $ (0.22)            $  9.40
1994 (3)*          $ 10.00          $  0.02            $  0.33                -                    -                $ 10.35
--------------------------------------------------
European Small Cap Equity Fund
--------------------------------------------------
1997               $ 12.54          $  0.04            $ (0.22)            $ (0.18)             $ (0.38)            $ 11.80
1996               $ 11.55          $  0.12            $  1.03             $ (0.12)             $ (0.04)            $ 12.54
1995 (4)*          $ 10.00          $  0.12            $  1.44             $ (0.01)                -                $ 11.55
--------------------------------------------------
Emerging Markets Equity Fund
--------------------------------------------------
1997               $  8.80          $ (0.03)           $ (0.85)            $ (0.01)             $ (0.22)            $  7.69
1996               $  8.11          $  0.06            $  0.75             $ (0.03)             $ (0.09)            $  8.80
1995               $ 11.00          $  0.04            $ (2.29)            $ (0.02)             $ (0.62)            $  8.11
1994  (5)*         $ 10.00          $ (0.01)           $  1.01                -                    -                $ 11.00
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Ratio of Net
                                                                                            Ratio of           Investment
                                                                                            Expenses          Income (Loss)
                                                                       Ratio of Net         to Average         to Average
                                                    Ratio of            Investment          Net Assets          Net Assets
                                Net Assets         Expenses to         Income(Loss)         (Excluding          (Excluding
                   Total          End of             Average            to Average           Expense             Expense
     Year         Return       Period (000)        Net Assets           Net Assets         Limitations)         Limitations)
     ----         ------       ------------        ----------           ----------         ------------         ------------
--------------------------------------------------
International Equity Fund
--------------------------------------------------
1997               3.78%          $ 4,954             0.90%                0.97%              2.79%              (0.92)%
1996              12.70%          $ 3,423             0.90%                0.72%              3.59%              (1.97)%
1995 (1)*          9.50%          $ 2,738             0.90%                1.55%              2.73%              (0.28)%
--------------------------------------------------
European Equity Fund
--------------------------------------------------
1997              22.48%          $ 39,330            0.90%                1.71%              1.17%               1.44%
1996 (2)*          6.00%          $ 17,902            0.90%               (0.41)%             1.40%              (0.91)%
---------------------------------------------------------------------
International Small Cap Equity Fund
---------------------------------------------------------------------
1997             (10.40)%         $ 53,395            1.25%                0.16%              1.37%               0.04%
1996               6.43%          $106,709            1.25%                0.35%              1.38%               0.22%
1995              (6.67)%         $ 90,917            1.25%                0.41%              1.48%               0.18%
1994 (3)*          3.50%          $ 68,798            1.25%                0.34%              1.67%              (0.08)%
--------------------------------------------------
European Small Cap Equity Fund
--------------------------------------------------
1997              (1.47)%         $ 9,641             1.25%                0.58%              2.12%              (0.29)%
1996              10.06%          $ 9,856             1.25%                0.96%              2.50%              (0.29)%
1995 (4)*         15.66%          $ 9,336             1.25%                1.25%              2.24%               0.26%
--------------------------------------------------
Emerging Markets Equity Fund
--------------------------------------------------
1997             (10.31)%         $ 94,101            1.25%                0.68%              1.44%               0.49%
1996              10.02%          $ 88,279            1.25%                0.63%              1.52%               0.36%
1995             (21.00)%         $ 93,288            1.25%                0.44%              1.55%               0.14%
1994 (5)*         10.00%          $ 56,892            1.36%               (0.12)%             1.79%              (0.55)%
------------------------------------------------------------------------------------------------------------------------------

                 Portfolio         Average
                  Turnover        Commission
     Year           Rate            Rate**
--------------------------------------------------
International Equity Fund
--------------------------------------------------
1997                55%            $ 0.0325
1996                39%            $ 0.0221
1995 (1)*           19%               N/A
--------------------------------------------------
European Equity Fund
--------------------------------------------------
1997                45%            $ 0.0381
1996 (2)*            5%            $ 0.0324
--------------------------------------------------
International Small Cap Equity Fund
--------------------------------------------------
1997                59%            $ 0.0074
1996                47%            $ 0.0170
1995                62%               N/A
1994 (3)*           41%               N/A
--------------------------------------------------
European Small Cap Equity Fund
--------------------------------------------------
1997                44%            $ 0.0656
1996                49%            $ 0.0327
1995 (4)*           34%               N/A
--------------------------------------------------
Emerging Markets Equity Fund
--------------------------------------------------
1997                94%            $ 0.0006
1996                69%            $ 0.0003
1995                49%               N/A
1994 (5)*           45%               N/A
--------------------------------------------------

(1) International Equity Fund commenced operations on 5/15/95.
(2) European Equity Fund commenced operations on 9/3/96.
(3) International Small Cap Equity Fund commenced operations on 1/3/94.
(4) European Small Cap Equity Fund commenced operations on 11/1/94.
(5) Emerging Markets Equity Fund commenced operations on 2/2/94.

* All ratios, excluding total return and portfolio turnover rate for the period, are annualized.

** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


--------------------------------------------------------------------------------
                                    Page -7-

                        INTRODUCTION TO THE FUNDS


      Morgan Grenfell Investment Trust (the "Trust") offers a number of mutual funds, each of which is a separate series of the Trust. This Prospectus relates solely to the Funds. Information regarding investment portfolios of the Trust that focus on U.S. investments (the "Domestic Funds") and non-U.S. fixed income investments (the "Non-U.S. Fixed Income Funds") is contained in separate prospectuses that may be obtained by calling 1-800-550-6426.

      Under normal market conditions, the Funds will invest primarily in foreign equity securities. Investing primarily in foreign equity securities and across international borders presents growth opportunities and potentially higher returns than could be achieved by investing solely in the United States. International investing permits participation in the economies of countries with business cycles and stock and bond market performance often different from that in the United States and, with more than one-half of the world's stock and bond market value outside the United States, it can help broaden the investments of a portfolio otherwise solely invested in domestic securities. International investments also involve certain risks not normally associated with domestic investments. The Funds are designed for long-term investors comfortable with the special risk and return characteristics of investing internationally. See "Description of Securities and Investment Techniques and Related Risks."


      MGIS, which is a fully owned subsidiary of London-based Morgan Grenfell Asset Management, serves as the investment adviser to each of the Funds. Morgan Grenfell Asset Management has been managing international investments for over thirty years and, together with MGIS and its other subsidiaries now has over US$ 107 billion of assets under management. Within the Morgan Grenfell Asset Management Group, MGIS has specialized in delivering international investment management services to U.S. investors in both equity and fixed income markets.


      This Prospectus relates solely to service shares of the Funds. Service shares may be purchased through financial planners, investment advisers, broker-dealers and other institutions ("Service Organizations"). Some Service Organizations may provide omnibus accounting services for groups of individuals who beneficially own the service shares ("Omnibus Accounts"). Omnibus Accounts include pension and retirement plans (such as 401(k) plans, 457 plans and 403(b) plans) and programs through which Service Organizations provide personal and/or account maintenance services to groups of individuals, whether or not such individuals invest on a tax-deferred basis. Investors may only purchase service shares through Service Organizations. See "Purchase of Service Shares" for further information.

      The Funds offer another class of shares (institutional shares), which is subject to different expenses and therefore has different performance than service shares. Information regarding institutional shares may be obtained by calling 1-800-550-6426. As described below under "Management of the Funds -- Service Plans", all or a portion of a Fund's outstanding service shares will be converted to institutional shares of the same Fund under certain circumstances.

GEOGRAPHIC AND ISSUER FOCUS

      For purposes of each Fund's investment objective and policies, a company is considered to be located in a particular country if it (1) is organized under the laws of that country and has a principal place of business in that country or (2) derives 50% or more of its total revenues from business in that country.

      European Equity Fund, Pacific Basin Equity Fund, Japanese Small Cap Equity Fund and European Small Cap Equity Fund focus their respective investments in the particular region or country reflected in their names. In contrast, International Equity Fund, Global Equity Fund and International Small Cap Equity Fund may spread their investments across world markets.

      International Small Cap Equity Fund, Japanese Small Cap Equity Fund and

--------------------------------------------------------------------------------
                                    Page -8-

European Small Cap Equity Fund focus their investments on equity securities of companies with market capitalizations that are small relative to the market capitalizations of other issuers in the same market. Each of these Funds has its own policy regarding what constitutes a small capitalization company. See "Investment Objective and Policies." Small capitalization companies may offer greater opportunities for capital growth than larger, more mature companies, but investments in small capitalization companies also involve special risks. See "Description of Securities and Investment Techniques and Related Risks --Small Capitalization Companies."

      Emerging Markets Equity Fund seeks to attain its objective by focusing on what are, in the Adviser's view, the most promising markets and companies in the world's rapidly developing countries. While emerging markets are highly volatile and subject to change with political or economic developments, they offer the opportunity for substantial stock market growth.


      Certain of the Funds have no operating history and there can be no assurance that any Fund will achieve its investment objective.


SELECTION OF PORTFOLIO SECURITIES

      EQUITY AND EQUITY-RELATED SECURITIES. Equity and equity-related securities in which the Funds may invest include common stock, preferred stock, and warrants, purchased call options and other rights to acquire stocks. See "Description of Securities and Investment Techniques and Related Risks." In selecting equity and equity-related securities for the Funds' portfolios, the Adviser will focus on those companies which have earnings growth that, in the Adviser's view, has not been sufficiently reflected in the market price of the security. The Funds may also invest in equity and equity-related securities where the fundamental value of the issuer is believed to be greater than its current market price. Fundamental value will be determined by taking into account various factors including earnings per share, the ratio of book value to market price, and the company's cash flow and dividend yield. While individual security selection is an important part of the investment process, macro-economic factors such as prospects for relative economic growth among countries, regions or geographic areas, expected levels of inflation and political policies influencing business conditions will also be considered.

      FIXED INCOME SECURITIES. Fixed income securities in which the Funds may invest include U.S. and foreign government securities and corporate fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities." In selecting fixed income investments, the Adviser uses a top-down approach which gives primary emphasis to the relative attractiveness of bond markets and currencies. Markets are selected after consideration is given to their risk and return outlook under various economic scenarios. Currencies are evaluated separately, and the underlying currency mix of each Fund's position in fixed income securities generally is designed to enhance returns during periods of relative U.S. dollar weakness and to protect return during periods of relative U.S. dollar strength. These investment decisions require consideration of macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. The Adviser also considers the characteristics of individual securities and issuers.


      The fixed income securities in which each Fund may invest may have stated maturities ranging from overnight to 1,000 years.

INVESTMENT TECHNIQUES AND RISK FACTORS


      FOREIGN SECURITIES. Investing in the securities of foreign issuers and of companies whose securities are principally traded outside the United States involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. For example, in many foreign countries, securities markets are less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. Also, in many foreign countries, there is less publicly available information about foreign issuers. Moreover, the


--------------------------------------------------------------------------------
                                   Page -9-
value of the securities of foreign issuers held in a Fund's portfolio will be affected by changes in currency exchange rates, which may be incurred due to either changes in securities prices expressed in local currencies or due to movements in exchange rates, or both. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."


      FOREIGN CURRENCY TRANSACTIONS. To attempt to manage exposure to fluctuations in currency exchange rates and, in some circumstances, to seek to profit from exchange rate fluctuations, each Fund may employ certain currency management techniques, including forward foreign currency exchange contracts, options and futures on currencies and currency swaps. In addition, each Fund may also employ a variety of active investment management techniques, including entering into options, futures, options on futures, interest rate swaps and when-issued and forward commitment transactions in order to attempt to hedge its positions against potential adverse changes in future foreign currency exchange rates and for non-hedging purposes. Whether for hedging or non-hedging purposes, these transactions entails special risks. See "Description of Securities and Investment Techniques and Related Risks--Currency Management Techniques."


      FIXED INCOME SECURITIES. To the extent that the Funds invest in fixed income securities, their net asset values will change in response to fluctuations in interest rates and in currency exchange rates. When interest rates decline, the value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities generally can be expected to decline. The performance of investments in fixed income securities denominated in a foreign currency generally can be expected to increase when the value of the foreign currency appreciates. A rise in foreign interest rates or a decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund's investments in securities denominated in a foreign currency. See "Description of Securities and Investment Techniques and Related Risks--Fixed Income Securities."

     TEMPORARY DEFENSIVE INVESTMENTS. When market conditions warrant, in the judgment of the Adviser, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in U.S. or, subject to tax requirements, Canadian dollars, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities) and commercial paper of U.S. or foreign issuers, cash equivalents and certain high grade fixed income securities. See "Description of Securities and Investment Techniques and Related Risks--Temporary Defensive Investments."


    YEAR 2000 COMPLICANCE. Certain management and shareholder account services provided to the Funds and their shareholders depend on the proper functioning of computer systems. Many computer systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. If left uncorrected, this software flaw could have an adverse effect on the handling of security trades and pricing and shareholder account services. The Adviser and the Trust's administrator, principal underwriter, transfer agent and custodian have been actively working on necessary changes to their computer systems to deal with the year 2000. Although there can be no assurance that these systems will be properly adapted in time for that event, the management of the Trust expects that they will be.



                       INVESTMENT OBJECTIVES AND POLICIES

INTERNATIONAL EQUITY FUND

      The investment objective of the International Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in countries other than the United States. The Fund will focus on securities traded in equity markets of the countries represented in the Morgan Stanley Capital International-Europe Australia Far East Index (the "EAFE(R) Index") but may decide, on a stock-specific basis, to make investments

--------------------------------------------------------------------------------
                                    Page -10-
in other foreign markets. The EAFE(R) Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities of companies in at least three foreign countries.


      The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in the United States.

GLOBAL EQUITY FUND

      The investment objective of the Global Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies in at least three countries. These countries may include Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom, the United States, Canada, Mexico, Japan, Hong Kong, Singapore, Australia, Malaysia, Indonesia, the Philippines, Thailand, and New Zealand. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other countries.


        The Fund may invest more than 25% of its total assets in each of Japan, the United States and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents and investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser) of issuers located anywhere in the world.

EUROPEAN EQUITY FUND

      The investment objective of the European Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in equity and equity-related securities of companies located in other European countries.


      The Fund may invest more than 25% of its total assets in each of France, Germany and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or


--------------------------------------------------------------------------------
                                   Page -11-
higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in non-European countries, including the United States.

PACIFIC BASIN EQUITY FUND

      The investment objective of the Pacific Basin Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies located in Pacific Basin countries, including Japan, Australia, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, Indonesia, Taiwan, South Korea and New Zealand. At the discretion of the Adviser, the Fund may invest in other Pacific Basin countries.


      The Fund may invest more than 25% of its total assets in each of Japan and Hong Kong, reflecting the dominance of these stock markets in the Pacific Basin. Investing in Japan and Hong Kong to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in Japan, Hong Kong and China. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers located in countries outside the Pacific Basin, including the United States.

INTERNATIONAL SMALL CAP EQUITY FUND


      The investment objective of the International Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in countries other than the United States. Small capitalization companies are: (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a stock exchange, (ii) companies listed on a secondary market (e.g., the Tokyo Stock Exchange Second Section, the Singapore SESDAQ Market) and (iii) companies whose securities are not listed on a stock exchange or secondary market.

      The Fund will focus on companies located in countries represented in the NatWest Euro Pacific Index, but may decide, on a stock-specific basis, to make investments in companies located outside of these countries. The Nat West Euro Pacific Index includes the equity markets of Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity and equity-related securities issued by small capitalization companies in at least three different foreign countries.

      The Fund may invest more than 25% of its total assets in each of Japan and the United Kingdom. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located outside the United States and companies of any size located in the United States.


--------------------------------------------------------------------------------
                                   Page -12-

JAPANESE SMALL CAP EQUITY FUND


      The investment objective of the Japanese Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in Japan. Small capitalization companies are:
(i) companies ranked according to market capitalization in the bottom 20% of issuers listed on the Tokyo Stock Exchange, (ii) companies listed on a Japanese secondary market (e.g., the Tokyo Stock Exchange Second Section) and (iii) companies whose securities are not listed on a stock exchange or secondary market. Investing in Japanese companies to this extent will cause the Fund to be particularly susceptible to the effects of social, political and economic events that occur in Japan. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in Japan and companies of any size located in countries other than Japan, including the United States.

EUROPEAN SMALL CAP EQUITY FUND


      The investment objective of the European Small Cap Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of small capitalization companies located in European countries, including Austria, Belgium, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. At the discretion of the Adviser, the Fund may invest in other European countries. Small capitalization companies are: (i) companies ranked according to market capitalization in the bottom 25% of issuers listed on a European stock exchange,
(ii) companies listed on a European secondary market and (iii) companies whose securities are not lsited on a stock exchange or secondary market.

      The Fund may invest more than 25% of its total assets in each of Germany, France and the United Kingdom, reflecting the dominance of these countries' stock markets in Europe. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of large and medium capitalization companies located in European countries and companies of any size located in non-European countries, including the United States.

EMERGING MARKETS EQUITY FUND

      The investment objective of the Emerging Markets Equity Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities (but not less than 60% directly in stocks) of companies that are located in countries with emerging securities markets; that is, countries with securities markets that are, in the opinion of the Adviser, emerging as investment markets but that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of foreign investor participation. Countries with emerging securities markets include:
Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Costa


--------------------------------------------------------------------------------
                                   Page -13-

Rica, Cyprus, Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Vietnam. At the discretion of the Adviser, the Fund may invest in other countries with emerging securities markets.

      Investments in securities of companies located in countries with emerging securities markets may offer greater opportunities for capital growth than investments in securities traded in developed markets. However, investing in emerging securities markets also involves risks that are not present in developed markets. See "Description of Securities and Investment Techniques and Related Risks--Foreign Securities."


      The Fund may invest more than 25% of its total assets in each of Brazil, Malaysia and Mexico. Investing in these countries to this extent will cause the Fund to be particularly susceptible to the effects of political and economic developments in these countries. See "Description of Securities and Investment Techniques and Related Risks--Region and Country Investing."


      Up to 35% of the Fund's total assets may be invested in cash equivalents, investment grade fixed income securities (i.e., securities rated BBB, Baa, or higher by Standard & Poor's, Moody's or comparable rating agency, or, if unrated, determined to be of comparable quality by the Adviser), and equity and equity-related securities of issuers traded in developed markets, including the U.S. securities markets.


DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES AND RELATED RISKS


FOREIGN SECURITIES

      GENERAL. Subject to their respective investment objectives and policies, the Funds may invest in securities of foreign issuers, including U.S. dollar-denominated and non-dollar denominated foreign equity and fixed income securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. While investments in securities of foreign issuers and non-U.S. dollar denominated securities may offer investment opportunities not available in the United States, such investments also involve significant risks not typically associated with investing in domestic securities. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to the Funds' investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Funds' portfolios. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other Fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities.

      To the extent the Funds' investments are denominated in foreign currencies, the Funds' net asset values may be affected favorably or unfavorably by fluctuations in currency exchange rates and by changes in exchange control regulations. For example, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value subsequently falls, the Adviser's currency management may result in increased losses to the Fund. Similarly, if the Adviser hedges a Fund's exposure to a foreign currency, and that currency's value rises, the Fund will lose the opportunity to participate in the currency's appreciation. The Funds will incur transaction costs in connection with conversions between currencies.


--------------------------------------------------------------------------------
                                   Page -14-

      INVESTMENTS IN AMERICAN, EUROPEAN, GLOBAL AND INTERNATIONAL DEPOSITORY RECEIPTS. The Funds may invest in foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or International Depository Receipts ("IDRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

      INVESTMENTS IN EMERGING MARKETS. Each of the Funds may invest to varying degrees in one or more countries with emerging securities markets. These countries are generally located in Latin America, Europe, the Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and, at times, may have nationalized or expropriated the assets of private companies. As a result, these risks, including the risk of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund's investments in these countries, as well as the availability of additional investments in these countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make the Funds' investments in these countries illiquid and more volatile than investments in most Western European countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in these countries. The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those countries.


      REGION AND COUNTRY INVESTING. Each Fund may focus its investments in a particular region and/or in one or more foreign countries. Focusing a Fund's investments in a particular region or country will subject the Fund, to a greater extent than if its investments in such region or country were more limited, to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that region or country.


CURRENCY MANAGEMENT TECHNIQUES

      GENERAL. The performance of foreign currencies relative to that of the U.S. dollar is an important factor in each Fund's performance and the Adviser may manage the Fund's exposure to various currencies to seek to take advantage of the yield, risk and return characteristics that different currencies can provide. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well, notwithstanding the performance of a Fund's underlying assets. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments in that country.


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                                   Page -15-

      In an attempt to manage exposure to currency exchange rate fluctuations, the Funds may enter into forward foreign currency exchange contracts or currency swap agreements, purchase securities indexed to foreign currencies, and buy and sell options and futures contracts relating to foreign currencies and options on such futures contracts. See "Forward Foreign Currency Transactions," "Interest Rate and Currency Swaps," "Options" and "Futures and Options on Futures" below. The Funds may use currency hedging techniques in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. Other currency management strategies allow the Adviser to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. There is no overall limitation on the amount of assets that any of the Funds may commit to currency management strategies. Although the Adviser may attempt to manage currency exchange rate risks, there is no assurance that the Adviser will do so, or do so at an appropriate time or that the Adviser will be able to predict exchange rates accurately.

      Securities held by a Fund are generally denominated in the currency of the foreign market in which the investment is made. However, securities held by a Fund may be denominated in the currency of a country other than the country in which the security's issuer is located. The Funds may also invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain member countries of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in their relative values. In addition, the Funds may invest in securities denominated in other currency "baskets."

      FORWARD FOREIGN CURRENCY TRANSACTIONS. Each of the Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts ("forward currency contracts") to purchase or sell foreign currencies. A Fund may purchase or sell forward currency contracts for hedging purposes and also for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in a Fund's portfolio. When purchased or sold for non-hedging purposes, forward currency contracts are speculative.


      Each Fund may enter into forward currency contracts to purchase foreign currency to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. Each Fund may enter into contracts to sell foreign currency to attempt protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.


      If a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the forward currency contract generally will not have a term greater than one year. The forecasting of short-term currency market movements is extremely difficult and there can be no assurance that short-term hedging strategies will be successful.

      When a Fund enters into a forward currency contract to sell foreign currency for non-hedging purposes or to buy foreign currency for any purpose, the Fund will be required to place cash, U.S. Government securities or liquid securities in a segregated account, which will be marked to market daily, in an amount equal to the value of the total assets committed to the consummation of the forward currency contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


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                                   Page -16-

      Forward currency contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will not enter into forward currency contracts unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is determined to be investment grade by the Adviser. The Adviser will monitor the claims-paying ability of the counterparty on an ongoing basis.

      A Fund may also utilize forward foreign currency contracts to establish a synthetic investment position designed to change the currency characteristics of a particular security without the need to sell such security. For example, a Fund wishing to acquire a particular security that is denominated in French Francs, but wishing to seek exposure to a second currency and not the Franc, may simultaneously enter into a forward contract to sell an equivalent value of Francs in exchange for such foreign currency. Synthetic investment positions will typically involve the purchase of U.S. dollar-denominated securities together with a forward contract to purchase the currency to which the Fund seeks exposure and to sell U.S. dollars. This may be done because the range of highly liquid short-term instruments available in the U.S. may provide greater liquidity to a Fund than actual purchases of foreign currency-denominated securities in addition to providing superior returns in some cases. Depending on
(a) each Fund's liquidity needs, (b) the relative yields of securities denominated in different currencies and (c) spot and forward currency rates, a significant portion of a Fund's assets may be invested in synthetic investment positions, subject to compliance with the tax requirements for qualification as a regulated investment company. See "Taxes."

      There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of the U.S. dollar-denominated security is not exactly matched with a Fund's obligation under a forward currency contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in the value of the U.S. dollar. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so.

      For a description of the Funds' transactions in currency options, futures and swaps, see "Options--Currency Options," "Futures Contracts and Options on Futures Contracts" and "Interest Rate and Currency Swaps."

SMALL CAPITALIZATION COMPANIES


      The Japanese Small Cap Equity Fund, the European Small Cap Equity Fund and the International Small Cap Equity Fund each invests a significant portion of its assets in smaller, lesser-known, foreign companies which the Adviser believes offer greater growth potential than larger, more mature, better-known companies. Investing in the securities of these companies, however, also involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small companies and unseasoned stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks and the greater sensitivity of small companies to changing economic conditions in their geographic region. For example, securities of these companies involve higher investment risk than that normally associated with larger firms due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.


OPTIONS

      WRITTEN OPTIONS. Each Fund may write (sell) covered put and call options on equity and fixed income securities and enter into related closing transactions. A Fund may receive fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund assumes certain risks. For example, in the case of a written call option,


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                                   Page -17-
the Fund forfeits the right to any appreciation in the underlying security while the option is outstanding. A put option gives to its purchaser the right to compel the Fund to purchase an underlying security from the option holder at the specified price at any time during the option period. In contrast, a call option written by the Fund gives to its purchaser the right to compel the Fund to sell an underlying security to the option holder at a specified price at any time during the option period. Upon the exercise of a put option written by a Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. All options written by a Fund are covered. In the case of a call option, this means that the Fund will own the securities subject to the option or an offsetting call option as long as the written option is outstanding, or will have the absolute and immediate right to acquire the securities that are subject to the written option. In the case of a put option, this means that the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian with a value at least equal to the exercise price of the put option.

      PURCHASED OPTIONS. The Funds may also purchase put and call options on securities. The advantage to the purchaser of a call option is that it may hedge against an increase in the price of securities it ultimately wishes to buy. The advantage to the purchaser of a put option is that it may hedge against a decrease in the price of portfolio securities it ultimately wishes to sell.

      Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter.

      YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread, or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      CURRENCY OPTIONS. The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage portfolio exposure to changes in U.S. dollar exchange rates. Call options on foreign currency written by a Fund will be covered, which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will deposit cash or liquid securities or a combination of both in a segregated account with the custodian in an amount equal to the amount the Fund would be required to pay upon exercise of the put option.

STOCK INDEX OPTIONS

      The Funds may purchase and write exchange-listed put and call options on stock indices to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Examples of well-known foreign stock indices are the Toronto Stock Exchange Composite 100 and the Financial Times Stock Exchange 100. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.


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                                   Page -18-

      When a Fund writes an option on a stock index, it will cover the option by depositing cash or liquid securities or a combination of both in an amount equal to the market value of the option, in a segregated account, which will be marked to market daily, with the custodian, and will maintain the account while the option is open. Alternatively, and only in the case of a written call option on a stock index, the Fund may cover the written option by owning an offsetting call option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      When deemed advisable by the Adviser, each of the Funds may enter into futures contracts and purchase and write options on futures contracts to hedge against changes in interest rates, securities prices or currency exchange rates or for certain non-hedging purposes. The Funds may purchase and sell financial futures contracts, including stock index futures, and purchase and write related options. A Fund may engage in futures and related options transactions for hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund will not enter into futures contracts or options thereon for non-hedging purposes, if immediately thereafter, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Funds to purchase securities or currencies, require the Funds to segregate assets with a value equal to the amount of the Fund's obligations.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


      Each of the Funds' active management techniques involves (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) correlation risk that changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged, and (3) market risk that an incorrect prediction of securities prices or exchange rates by the Adviser may cause a Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.


      The use of options, futures and forward currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Adviser's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by a Fund in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

      Except as set forth above under "Futures Contracts and Options on Futures Contracts" there is no limit on the percentage of a Fund's assets that may be invested in futures contracts and related options or forward currency contracts. A Fund may not invest more than 25% of its total assets in purchased protective put options. A Fund's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for


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                                   Page -19-
qualification of the Fund as a regulated investment company for tax purposes. See "Taxes" in the Statement of Additional Information.

FIXED INCOME SECURITIES

      The Funds may invest in a broad range of U.S. and non-U.S. fixed income securities. To the extent a Fund invests in fixed income securities, its net asset value can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

      If a fixed income security, that at the time of purchase satisfied a Fund's minimum rating criteria, is subsequently downgraded, the Fund will not be required to dispose of the security. If such a downgrading occurs, however, the Adviser will consider what action, including the sale of the security, is in the best interest of the Fund. No Fund will continue to hold fixed income securities that have been downgraded below investment grade if more than 5% of that Fund's net assets would consist of such securities.

      FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Funds may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational or quasi-governmental entities. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the InterAmerican Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. For a description of the risks associated with all investments in foreign securities, see "Foreign Securities" above.

      U.S. GOVERNMENT SECURITIES. The Funds may invest in obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities"). Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported either by (i) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (ii) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), (iii) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association ("FNMA")), or (iv) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

      The Funds may also invest in separately traded principal and interest components of U. S. Government securities if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the U.S. Government.

      CUSTODIAL RECEIPTS. Each Fund may acquire custodial receipts which are typically issued by a custodian bank or investment brokerage firm. These receipts represent unmatured interest coupons that have been separated ("stripped") by a custodian bank or investment brokerage firm, and evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered U.S. Government securities.


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                                   Page -20-

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

      The Funds may invest in mortgage-backed securities, which represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These include collateralized mortgage obligations ("CMOs") and various "stripped" mortgage-backed securities ("SMBS"). CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and final maturity date. Principal payments may be made to the various classes in either a sequential order or simultaneously. SMBS typically are issued in two classes, with one receiving only interest payments from a pool of mortgage loans ("IOs") and the other receiving only principal payments ("POs"). The Funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements and other categories of receivables. Such securities are generally issued by trusts and special purpose corporations.

      Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair a Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. In addition, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

      Subject to their investment policies, the Funds may invest in convertible securities, which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In evaluating a convertible security, the Adviser will give primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which each Fund may invest are subject to the same rating criteria as the Fund's investments in non-convertible securities.

TEMPORARY DEFENSIVE INVESTMENTS

      For temporary defensive purposes, each of the Funds may invest all or part of its portfolio in U.S. or, subject to tax requirements, Canadian currencies, U.S. Government securities maturing within one year (including repurchase agreements collateralized by such securities), commercial paper of U.S. or foreign issuers, and cash equivalents.


--------------------------------------------------------------------------------
                                   Page -21-

      Commercial paper represents short-term unsecured promissory notes issued in bearer form by U.S. or foreign corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic or foreign issuers. Each Fund may also invest in commercial paper which at the date of investment is rated at least A-2 by Standard & Poor's or P-2 by Moody's, or their equivalent ratings, or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which are rated, at the time of purchase, A or better by Standard & Poor's or Moody's, or their equivalents, and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Adviser to be of comparable quality.

      Cash equivalents include obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of US$ 100 million. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. A Fund will invest in the obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks only when the Adviser determines that the credit risk with respect to the instrument is minimal.

ADDITIONAL INVESTMENT TECHNIQUES

      MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds may enter into both covered and uncovered rolls.

      WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When these transactions are negotiated, the price of the securities is fixed at the time of the commitment, but delivery and payment may take place up to 90 days after the date of the commitment to purchase. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund purchases securities on a forward commitment or when-issued basis, the Fund's custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitment.

      REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. In a repurchase agreement, a Fund buys a security subject to the right and obligation to sell it back to the other party at the same price plus accrued interest. These transactions must be fully collateralized at all times, but they involve some credit risk to a Fund if the other party defaults on its obligations and the Fund is delayed in or prevented from liquidating the collateral. A Fund will enter into repurchase agreements only with U.S. or foreign banks having total assets of at least US$ 100 million (or its foreign currency equivalent).

      REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and domestic broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Each Fund will deposit cash or liquid securities or a combination of both in a segregated account, which


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                                   Page -22-
will be marked to market daily, with its custodian equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements are considered borrowings, and as such are subject to the limitations on borrowings by the Funds.

      ILLIQUID SECURITIES. Each Fund will not invest more than 15% of its net assets in illiquid securities, which include repurchase agreements and fixed time deposits maturing in more than seven days and securities that are not readily marketable.

      LENDING SECURITIES. For the purpose of realizing income, each Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value. These transactions must be fully collateralized at all times but involve some credit risk to a Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Voting rights with respect to a portfolio security pass to the borrower when the security is loaned by a Fund, but the Trustees (or the Adviser) are required to call the loan if necessary to vote on a material event affecting the Fund's investment in the loaned security.


      OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other U.S.-registered investment companies. A Fund may not invest more than 5% of its total assets in the securities of any one such investment company or acquire more than 3% of the voting securities of any such investment company. A Fund will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees.



                    ADDITIONAL INVESTMENT INFORMATION


INVESTMENT RESTRICTIONS

      Each Fund has adopted certain fundamental investment restrictions which are described in detail in the Statement of Additional Information. Those investment restrictions designated as fundamental in the Statement of Additional Information can be changed only with shareholder approval. Each Fund's investment objective and all other investment restrictions and policies are nonfundamental and can be changed by the Board of Trustees of the Trust at any time without shareholder approval.

     Each Fund has fundamental investment restrictions with respect to borrowing, lending, diversification of investments, senior securities, pledging of assets, underwriting, real estate investments and commodities. See "Investment Restrictions" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS

      The Adviser is responsible for making specific decisions to buy and sell portfolio securities for the Funds. The Adviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The Funds generally purchase and sell foreign securities in foreign countries, since the best available market for foreign securities is often on foreign markets. In transactions on foreign markets, brokerage commissions generally are fixed and are often higher than in the United States where commissions are negotiated. In the over-the-counter markets, securities generally are traded on a net basis with the dealers acting as principal for their own accounts without a stated commission.

      The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Consideration may also be given to the broker-dealer's sale of shares of the Funds. Subject to this requirement and the provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended, securities may be bought from or sold to broker-dealers who have furnished statistical,


--------------------------------------------------------------------------------
                                   Page -23-
research and other information or services to the Adviser. Higher commissions may be paid to broker-dealers that provide research services. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information for a more detailed discussion of portfolio transactions. The Trustees will periodically review each Fund's portfolio transactions.


      Pursuant to procedures established by the Trustees, subject to applicable regulations, and consistent with the above policy of obtaining the most favorable overall price, the Adviser may place securities transactions with brokers with whom it or the Distributor is affiliated. No Fund will effect principal transactions with an affiliated broker or dealer.


PORTFOLIO TURNOVER


      It is estimated that, under normal circumstances, the portfolio turnover rate of each of the Funds will not exceed 150%. A high rate of portfolio turnover (i.e., 100% or higher) will result in correspondingly higher transaction costs to a Fund. A high rate of portfolio turnover will also increase the likelihood of net short-term capital gains (distributions of which are taxable to shareholders as ordinary income). See "Financial Highlights" for each Fund's portfolio turnover rate for the fiscal period ended October 31, 1997.



                           MANAGEMENT OF THE FUNDS


      The Board of Trustees of the Trust is responsible for the overall supervision and management of the Funds. The day-to-day operations of the Funds, including investment decisions, have been delegated to the Adviser. The Statement of Additional Information contains general background information regarding each Trustee and executive officer of the Trust.

THE ADVISER


      MGIS, located at 20 Finsbury Circus, London, England, acts as investment adviser to each Fund pursuant to the terms of an investment advisory contract between the Trust, on behalf of each Fund, and MGIS (the "Advisory Contract"). MGIS is registered as an investment adviser with the Commission and provides a full range of international investment advisory services to institutional clients. All of the outstanding voting stock of MGIS is owned by Morgan Grenfell Asset Management, Ltd. ("MGAM"), which is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. As of December 31, 1997, MGIS managed approximately $15.5 billion in assets.

      Under its Advisory Contract with the Trust, the Adviser manages each Fund's business and investment affairs. For these services, the Adviser is entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:


                                                               Annual Rate

        Morgan Grenfell International Equity Fund                   0.70%
        Morgan Grenfell Global Equity Fund                          0.70%
        Morgan Grenfell European Equity Fund                        0.70%
        Morgan Grenfell Pacific Basin Equity Fund                   0.70%
        Morgan Grenfell International Small Cap Equity Fund         1.00%
        Morgan Grenfell Japanese Small Cap Equity Fund              1.00%
        Morgan Grenfell European Small Cap Equity Fund              1.00%
        Morgan Grenfell Emerging Markets Equity Fund                1.00%


      As further described in "Expense Information," the Adviser has voluntarily agreed to reduce its advisory fee and to make arrangements to limit certain other expenses of each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets. For the fiscal period ended October 31, 1997, this voluntary agreement was in effect, and institutional shares of Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell International Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund paid advisory fees equal to 0%, 0.43%, 0.88%, 0.13% and 0.81% of their respective average daily net assets during such period. The advisory fees to which the Adviser is entitled for Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund,


--------------------------------------------------------------------------------
                                   Page -24-

Morgan Grenfell European Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund are higher than those for most mutual funds, but the Trustees believe that these fees are warranted by the resources needed to evaluate and invest in the particular markets on which these Funds focus.

      Each Fund that has commenced operations is managed by a team of MGIS investment professionals with expertise in the region(s) and types of investments in which the Fund invests. For a description of the business experience and other credentials of each investment professional involved in managing the Funds' portfolios, see Appendix A to this Prospectus.

      The Trust, on behalf of each Fund, is responsible for all of the Fund's expenses other than those expressly assumed by the Adviser under the terms of the Advisory Contract. The expenses borne by each Fund include service fees, the Fund's advisory fee, transfer agent fee and taxes and its proportionate share of custodian fees, expenses of issuing reports to shareholders, legal fees, auditing and tax fees, blue sky fees, fees of the Commission, insurance expenses and disinterested Trustees' fees.


SERVICE PLANS


      The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to service shares. Service fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in service shares. Service Organizations that are fiduciaries or parties in interest to Omnibus Accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA) should consult with their legal advisers regarding the receipt of service fees. See the Statement of Additional Information.

        In the event that an agreement between a Service Organization and the Trust expires or is terminated, service shares beneficially owned by customers of such Service Organization will convert automatically to institutional shares of the same Fund. Customers of a Service Organization will receive advance notice of any such conversion, and any such conversion will be effected on the basis of the relative net asset values of the two classes of shares involved. Information regarding institutional shares of the Trust may be obtained by calling 1-800-550-6426.

ADMINISTRATOR AND DISTRIBUTOR

      The Trust has entered into an Administration Agreement with SEI Financial Management Corporation ("SEI Financial Management" or the "Administrator"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100. The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, the preparation and maintenance of financial and accounting records, and the provision of the necessary office space, equipment and personnel to perform administrative and clerical functions.


      Pursuant to the Administration Agreement, SEI Financial Management receives from all series of the Trust (i.e., the Funds and all other active series of the Trust) and other funds managed by Morgan Grenfell Captital Management, Inc. an aggregate monthly fee at the following annual rates of the aggregate average daily net assets ("aggregate assets") of such funds:

               0.10% of aggregate net assets up to $1 billion
               0.07% of the next $500 million of aggregate net assets 0.05% of the next $1 billion of aggregate net assets 0.04% of aggregate net assets exceeding $2.5 billion



--------------------------------------------------------------------------------
                                   Page -25-

Each Fund that offers one or two classes of its shares pays the Administrator a minimum annual fee that equals $60,000, plus an additional $25,000 for each additional class of shares that it offers.

      SEI Financial Services Company (the "Distributor"), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456-0100, serves as the distributor of service shares of the Funds pursuant to a Distribution Agreement with the Trust and assists in the sale of service shares of the Funds.


CUSTODIAN AND TRANSFER AGENT

      The Trust has entered into a Custodian Agreement with The Northern Trust Company ("Northern Trust" or the "Custodian"), pursuant to which Northern Trust serves as custodian of the Funds' assets. The Custodian is located at Fifty South LaSalle Street, Chicago, Illinois 60675.


      DST Systems, Inc. (the "Transfer Agent"), 1004 Baltimore, Kansas City, Missouri 64105, serves as the transfer agent of the Funds. The Transfer Agent maintains the records of each record shareholder's account, processes purchases and redemptions of the Funds' service shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.


      Additional information regarding the services performed by Service Organizations, the Administrator, the Distributor, the Custodian and the Transfer Agent is provided in the Statement of Additional Information.


                           PURCHASE OF SERVICE SHARES


      In order to make an initial investment in service shares of a Fund, an investor must establish an account with a Service Organization. Investors may invest in service shares through an Omnibus Account maintained by their Service Organization. Alternatively, investors may invest in service shares by establishing a shareholder account with the Trust (in addition to the account with their Service Organization). Investors who invest through Omnibus Accounts may be subject to minimums established by their Service Organizations for initial and subsequent investments. Unless waived by the Trust, the minimum initial investment for Omnibus Accounts and investors who establish shareholder accounts with the Trust is $250,000.

      Investors who invest through Omnibus Accounts should submit purchase orders to their Service Organization. Investors who establish shareholder accounts with the Trust should submit purchase orders to the Transfer Agent as described below. Service shares of any Fund may be purchased on any Business Day at the net asset value next determined after receipt of the order in good order by the investor's Service Organization or by the Transfer Agent, as the case may be. A "Business Day" means any day on which the New York Stock Exchange (the "NYSE") is open. For an investor who invests through an Omnibus Account, the investor's Service Organization must receive the investor's purchase order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern
Time) and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such investors' purchase orders to the Transfer Agent. For an investor who has a shareholder account with the Trust, the Transfer Agent must receive the investor's purchase order before the close of regular trading on the NYSE for the investor to receive that day's net asset value.

      There is no sales charge in connection with purchases of service shares. Investors may be subject to transaction and/or account maintenance fees imposed by their Service Organizations (no part of which will be received by the Trust or the Adviser).

      Any such fees will be payable directly by the investor, and not by the Funds. The Trust reserves the right, in its sole discretion, to reject any purchase offer and to suspend the offering of service shares. The Trust does not issue share certificates.


--------------------------------------------------------------------------------
                                   Page -26-

      For investors who invest through Omnibus Accounts, payment for initial and subsequent purchases of service shares should be made to the investors' Service Organizations. These investors should contact their Service Organizations for further details on how to purchase service shares. For investors who have shareholder accounts with the Trust, payment for initial and subsequent purchases of service shares should be made by mail or wire as described below.

PURCHASES BY MAIL

      Service shares may be purchased initially by completing the Account Application accompanying this Prospectus and mailing it, together with a check in the amount of $250,000 or more drawn on a U.S. bank payable to the appropriate Fund, to:

By Regular Mail:                   By Overnight Mail:
----------------                   ------------------
Morgan Grenfell Investment Trust   Morgan Grenfell Investment Trust
P.O. Box 419165                    c/o DST Systems, Inc.
Kansas City, MO 64141-6165         (SEI Division CT-7 Tower)
                                   1004 Baltimore
                                   Kansas City, MO 64105

Third party checks, credit card checks and cash will not be accepted.

      Subsequent investments in an existing account in any Fund may be made at any time by sending to the Transfer Agent, at the above address, a check payable to the appropriate Fund, along with either (i) a subsequent order form which may be obtained from the Transfer Agent or (ii) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Investors should indicate the name of the appropriate Fund and account number on all correspondence.

PURCHASES BY WIRE

      Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase service shares of any Fund by requesting their bank to transmit funds by wire to:

                United Missouri Bank, N.A.
                ABA No. 10-10-00695
                For:  Account Number 98-7052-395-7
                Further Credit:  [appropriate Fund name]

      The investor's name and account number must be specified in the wire. In addition, investors should be aware that some banks may charge wire fees.

      Initial Purchases: Before making an initial investment in service shares by wire, an investor must first telephone 1-800-407-7301 to be assigned an account number. The investor may then transmit funds by wire through the wire procedures described above. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, investors making initial investments by wire must promptly complete the Account Application accompanying this Prospectus and forward it to the Transfer Agent at:

By Regular Mail:                    By Overnight Mail:
----------------                    ------------------
Morgan Grenfell Investment Trust    Morgan Grenfell Investment Trust
P.O. Box 419165                     c/o DST Systems, Inc.
Kansas City, MO 64141-6165          (SEI Division CT-7 Tower)
                                    1004 Baltimore
                                    Kansas City, MO 64105

      Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.


--------------------------------------------------------------------------------
                                   Page -27-

REPORTS TO SHAREHOLDERS

      Shareholders of each Fund receive an annual report containing audited financial statements and a semiannual report. Shareholders should contact their Service Organizations for information regarding the Funds. Also, shareholders who have shareholder accounts with the Trust may contact Morgan Grenfell Investment Trust for account information by calling 1-800-550-6426 or by writing to Morgan Grenfell Investment Trust at P.O. Box 419165, Kansas City, MO 64141-6165.


EXCHANGE PRIVILEGE

      A shareholder may exchange service shares of a Fund for service shares of another Fund or service shares of a Domestic Fund or Non-U.S. Fixed Income Fund, subject, in the case of shareholders who invest through Omnibus Accounts, to any restrictions imposed by the Service Organizations that maintain such Accounts. A shareholder should obtain and read the prospectus relating to service shares of a Domestic Fund or Non-U.S. Fixed Income Fund and consider its investment objective, policies and fees before making an exchange into that Fund. Exchanges will be permitted only in those states in which service shares of the relevant fund are available for sale. The Funds reserve the right to refuse any exchange request.

        If a shareholder who has a shareholder account with the Trust elects the telephone exchange privilege on the Account Application, the shareholder may exchange service shares in its accoun in one Fund for service shares in any other Fund described in this Prospectus by telephone (by calling 1-800-550-6246), as long as all accounts are identically registered. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may exchange service shares in one Fund for service shares of any other Fund or Domestic Fund or Non-U.S. Fixed Income Fund by telephone, unless they indicate otherwise in writing to the Trust. For shareholders who have shareholder accounts with the Trust, the Transfer Agent must receive the shareholder's exchange request in proper order before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) for the investor to receive that day's net asset values. Service Organizations are responsible for promptly forwarding such investors' exchange requests to the Transfer Agent. For an investor who establishes a shareholder account with the Trust, the Transfer Agent must receive the investor's exchange request before the close of regular trading on the NYSE for the investor to receive that day's net asset values.

      Neither the Funds nor their agents will be liable for any loss incurred by a shareholder as a result of following instructions communicated by telephone that they reasonably believe to be genuine. To confirm that telephone exchange requests are genuine, the Funds will employ reasonable procedures such as providing written confirmation of telephone exchange transactions and tape recording of telephone exchange requests. If a Fund does not employ such reasonable procedures, it may be liable for any loss incurred by a shareholder due to a fraudulent or other unauthorized telephone exchange request.

      An exchange is treated as the sale of service shares exchanged and, therefore, may produce a gain or loss to the shareholder that is recognizable for tax purposes.


                          REDEMPTION OF SERVICE SHARES

HOW TO REDEEM

      A shareholder may redeem service shares of a Fund without charge upon request on any Business Day at the net asset value next determined after receipt of the shareholder's redemption request by the shareholder's Service Organization (as long as the Service Organization promptly forwards the shareholder's redemption request to the Transfer Agent) or, in the case of


--------------------------------------------------------------------------------
                                   Page -28-
shareholders who have shareholder accounts with the Trust, by the Transfer Agent. For a shareholder who invests through an Omnibus Account, the shareholder's Service Organization must receive the shareholder's redemption request before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) and promptly forward such request to the Transfer Agent for the shareholder to receive that day's net asset value. Service Organizations are responsible for promptly forwarding such shareholders' redemption requests to the Transfer Agent. For a shareholder who has a shareholder account with the Trust, the Transfer Agent must receive the shareholder's redemption request before the close of regular trading on the NYSE for the shareholder to receive that day's net asset value.


      A shareholder who has a shareholder account with the Trust may request redemptions by telephone (by calling 1-800-407-7301) if the optional telephone redemption privilege is elected on the Account Application. Service Organizations, acting on behalf of their customers who invest in service shares through Omnibus Accounts, may redeem service shares by telephone, unless they indicate otherwise in writing to the Trust. Alternatively, Service Organizations and shareholders who have shareholder accounts with the Trust may submit redemption requests in writing. A written redemption request must specify the number of shares to be redeemed, the shareholder's or Omnibus Account's account number with the Trust, payment instructions and the exact registration of the account and should be forwarded to the Transfer Agent at:


By Regular Mail:                    By Overnight Mail:
----------------                    ------------------
Morgan Grenfell Investment Trust    Morgan Grenfell Investment Trust
P.O. Box 419165                     c/o DST Systems, Inc.
Kansas City, MO 64141-6165          (SEI Division CT-7 Tower)
                                    1004 Baltimore
                                    Kansas City, MO 64105

Signatures must be guaranteed in accordance with the procedures set forth below under "Payment of Redemption Proceeds."

      In order to verify the authenticity of telephone redemption requests, the Transfer Agent's telephone representatives will request that the caller provide certain information unique to the account. If the caller is unable to provide this information, telephone redemption requests will not be processed and the redemption will have to be completed by mail. As long as the Transfer Agent's telephone representatives comply with the procedures described above, neither the Trust nor the Transfer Agent will be liable for any losses due to fraudulent or unauthorized transactions. Finally, it may be difficult to implement telephone redemptions in times of drastic economic or market changes.

PAYMENT OF REDEMPTION PROCEEDS


      For shareholders having accounts with the Trust, redemption proceeds ordinarily will be wired to the bank account designated on the Account Application, unless payment by check has been requested. For shareholders who invest through Omnibus Accounts, redemption proceeds will be wired to the Service Organization that maintains the Account, unless the Service Organization has requested payment by check. For a redemption request received by the redeeming shareholder's Service Organization before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) and promptly forwarded to the Transfer Agent (or, in the case of shareholders who have shareholder accounts with the Trust, received by the Transfer Agent before such close of trading), redemption proceeds often will be wired the next Business Day. Normally, redemption proceeds will be wired within no more than seven days after the Transfer Agent receives the appropriate redemption request documents, including any additional documentation that may be required by the Transfer Agent in order to establish that a redemption request has been properly authorized. Frequently, redemption proceeds will be wired on the next Business Day after the Transfer Agent's receipt of such documents. In addition, the payment of redemption proceeds for service shares of a Fund recently purchased by check may be delayed for up to 15 calendar days from the purchase date. After a wire has been initiated by the Transfer Agent, neither the Transfer Agent nor the Trust assumes any further



--------------------------------------------------------------------------------
                                   Page -29-
responsibility for the performance of intermediaries or the Service Organization's or shareholder's bank in the transfer process. If a problem with such performance arises, the Service Organization or shareholder should deal directly with such intermediaries or bank.


      Service Organizations whose customers invest through Omnibus Accounts and shareholders who have accounts with the Trust may request that redemption payments be made by Federal Reserve wire or Automated Clearing House (ACH) wire. Shareholders cannot redeem shares of any Fund by Federal Reserve wire on Federal holidays restricting wire transfers. There is no charge for ACH wire transactions; however, such transactions will not be posted to a Service Organization's or a shareholder's bank account until the second Business Day following the transaction.


      A Service Organization or a shareholder who has an account with the Trust may change the bank designated to receive redemption proceeds by providing written notice to the Transfer Agent which has been signed by the Service Organization or such shareholder, or its authorized representative. This signature must be guaranteed by a bank, a securities broker or dealer, a credit union having authority to issue signature guarantees, a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association, a national securities exchange, a registered securities association or a clearing agency, provided that such institution satisfies standards established by the Transfer Agent. The Transfer Agent may also require additional documentation in connection with a request to change a designated bank.

      If the Board of Trustees determines that it is appropriate in order to protect the best interests of a Fund and its shareholders, the Fund, under the limited circumstances described below, may satisfy all or part of a redemption request by delivering portfolio securities to a redeeming investor. However, the Trust, on behalf of each Fund, has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Only redemptions in excess of this limit may be paid in kind. In-kind payments would not have to constitute a cross-section of a Fund's portfolio. Investors receiving redemption payment in portfolio securities will not have eliminated their investment exposure by their redemption as would investors receiving their redemption payment in cash. Instead these investors will be subject to risks inherent in owning such securities, including market value and currency fluctuations, difficulties in selling securities in particular markets and repatriating the sales proceeds, and the political and other risks described under "Description of Securities and Investment Techniques and Related Risks - Foreign Securities." In addition, a shareholder generally will incur additional expenses, such as brokerage commissions and currency conversion fees or expenses, on the sale or other disposition of securities received from a Fund. Any portfolio securities paid or distributed to a redeeming shareholder would be valued as described under "Net Asset Value."


                                 NET ASSET VALUE


      The net asset value per share of each Fund is normally calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on each Business Day. The net asset value of each class of a Fund's shares is determined by adding the value of all securities, cash and other assets of the Fund attributable to such class, subtracting liabilities (including accrued expenses and dividends payable) attributable to such class and dividing the result by the total number of outstanding Fund shares of such class.

      For purposes of calculating net asset value, equity securities traded on a recognized foreign or U.S. securities exchange are valued at their last sale price on the principal exchange on which they are traded on the valuation day prior to the time of valuation or, if no sale prior to the time of valuation occurs, at the bid price. Unlisted equity securities for which current market quotations are readily available are valued at their most recent bid price prior to the time of valuation. Debt securities and other fixed-income investments


--------------------------------------------------------------------------------
                                   Page -30-
owned by the Funds are valued at prices supplied by independent pricing agents, which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term obligations maturing in sixty days or less may be valued at amortized cost, which does not take into account unrealized gains or losses on portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, it may result in periods in which the value of the security, as determined by the amortized cost method, may be higher or lower than the price a Fund would receive if the Fund sold the security. Other assets and assets whose market value does not, in the opinion of the Adviser, reflect fair value are valued at fair value using methods determined in good faith by the Board of Trustees.

      Certain portfolio securities held by each Fund are listed on foreign exchanges which trade at times and on days when the NYSE is closed. As a result, the net asset value of each class of a Fund may be significantly affected by such trading at times and on days when shareholders have no ability to redeem shares of the Fund.


                         DIVIDENDS, DISTRIBUTIONS AND TAXES


      Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gain, if any, at least annually. Each Fund also distributes at least annually substantially all of the net long-term capital gain, if any, which it realizes for each taxable year and may make distributions at any other times when necessary to satisfy applicable tax requirements. Capital losses, including any capital loss carryovers from prior years, are taken into account in determining the amounts of short-term and long-term capital gains to be distributed. From time to time, a portion of a Fund's distributions may constitute a return of capital for tax purposes. Dividends and distributions are made in additional service shares of the same Fund or, at the shareholder's election, in cash. The election to reinvest dividends and distributions or receive them in cash may be changed at any time upon written notice to the Transfer Agent. If no election is made, all dividends and capital gain distributions will be reinvested.

TAXES

      Each Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to qualify for such treatment for each taxable year. To qualify as a regulated investment company, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income or net realized capital gain that is distributed to its shareholders in accordance with certain timing and other requirements of the Code.


      Dividends paid by a Fund from its net investment income, certain net realized foreign exchange gains, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Dividends paid by a Fund from any excess of net long-term capital gain over net short-term capital loss will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held its shares. It is anticipated that future tax regulations implementing federal tax legislation enacted on August 5, 1997 will provide that distributions of long-term capital gains to individuals or other noncorporate taxpayers will be subject to different maximum tax rates, depending on the dates on which the gains are recognized and the applicable Fund's holding periods for the assets that produce the gains. These tax consequences will apply regardless of whether distributions are received in cash or reinvested in shares. Certain distributions declared in October, November or December and paid in


--------------------------------------------------------------------------------
                                   Page -31-

January of the following year are taxable to shareholders as if received on December 31 of the year in which they are declared.


        Shareholders will be informed annually about the amount and character of distributions received from a Fund for federal income tax purposes and foreign taxes, if any, passed through to shareholders, as described below.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, redemptions and exchanges if they fail to furnish their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to non-resident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless a current IRS Form W-8 or acceptable substitute for Form W-8 is on file, to backup withholding on certain other payments from a Fund.

      Because each Fund invests in foreign securities, it may be subject to foreign withholding or other foreign taxes on income earned on such securities (possibly including, in some cases, capital gains). In any year in which any of the Funds qualifies, it may make an election that would generally permit its shareholders to take a credit or a deduction for their proportionate shares of qualified foreign taxes paid by such Fund, subject to applicable restrictions or limitations under the Code. Each such shareholder would then treat as additional income (in addition to actual dividends and distributions) his or her proportionate share of the amount of qualified foreign taxes paid by such Fund. For some years, a Fund may be unable or may not elect to pass such taxes and foreign tax credits and deductions with respect to such taxes through to its shareholders.


      Investors should consider the tax implications of buying service shares immediately prior to a distribution. Investors who purchase service shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on any taxable distribution even though the distribution represents a return of a portion of the purchase price.

      Redemptions and exchanges of service shares are taxable events for shareholders that are subject to tax.


      In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on dividends, capital gain distributions, or the proceeds of redemptions or exchanges. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent distributions of a Fund are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government Securities, provided in some states that certain thresholds for holdings of U.S. Government Securities and/or reporting requirements are satisfied.

      The Funds may not satisfy such requirements in some states or localities. Shareholders should consult their tax advisors regarding specific questions about federal, state, local or foreign taxes and special rules that may be applicable to certain classes of investors, such as retirement plans, financial institutions, tax-exempt entities, insurance companies and non-U.S. persons.


                        ORGANIZATION AND SHARES OF THE TRUST



      The Trust was formed as a business trust under the laws of the State of Delaware on September 13, 1993, and commenced investment operations on January 3, 1994. The Board of Trustees of the Trust is responsible for the overall management and supervision of the affairs of the Trust. The Declaration of Trust authorizes the Board of Trustees to create separate investment series or portfolios of shares. As of the date hereof, the Trustees have established the


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                                   Page -32-
eight Funds described in this Prospectus and fourteen additional series. The Declaration of Trust further authorizes the Trust to classify or reclassify any series or portfolio of shares into one or more classes. As of the date hereof, the Trustees have established two classes of shares: service shares and institutional shares.


      The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that only service shares bear service fees and each class may bear other expenses properly attributable to the particular class. Also, holders of service shares of each Fund have exclusive voting rights with respect to the service plan adopted by their Fund.

      When issued, shares of the Funds are fully paid and nonassessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable Fund available for distribution to shareholders. Shares of the Funds entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

      Shares of a Fund will be voted separately with respect to matters pertaining to that Fund except for the election of Trustees and the ratification of independent accountants. For example, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and any change in the fundamental investment restrictions of such Fund. Approval by the shareholders of one Fund is effective only as to that Fund. The Trust does not intend to hold shareholder meetings, except as may be required by the 1940 Act. The Trust's Declaration of Trust provides that special meetings of shareholders shall be called for any purpose, including the removal of a Trustee, upon written request of shareholders entitled to vote at least 10% of the outstanding shares of the Trust, or Fund, as the case may be. In addition, if ten or more shareholders of record who have held shares for at least six months and who hold in the aggregate either shares having a net asset value of $25,000 or 1% of the outstanding shares, whichever is less, seek to call a meeting for the purpose of removing a Trustee, the Trust has agreed to provide certain information to such shareholders and generally to assist their efforts.


      As of January 30, 1998, the TRW Master Trust owned beneficially 63.17% and the Pitney Bowes Retirement Plan owned beneficially 36.81% of the outstanding shares of the European Small Cap Equity Fund, the Motorola Pension Fund owned beneficially 31.86% and the Motorola Employees Savings & Profit Sharing Trust owned beneficially 29.42% and the Public Employees' Retirement Association owned beneficially 28.94% of the outstanding shares of the Emerging Markets Equity Fund, the Louisiana Municipal Police Employees Retirement System owned beneficially 98.09% of the outstanding shares of the European Equity Fund, and Morgan Grenfell Capital Management, Inc. owned beneficially 64.62% and Deutsche Morgan Grenfell C. J. Lawrence Inc. owned beneficially 27.96% of the outstanding shares of the International Equity Fund, and Delta Airlines, Inc. Master Retirement Trust owned beneficially 45.31% of the outstanding shares of the International Small Cap Equity Fund.



      Certain of the Trustees and officers of the Trust reside outside the United States, and substantially all the assets of these persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon these persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Delaware. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against these Trustees and officers predicated solely upon the federal securities laws. See "Trustees and Officers" in the Statement of Additional Information.

      As of the date of this Prospectus, the Administrator owned 100% of the outstanding shares of Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund.


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                                   Page -33-

                            PERFORMANCE INFORMATION


      From time to time, performance information, such as total return and yield for service shares of a Fund, may be quoted in advertisements or in communications to shareholders. Total return for service shares of a Fund may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in service shares of a Fund. Aggregate total return reflects the total percentage change over the stated period. In calculating total return, dividends and capital gain distributions made by the Fund during the period are assumed to be reinvested in the Fund's service shares. A Fund's yield reflects a Fund's overall rate of income on portfolio investments as a percentage of the service share price. Yield is computed by annualizing the result of dividing the net investment income per service share over a 30-day period by the net asset value per service share on the last day of that period.

      To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss performance as reported by various financial publications. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. In addition, the performance of a Fund may be compared in publications to averages, performance rankings or other information prepared by recognized mutual fund statistical services.

      Performance quotations of a Fund represent the Fund's past performance and, consequently, should not be considered representative of the future performance of the Fund. The value of service shares, when redeemed, may be more or less than the original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in service shares of a Fund are not at the direction or within the control of the Funds and will not be included in the Funds' calculations of total return.


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                                   Page -34-

                                   APPENDIX A
                          PORTFOLIO MANAGER INFORMATION


Funds                                                        Portfolio Managers
-----                                                        ------------------

Morgan Grenfell International Equity Fund                    Patrick Disney
                                                             Patrick Deane
                                                             Alex Tedder
                                                             Graham Bamping
                                                             William Thomas

Morgan Grenfell Global Equity Fund                           Patrick Disney
                                                             Patrick Deane
                                                             Alex Tedder
                                                             Graham Bamping
                                                             William Thomas
                                                             David Heape

Morgan Grenfell European Equity Fund                         Richard Wilson
                                                             Marco Ricci

Morgan Grenfell Pacific Basin Equity Fund                    Graham Bamping
                                                             William Thomas

Morgan Grenfell International Small Cap Equity Fund          Jonathan Wild
                                                             Marco Ricci
                                                             Lim Ser Mui
                                                             Atsuhiko Masuda
                                                             Richard Curling
                                                             Helene Jelman

Morgan Grenfell Japanese Small Cap Equity Fund               James Pulsford
                                                             Atsuhiko Masuda

Morgan Grenfell European Small Cap Equity Fund               Marco Ricci
                                                             Jonathan Wild
                                                             Richard Curling
                                                             Helene Jelman

Morgan Grenfell Emerging Markets Equity Fund                 Neil Jenkins
                                                             Alan Nesbit
                                                             Christopher Turner
                                                             Andrew Williamson
                                                             Daniel Salter



--------------------------------------------------------------------------------
                                   Page -35-

Portfolio Manager     Expertise                             Professional Experience
-----------------     ---------                             -----------------------
Graham Bamping        Pacific Basin Equity Markets          Director, Morgan Grenfell Investment
                                                            Services ("MGIS") (since 1987);
                                                            Portfolio Manager, Pacific Basin (since
                                                            1989); Portfolio Manager, Singapore
                                                            (1981-1983); Research, Far East (1980-1981);
                                                            Research, UK (1978-1980).

Richard Curling       European Equities                     Director, MGAM (since 1996); Director, MGIM (since 1989);
                                                            Fund Manager - Small Companies, MGIS (since 1986).

Patrick Deane         UK Equities                           Fund Manager, MGIS (since 1994);
                                                            Fund Manager, HSBC Asset Management (1992-1994);
                                                            Fund Manager, Midland Montagu Asset Management (1990-1992).

Patrick Disney        EAFE  Markets                         Managing Director, MGIS (since 1988);
                                                            Director, MGIS (1987-1988); EAFE Team (since 1981).

David Heape           US Equities                           Director, MGIFM (since 1994); Fund
                                                            Manager, US Equities, MGIS & MGIFM (since 1989);
                                                            Analyst, UK Equities, Morgan Grenfell & Co., London (1986-1989).

Helene Jelman         European Equities                     Fund Manager, MGIS (since 1996).
                                                            Cazenove (1995-1996)
                                                            Price Waterhouse (1991-1995)

Neil Jenkins, CFA     Emerging Markets                      Director, MGIS and Head of Emerging Markets (since 1997);
                                                            Global and Emerging Markets Fixed Income Portfolio Manager
                                                            (1996 - 1997); Director,  MGIFM (since 1995); Vice President,
                                                            MGIT (since 1993); Director, MGCM (1991-1996); Morgan Grenfell,
                                                            Moscow Office (1988-1990); Morgan Grenfell & Company
                                                            Ltd. (since 1985).

Atsuhiko Masuda       Japanese Equities                     Fund Manager, DB Morgan Grenfell
                                                            Asset Management Limited, Tokyo, (since 1995);  MBA,
                                                            University of Pennsylvania (1993-1995). Analyst, Morgan Grenfell, Tokyo
                                                            (1990-1993); Analyst, Morgan Grenfell, London (1988-1990).


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                                   Page -36-

Lim Ser Mui           Asia Ex Japan Small Cap               Portfolio Manager, Morgan Grenfell Investment Management (Asia)
                                                            Limited, Singapore (since 1991); Manager, Deutsche Bank Private Banking
                                                             (1988-1991); Investment Manager, First City Investments Pte Ltd.
                                                            (1986-1988); Assistant Manager Investments, Paribas South East Asia
                                                            (1985-1986); Assistant Manager, United Overseas Bank, Investment
                                                            Division (1980-1985); Senior Auditor, Arthur Young (1978-1980).

Alan Nesbit           Emerging Markets                      Director of Morgan Grenfell Asset
                                                            Management Ltd. (since 1985) and Morgan Grenfell
                                                            Trust Managers; Portfolio Manager, Latin
                                                            American Equities, MGIS (since 1991).

James Pulsford        Japanese Markets                      Portfolio Manager, Japanese Markets,
                                                            MGIS (since 1987); UK research (since
                                                            1984).

Marco Ricci           Continental Europe                    Fund Manager, MGIS - Continental
                                                            Europe (since 1997); Analyst, Fidelity International Ltd.
                                                            (1994 - 1997); Corporate Finance, Bankers
                                                            Trust Co., (1993); Analyst,
                                                            Schroeders Plc (1992).

Daniel Salter         European Equities                     Fund Manager, MGIS (since 1995);
                                                            Fund Manager, MGIFM (since 1994).

Alex Tedder           European Equities                     Portfolio Manager, Europe, MGIS
                                                            (since 1994); Analyst/Portfolio Manager,
                                                            Schroder Investment
                                                            Management (1990-1994).

William Thomas        Japanese Markets                      Director, MGIS (since 1988); Portfolio
                                                            Manager, MGIS (technology investments) (1984-1988); Director,
                                                            Extel (UK computing services company) (1971-1979).


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                                   Page -37-

Christopher Turner    European Emerging Markets             Portfolio Manager, European Emerging
                                                            Equities Markets, MGIS (since
                                                            1993); Portfolio Manager, European
                                                            Emerging Markets, MGIFM (since 1990);
                                                            Analyst/Portfolio Manager, Equity and Law Life Assurance
                                                            Society (1986 - 1990).

Jonathan Wild         International Equity Markets,         Portfolio Manager, MGIS (since 1996);
                      Small Capitalization                  Portfolio Manager, Finsbury Asset
                      Companies                             Management (1993-1995); Manager,
                                                            Barclays De Zoette Wedd (1991-1992);
                                                            Manager, KPMG Peat Marwick (1986-
                                                            1991).

Andrew Williamson     Emerging Markets - South              Fund Manager, MGIS (since 1996);
                      Africa                                Morgan Grenfell & Co. (1993 - 1996).

Richard Wilson        UK Equities                           Director, MGIS (since 1996); Portfolio
                                                            Manager, UK, MGIS (since 1993);
                                                            Portfolio Manager, HSBC Asset Management
                                                            (1992-1993);  Portfolio Manager, Midland
                                                            Montagu Asset Management (1988-1992).


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                                   Page -38-

                                   APPENDIX B

                         TAX CERTIFICATION INSTRUCTIONS


     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications in Section H or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minor's Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and write "exempt" after their signature in section H of the application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Internal Revenue Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


--------------------------------------------------------------------------------
                                   Page -39-

                        Morgan Grenfell Investment Trust
                                885 Third Avenue
                            New York, New York 10022

                               Investment Adviser
                   Morgan Grenfell Investment Services Limited
                               20 Finsbury Circus
                            London, England EC2M 1NB

                          Administrator and Shareholder
                                 Servicing Agent
                      SEI Financial Management Corporation
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456-0100

                                   Distributor
                         SEI Financial Services Company
                             1 Freedom Valley Drive
                          Oaks, Pennsylvania 19456-0100

                                    Custodian
                           The Northern Trust Company
                           Fifty South LaSalle Street
                             Chicago, Illinois 60675

                                 Transfer Agent
                                DST Systems, Inc.
                                 1004 Baltimore
                           Kansas City, Missouri 64105

                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  Legal Counsel
                                  Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

                               Service Information
          Existing accounts, new accounts, prospectuses, Statements of
                             Additional Information
                applications, and service forms - 1-800-550-6426

                      Telephone Exchanges - 1-800-407-7301

                           Share Price and Performance
                          Information - 1-800-550-6426
                     (or contact your Service Organization)


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